UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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AETNA INC.

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aetna

Healthier days for a healthier world

2016 Notice of Annual Meeting and Proxy Statement

31.05.901.1-16 (4/16)

Fellow Shareholders:

Aetna Inc.’s 2016 Annual Meeting of Shareholders will be held on Friday, May 20, 2016, at 9:30 a.m. Eastern time at the Avon Old Farms Hotel, in Avon, CT. We hope you will attend.

This document includes the Notice of the Annual Meeting and Aetna’s 2016 Proxy Statement. The Proxy Statement provides information about Aetna and describes the business we will conduct at the meeting.

At the meeting, in addition to specific agenda items, we will discuss generally the operations of Aetna. We welcome any questions you have concerning Aetna and will provide time during the meeting for questions from shareholders.

We are pleased to take advantage of Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their shareholders on the Internet. These rules allow us to provide our shareholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our annual meeting. As a result, beginning on or about April 8, 2016, we are mailing a notice of Internet availability to many of our shareholders instead of paper copies of our Proxy Statement and our 2015 Annual Report, Financial Report to Shareholders. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how shareholders can receive a paper copy of our proxy materials, including the Proxy Statement, our 2015 Annual Report, Financial Report to Shareholders and Proxy Card.

If you plan to attend the meeting, please follow the advance registration instructions on page 71 of the Proxy Statement under “How Can I Obtain an Admission Ticket For the Annual Meeting?” and on page 77 of the Proxy Statement. Aetna’s Corporate Secretary must receive your written request for an admission ticket on or before May 13, 2016. An admission ticket, which is required for admission to the meeting, will be mailed to you prior to the meeting.

Your vote is very important to us. If you are unable to attend the Annual Meeting, it is still important that your shares be represented. Please vote your shares promptly.

Thank you for being an Aetna shareholder and for the trust you have in our Company.

Mark T. Bertolini

Chairman and Chief Executive Officer

April 8, 2016

Aetna Inc. 151 Farmington Avenue Hartford, Connecticut 06156	Judith H. Jones Vice President and Corporate Secretary

Notice of Annual Meeting of Shareholders of Aetna Inc.

FRIDAY, MAY 20, 2016

9:30 a.m. Eastern time

Avon Old Farms Hotel, in Avon, CT

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Aetna Inc. will be held at the Avon Old Farms Hotel, in Avon, CT on Friday, May 20, 2016, at 9:30 a.m. Eastern time for the following purposes:

1.	To elect as Directors of Aetna Inc. the 12 nominees named in this Proxy Statement;
2.	To approve the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2016;
3.	To approve the proposed Aetna Inc. 2016 Employee Stock Purchase Plan;
4.	To approve the Company’s executive compensation on a non-binding advisory basis;
5.	To consider and act on one shareholder proposal, if properly presented at the meeting; and
6.	To transact any other business that may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 18, 2016, as the record date for determination of the shareholders entitled to vote at the Annual Meeting or any adjournment thereof.

The Annual Meeting is open to all shareholders as of the record date, the close of business on March 18, 2016, or their authorized representatives. Complimentary parking for meeting attendees is available at the Avon Old Farms Hotel, in Avon, CT. See page B-1 for directions to the Avon Old Farms Hotel, in Avon, CT.

It is important that your shares be represented and voted at the Annual Meeting. We urge you to vote by using the Internet, by telephone or, if you received a proxy/voting instruction card, by marking, dating, signing and returning it by mail in the postage-paid envelope furnished for that purpose. If you attend the Annual Meeting, you may vote in person if you wish, even if you have voted previously.

This Notice of Annual Meeting and Proxy Statement and Aetna’s 2015 Annual Report, Financial Report to Shareholders are available on the Internet at www.proxyvote.com.

The Annual Meeting will be audiocast live on the Internet at www.aetna.com/investor.

April 8, 2016	By order of the Board of Directors, Judith H. Jones Vice President and Corporate Secretary

IMPORTANT INFORMATION IF YOU PLAN TO ATTEND THE MEETING IN PERSON:

Don’t forget your ticket and government issued ID (for example, a driver’s license or passport).

You must request a ticket in advance by following the instructions on pages 71 and 77 of the attached Proxy Statement. Aetna’s Corporate Secretary must receive your written request for an admission ticket on or before May 13, 2016.

If you hold your Aetna common shares through a brokerage account (in “street name”), your request for an admission ticket must include a copy of a brokerage statement reflecting stock ownership as of the record date.

Please leave all weapons, cameras, audio and video recording devices and other electronic devices at home.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 20, 2016

This Proxy Statement and the related 2015 Annual Report, Financial Report to Shareholders are available at www.proxyvote.com.

Among other things, the “QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING” section of this Proxy Statement, which begins on page 67, contains information regarding:

•	The date, time and location of the Annual Meeting;

•	A list of the matters being submitted to shareholders for vote and the recommendations of the Board of Directors of Aetna Inc., if any, regarding each of those matters; and

•	Information about attending the Annual Meeting and voting in person.

Any control/identification number that a shareholder needs to access his or her form of proxy is included with his or her proxy or voting instruction card or notice of Internet availability of proxy materials.

GOVERNANCE OF THE COMPANY

At Aetna Inc. (“Aetna”), we believe sound corporate governance principles are good for our business, our industry, the competitive marketplace and all of those who place their trust in us. We have embraced the principles behind the Sarbanes-Oxley Act of 2002, as well as the governance rules for companies listed on the New York Stock Exchange (“NYSE”). These principles are reflected in the structure and composition of our Board of Directors (our “Board”) and in the charters of our Board Committees, and are reinforced through Aetna’s Code of Conduct, which applies to every Aetna employee and every member of the Board.

Aetna’s Corporate Governance Guidelines

Aetna’s Corporate Governance Guidelines (the “Guidelines”) provide the framework for the governance of Aetna. The governance rules for companies listed on the NYSE and those contained in the Sarbanes-Oxley Act of 2002 are reflected in the Guidelines. The Guidelines address the role of the Board (including advising on key strategic, financial and business objectives); the composition of the Board and selection of Directors; the functioning of the Board (including its annual self-evaluation); the Committees of the Board; the compensation of Directors; and the conduct and ethics standards for Directors, including a prohibition against any nonmanagement Director having a direct or indirect material relationship with Aetna and its subsidiaries (collectively, the

“Company”) except as authorized by the Board or the Nominating and Corporate Governance Committee (the “Nominating Committee”), and a prohibition against Company loans to, or guarantees of obligations of, Directors and their family members. The Guidelines are available at www.aetna.com/governance.

As a complement to our annual Board and Committee self-evaluations and as part of the Board’s desire for continuous self-improvement, during 2015 the Board engaged an independent third-party facilitator to conduct individual director interviews. This interview process was designed to provide Directors an opportunity to share valuable feedback with each other with the goal of maximizing individual effectiveness.

AETNA INC. - 2016 Proxy Statement	1

GOVERNANCE OF THE COMPANY

The Board reviews the Company’s corporate governance practices annually. These reviews include a comparison of our current practices to those suggested by various groups or authorities active in corporate governance and to those of other public companies.

Aetna’s Board of Directors

Aetna’s business and affairs are managed under the direction of the Board. Under Aetna’s By-Laws, the size of the Board may range from 3 to 21 members, with any change to the size of the Board to be designated from time to time by the Board. The Board currently consists of 13 individuals. Upon the retirement of Barbara Hackman Franklin, the Board is expected to be reduced to 12 members. The Board appoints Aetna’s officers, who serve at the discretion of the Board.

Under Aetna’s Articles of Incorporation, at each annual meeting of shareholders, all of the Directors are elected to hold office for a term of one year and until their successors are elected and qualified.

On July 2, 2015, Aetna entered into a definitive agreement to acquire Humana Inc. (“Humana”). On October 19, 2015, Aetna and Humana each obtained the approval of their respective shareholders necessary for our acquisition of

Humana. The Humana acquisition remains subject to customary closing conditions, including the expiration of the federal Hart-Scott-Rodino Antitrust Improvements Act of 1976 waiting period and approvals of state departments of insurance and other regulators.

As of completion of the proposed Humana acquisition (the “Proposed Acquisition”), which Aetna currently expects to occur in the second half of 2016, the size of the Board will be expanded to include four members of the Humana board of directors who are independent with respect to Aetna and jointly designated by Humana and Aetna. As of the date of this Proxy Statement, Aetna and Humana have not made a determination as to which four members of the Humana board of directors will be designated to Aetna’s Board. Mark T. Bertolini will continue to serve as Chairman and Chief Executive Officer of Aetna following the completion of the Proposed Acquisition.

Director Elections — Majority Voting Standard

Aetna’s Articles of Incorporation provide for majority voting in uncontested elections of Directors. Under the Articles of Incorporation, a Director nominee will be elected if the number of votes cast “for” the nominee exceeds the number of votes cast “against” the nominee. An abstention will not have any effect on the outcome of the election. In contested elections, those in which there are more candidates for election than the number of Directors to be elected and one or more candidates have been properly proposed by shareholders, the voting standard will be a plurality of votes cast. Under Pennsylvania law, if an incumbent Director nominee does not receive a majority of the votes cast in an uncontested election, the incumbent Director will continue to serve on the Board until his or her successor is elected and qualified. To address this situation, the Guidelines require any incumbent nominee for Director in an uncontested election who receives more “against” votes than “for” votes to promptly submit his or her resignation for consideration by the Nominating Committee. The Nominating Committee is then required to recommend to the Board the action to be taken with respect to the resignation, and the Board is required to act on the resignation, in each case within a reasonable period of time. Aetna will disclose promptly to the public each such resignation and decision by the Board. New nominees not already serving on the Board who fail to receive a majority of votes cast in an uncontested election will not be elected to the Board in the first instance.

Director Retirement Age

The Nominating Committee regularly assesses the appropriate size and composition of the Board and, among other matters, whether any vacancies on the Board are expected due to retirement or otherwise. The current Director retirement age is 76. Each year, the Nominating Committee considers the characteristics and performance of each individual Director candidate as part of its nomination process, regardless of the candidate’s age. In accordance with the Guidelines, Barbara Hackman Franklin is not standing for election at the Annual Meeting. Ms. Franklin’s vacancy will not be filled at the Annual Meeting, and, as a result, the size of the Board will be reduced from 13 to 12 Directors. Proxies cannot be voted for a greater number of persons than the number of Director nominees named in this Proxy Statement.

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GOVERNANCE OF THE COMPANY

Executive Sessions

Aetna’s nonmanagement Directors meet in regularly scheduled executive sessions without management present at every regular Aetna Board meeting. During 2015, the nonmanagement Directors, each of whom was independent other than Dr. Coye, met fourteen times to discuss certain Board policies, processes and practices, the performance and proposed performance-based compensation of the Chairman and Chief Executive Officer, management succession and other matters relating to the

Company and the functioning of the Board. In addition, Aetna’s independent Directors met once in executive session during 2015 without management present. Dr. Coye was an independent Director until September 2010, when she joined UCLA Health System. Dr. Coye left UCLA Health System on May 29, 2015. UCLA Health System provides hospital services to our members as explained on page 5.

Board Leadership Structure and the Lead Director

The Board, assisted by the Nominating Committee, regularly reviews the leadership structure of the Company, including whether the position of Chairman should be held by an independent Director. The Board believes that the decision to combine or separate the positions of Chairman and Chief Executive Officer is highly dependent on the strengths and personalities of the personnel involved and must take into account current business conditions and the environment in which the Company operates. The Board also strongly believes Mr. Bertolini, who continues to serve as Chief Executive Officer, is a successful leader of the Board and an effective bridge between the Directors and Company management. While the Board has decided to keep the roles of Chairman and Chief Executive Officer combined at this time, the Board also has taken steps to ensure that it effectively carries out its responsibility for independent oversight of management. These steps include the election of a Lead Director (with comprehensive and clearly delineated duties); the scheduling at every regular Board meeting of an executive session of the nonmanagement Directors (without Mr. Bertolini or other management attendees present); and assuring that substantially all of the nonmanagement Directors are independent. In addition, each Board Committee meets regularly in executive session without management attendees.

The duties of the Lead Director include the following:

•    presiding at all meetings of the Board at which the Chairman is not present, including executive sessions of the nonmanagement Directors;

•    approving meeting agendas and schedules to assure there is sufficient time for discussion of all agenda items;

•    approving information sent to the Board;

•    calling special meetings of the Board (including meetings of the nonmanagement or independent Directors); and

•    making himself or herself available as appropriate for consultation and direct communication upon the reasonable request of a major shareholder.

Edward J. Ludwig, an independent Director, has served as the Lead Director since February 24, 2012. The Lead Director is appointed annually.

AETNA INC. - 2016 Proxy Statement	3

GOVERNANCE OF THE COMPANY

Communications with the Board

To contact Aetna’s Chairman or its Lead Director or to send a communication to the entire Board you may contact:

Mark T. Bertolini Chairman and Chief Executive Officer Aetna Inc. 151 Farmington Avenue Hartford, CT 06156	or	Edward J. Ludwig Lead Director P.O. Box 370205 West Hartford, CT 06137-0205

Communications sent to Aetna’s Chairman will be delivered directly to him. All communications to the Lead Director or addressed to the nonmanagement Directors will be kept confidential and forwarded directly to the Lead Director.

Items that are unrelated to a Director’s duties and responsibilities as a Board member, such as junk mail, may be excluded by the Corporate Secretary.

Director Independence

The Board has established guidelines (“Director Independence Standards”) to assist it in determining Director independence. In accordance with the Director Independence Standards, the Board must determine that each independent Director has no material relationship with the Company other than as a Director and/or a shareholder of the Company. Consistent with the NYSE listing standards, the Director Independence Standards specify the criteria by which the independence of our Directors will be determined, including guidelines for Directors and their immediate family members with respect to past employment or affiliation with the Company or its external auditor. The Director Independence Standards are available at www.aetna.com/governance.

Pursuant to the Director Independence Standards, the Board undertook its annual review of Director independence in February 2016. The purpose of this review was to determine whether any nonmanagement Director’s relationships or transactions are inconsistent with a determination that the Director is independent. During this review, the Board considered transactions and relationships between each Director or any member of his or her immediate family (or any entity of which a Director or an immediate family member is a partner, major shareholder or officer) and the Company. The Board also considered whether there were any transactions or relationships between Directors or any member of their immediate family with members of the Company’s senior management or their affiliates.

As a result of this review, the Board affirmatively determined in its business judgment that each of Fernando Aguirre, Frank M. Clark, Betsy Z. Cohen, Molly J. Coye,

M.D., Roger N. Farah, Jeffrey E. Garten, Ellen M. Hancock, Richard J. Harrington, Edward J. Ludwig, Joseph P. Newhouse and Olympia J. Snowe, each of whom also is standing for election at the Annual Meeting, and Barbara Hackman Franklin, who is not standing for election at the Annual Meeting, is independent as defined in the NYSE listing standards and under Aetna’s Director Independence Standards and that any relationship with the Company (either directly or as a partner, major shareholder or officer of any organization that has a relationship with the Company) is not material under the independence thresholds contained in the NYSE listing standards and under Aetna’s Director Independence Standards.

In determining that each of the nonmanagement Directors is independent, the Board considered that the Company in the ordinary course of business sells products and services to, purchases products and services from, and/or makes charitable contributions to companies and other entities at which some of our Directors or their immediate family members are or have been officers and/or significant equity holders or have certain other relationships. Specifically, the Board considered the existence of and approved the transactions described below, all of which were made in the ordinary course of business, on terms and conditions substantially similar to those with unrelated third parties, and which the Board believes were in, or not inconsistent with, the best interests of the Company. The aggregate amounts paid to or received from these companies or other entities in each of the last three years did not exceed the threshold in the Director Independence Standards (i.e., the greater of $1 million or 2% of the other company’s consolidated gross revenues) for 2015.

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GOVERNANCE OF THE COMPANY

2015 SALES AND OTHER AMOUNTS RECEIVED BY THE COMPANY

Director	Organization	Type of Organization	Relationship to Organization	Type of Transaction, Relationship or Agreement(a)	2015 Amount(b)
Jeffrey E. Garten	Yale University	Educational Institution	Employee	Health Care Benefits (Medical/Life)	≈0.07% >$1 million
Olympia J. Snowe	McKernan Enterprises, Inc.	Consulting/Investment	Spouse is Executive Officer	Health Care Benefits (Medical)(c)	<1% <$500,000
(a)	All premiums and fees were determined on the same terms and conditions as premiums and fees for our other customers.

(b)	Percentages are determined by dividing (1) calendar year 2015 payments due and owing to the Company by (2) the applicable entity’s most recently available annual consolidated gross revenues.

(c)	Olympia J. Snowe’s husband is an executive officer of McKernan Enterprises, Inc.

2015 PURCHASES BY THE COMPANY

Director	Organization	Type of Organization	Relationship to Organization	Type of, Transaction, Relationship or Agreement(A)	2015 Amount(B)
Molly J. Coye, M.D.	UCLA Health System	Provider of Hospital/ Physician Services	Former Chief Innovation Officer	Contract with Provider for Hospital/ Physician Services for Members(C)	≈4.17% >$1 million
Joseph P. Newhouse	Harvard University	Educational Institution	Employee	Medical Content for InteliHealth/Active Health(D)	≈0.01% <$1 million
(A)	None of the transactions or relationships included consulting services provided to the Company.

(B)	Percentages are determined by dividing (1) calendar year 2015 purchases by the Company by (2) the applicable entity’s most recently available annual consolidated gross revenues.

(C)

Until May 29, 2015, Dr. Coye was the Chief Innovation Officer of the UCLA Health System, which includes health institutions and other health care providers. These providers are part of the Company’s broad national network of hospitals and physicians and other health care providers. Dr. Coye had no interest in or involvement with the UCLA Health System’s relationship with the Company.

(D)	Aetna does not use Harvard for any consulting or advisory services. Harvard provides the medical content for Aetna InteliHealth and reviews Care Considerations for ActiveHealth.

All members of the Audit Committee, the Committee on Compensation and Talent Management (the “Compensation Committee”) and the Nominating

Committee are, in the business judgment of the Board, independent Directors as defined in the NYSE listing standards and in Aetna’s Director Independence Standards.

Compensation Committee Interlocks and Insider Participation

As of March 18, 2016, the members of the Compensation Committee are Roger N. Farah (Chair), Frank M. Clark, Barbara Hackman Franklin, Jeffrey E. Garten and Edward J. Ludwig. None of the members of the Compensation

Committee has ever been an officer or employee of the Company. There are no interlocking relationships between any of our executive officers or Compensation Committee members.

Meeting Attendance

The Board and its Committees meet throughout the year on a set schedule and also hold special meetings from time to time, as appropriate. During 2015, the Board met seventeen times. The average attendance of Directors at all meetings during the year was 96.21%, and no Director attended fewer than 75% of the aggregate number of

Board and Committee meetings that he or she was eligible to attend. It is the policy of the Board that all Directors should be present at Aetna’s Annual Meeting of Shareholders. Eleven of the twelve Directors then in office and standing for election attended Aetna’s 2015 Annual Meeting of Shareholders.

AETNA INC. - 2016 Proxy Statement	5

GOVERNANCE OF THE COMPANY

Aetna’s Code of Conduct

Aetna’s Code of Conduct applies to every Aetna employee and to every member of the Board and is available at www.aetna.com/governance. The Code of Conduct is designed to ensure that Aetna’s business is conducted in a consistently legal and ethical manner. The Code of Conduct includes policies on employee conduct, conflicts of interest and the protection of confidential information and requires compliance with all applicable laws and regulations. Aetna will disclose any amendments to the Code of Conduct or waivers of the Code of Conduct relating to Aetna’s Directors, executive officers and principal financial and accounting officers or persons performing similar functions on its website at www.aetna.com/governance within four business days following the date of any such amendment or waiver. To date, no such waivers have been requested or granted.

Related Party Transaction Policy

Under Aetna’s Code of Conduct, the Board or an independent Committee reviews any potential conflicts between the Company and any Director. In addition, the Board has adopted a written Related Party Transaction Policy (the “Policy”) which applies to Directors, executive officers, significant shareholders and their immediate family members (each a “Related Person”). Under the Policy, all transactions involving the Company in which a Related Person has a direct or indirect material interest must be reviewed and approved (1) by the Board or the Nominating Committee if involving a Director, (2) by the Board or the Audit Committee if involving an executive officer or (3) by the Board if involving a significant shareholder. The Board or appropriate Committee considers relevant facts and circumstances, which may include, without limitation, the commercial reasonableness of the terms, the benefit to the Company, opportunity costs of alternate transactions, the materiality and character of the Related Person’s direct or indirect interest, and the actual or apparent conflict of interest of the Related Person. A transaction may be approved if it is determined, in the Board’s or appropriate Committee’s reasonable business judgment, that the transaction is in, or not inconsistent with, the best interests of the Company and its shareholders, and considering the interests of other relevant constituents, when deemed appropriate. Determinations of materiality are made by the Board or appropriate Committee, as applicable.

BOARD’S ROLE IN THE OVERSIGHT OF RISK

The Company relies on its comprehensive enterprise risk management (“ERM”) process to aggregate, monitor, measure and manage risk. The ERM process is dynamic and ongoing. It is designed to identify the most important risks facing the Company as well as to prioritize those risks in the context of the Company’s overall strategy. The Company’s ERM team is led by the Company’s Chief Enterprise Risk Officer, who is also the Company’s Chief Financial Officer. In collaboration with the Audit Committee and the Board, the ERM team annually conducts a risk assessment of the Company’s businesses. All of our key business leaders are involved in the risk assessment process. The risk assessment is presented to, and reviewed by, the Audit Committee and, after reflecting the Audit Committee’s views, the list of enterprise risks is then reviewed and approved by the Board. As part of their reviews, the Audit Committee and the Board consider the internal governance structure for managing risks, and the Board assigns responsibility for ongoing oversight of each identified risk to a specific Committee of the Board or to the Board. Discussions of assigned risks are then incorporated into the agenda for each Committee (or the Board) throughout the year. Risk management is ongoing, and the importance assigned to identified risks can change and new risks can emerge during the year as the Company develops and implements its strategy. Consequently, our Chief Enterprise Risk Officer, in consultation with the Chairman and Chief Executive Officer, monitors risk management and mitigation activities across the organization throughout the year and reports periodically to the Audit Committee and the Board concerning the Company’s risk management profile and activities. As a result, we believe having the same individual serve as both Chairman and Chief Executive Officer assists the Board in performing its risk oversight function because the Chairman and Chief Executive Officer is directly involved in the Company’s ERM process. The Audit Committee also meets regularly in private sessions with the Company’s Chief Enterprise Risk Officer.

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GOVERNANCE OF THE COMPANY

Board and Committee Membership; Committee Descriptions

Aetna’s Board oversees and guides the Company’s management and its business. Committees support the role of the Board on issues that are better addressed by smaller, more focused subsets of Directors.

The following table presents, as of March 18, 2016, the key standing Committees of the Board, the membership of such

Committees and the number of times each such Committee met in 2015. Charters adopted by the Board for each of the six Committees listed below are available at www.aetna.com/about-us/corporate-governance/committees-of-the-board.html.

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GOVERNANCE OF THE COMPANY

Committee Functions and Responsibilities

Functions and responsibilities of the key standing Committees of Aetna’s Board are described below and on the following pages.

Audit Committee

Richard J. Harrington

Chair

The Board has determined in its business judgment that all members of the Audit Committee meet the independence, financial literacy and expertise requirements for audit committee members set forth in the NYSE listing standards. Additionally, the Board has determined in its business judgment that Messrs. Aguirre, Harrington and Newhouse and Mrs. Hancock, based on his or her background and experience (including that described in this Proxy Statement), has the requisite attributes of an

“audit committee financial expert” as defined by the United States Securities and Exchange Commission (the “SEC”). The Audit Committee assists the Board in its oversight of (1) the integrity of the financial statements of the Company, (2) the qualifications and independence of the Company’s independent registered public accounting firm (the “Independent Accountants”), (3) the performance of the Company’s internal audit function and the Independent Accountants, and (4) compliance by the Company with legal and regulatory requirements, including reasonable oversight of the Company’s Medicare Compliance Program. The Audit Committee periodically discusses management’s policies with respect to risk assessment and risk management, and periodically discusses with the Independent Accountants, management and the Company’s Internal Audit department significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Independent Accountants and any other accounting firm engaged to perform audit, review or attest services (including the resolution of any disagreements between management and any auditor regarding financial reporting). The Independent Accountants and any other such accounting firm report directly to the Audit Committee. The Company’s Chief Compliance Officer is authorized to communicate promptly and personally to the Audit Committee on all matters he or she deems appropriate, including, without limitation, any matter involving criminal conduct or potential criminal conduct. The Audit Committee is empowered, to the extent it deems necessary or appropriate, to retain outside legal, accounting or other advisers having special competence as necessary to assist it in fulfilling its responsibilities and duties. The Audit Committee has available from the Company such funding as the Audit Committee determines for compensation to the Independent Accountants, any other accounting firm or other advisers engaged, and for the Audit Committee’s ordinary administrative expenses. The Audit Committee conducts an annual evaluation of its performance. For more information regarding the role, responsibilities and limitations of the Audit Committee, please refer to the Report of the Audit Committee beginning on page 59.

The Audit Committee can be confidentially contacted by those wishing to raise concerns or complaints about the Company’s accounting, internal accounting controls or auditing matters by calling AlertLine®, an independent toll-free service, at 1-888-891-8910 (available seven days a week, 24 hours a day), or by writing to: Corporate Compliance, P.O. Box 370205, West Hartford, CT 06137-0205.

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GOVERNANCE OF THE COMPANY

Committee on Compensation and Talent Management

Roger N. Farah

Chair

The Board has determined in its business judgment that all members of the Compensation Committee meet the independence requirements set forth in the NYSE listing standards and in Aetna’s Director Independence Standards. The Compensation Committee is directly responsible for reviewing and approving the corporate goals and objectives relevant to Chief Executive Officer and other executive officer compensation; evaluating the Chief Executive Officer’s and other executive officers’ performance in light of those goals and objectives; and establishing the Chief Executive Officer’s and other executive officers’ compensation levels based on this evaluation. The Chief Executive Officer’s compensation is determined after reviewing the Chief Executive Officer’s performance and consulting with the nonmanagement Directors of the Board. The Compensation Committee also evaluates and determines the compensation of the Company’s executive officers and other senior positions identified by the Compensation Committee and oversees the compensation and benefit plans, policies and programs of the Company. The Compensation Committee consults with the Chief Executive Officer regarding the compensation of all executive officers other than the Chief Executive Officer, but the Compensation Committee does not delegate its authority with regard to these executive compensation decisions. The Compensation Committee reviews and approves executive compensation philosophy and strategy, including peer group and target compensation positioning. The Compensation Committee also administers Aetna’s equity-based incentive compensation plans. The Compensation Committee reviews and makes recommendations, as appropriate, to the Board as to the development and succession plans for the CEO and other key officers of the Company. The Compensation Committee also reviews the Company’s talent management and diversity strategies and conducts an annual evaluation of its performance.

The Compensation Committee has the authority to retain or obtain the advice of a compensation consultant, independent legal counsel or other advisor as it may deem appropriate. The Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of any such compensation consultant, legal or other advisor retained by the Committee used to assist the Compensation Committee and has the sole authority to approve each consultant’s fees and other retention terms. When selecting a compensation consultant, legal or other advisor, the Committee considers (i) the provision of other services to the Company; (ii) the amount of fees paid to the advisor as a percentage of the advisor’s total revenue; (iii) the policies and procedures of the advisor’s employer that are designed to prevent conflicts of interest; (iv) any business or personal relationship between the advisor and a member of the Committee; (v) any Company stock owned by the advisor; (vi) any business or personal relationship of the advisor and an executive officer of the Company; and (vii) any other factor deemed relevant to the advisor’s independence from management. In accordance with this authority, the Compensation Committee engaged Meridian Compensation Partners (“Meridian”) as independent outside compensation consultants to advise the Compensation Committee on all matters related to Chief Executive Officer and other executive compensation. The Company may not engage Meridian for any services other than in support of the Compensation Committee without the prior approval of the Chair of the Compensation Committee. Meridian also advises the Nominating Committee regarding Director compensation. The Company does not engage Meridian for any services other than in support of these Committees. A representative of Meridian attended five of the Compensation Committee’s meetings in 2015.

Executive Committee

Mark T. Bertolini

Chair

This Committee is authorized to act on behalf of the Board between regularly scheduled Board meetings, usually when timing is critical. The Executive Committee has the authority to retain counsel and other experts or consultants as it may deem appropriate.

AETNA INC. - 2016 Proxy Statement	9

GOVERNANCE OF THE COMPANY

Investment and Finance Committee

Edward J. Ludwig

Chair

This Committee assists the Board in reviewing the Company’s investment policies, strategies, transactions and performance and in overseeing the Company’s capital and financial resources. The Investment and Finance Committee has the authority to retain counsel and other experts or consultants as it may deem appropriate. The Investment and Finance Committee conducts an annual evaluation of its performance.

Medical Affairs Committee

Molly J. Coye, M.D.

Chair

This Committee provides general oversight of the Company’s medical-related strategies, policies and practices that relate to promoting member health, enhancing access to cost-effective quality health care, and advancing safety and efficacy of care. The Medical Affairs Committee has the authority to retain counsel and other experts or consultants as it may deem appropriate. The Medical Affairs Committee conducts an annual evaluation of its performance.

Nominating and Corporate Governance Committee

Ellen M. Hancock

Chair

The Board has determined in its business judgment that all members of the Nominating Committee meet the independence requirements set forth in the NYSE listing standards and in Aetna’s Director Independence Standards. The Nominating Committee assists the Board in identifying individuals qualified to become Board members, consistent with criteria approved by the Board; oversees the organization of the Board to discharge the Board’s duties and responsibilities properly and efficiently; and identifies best practices and recommends to the Board corporate governance principles. Other specific duties and responsibilities of the Nominating Committee include: annually assessing the size and composition of the Board; annually reviewing and recommending Directors for continued service; reviewing the compensation of, and benefits for, Directors; recommending the retirement policy for Directors; coordinating and assisting the Board in recruiting new members to the Board; reviewing potential conflicts of interest or other issues arising out of other positions held or proposed to be held by, or any changes in circumstances of, a Director; recommending Board Committee assignments; overseeing the annual evaluation of the Board; conducting an annual performance evaluation of the Nominating Committee; conducting a preliminary review of Director independence and the financial literacy and expertise of Audit Committee members; and interpreting, as well as reviewing any proposed waiver of, Aetna’s Code of Conduct, the code of business conduct and ethics applicable to Directors. The Nominating Committee has the authority to retain counsel and other experts or consultants as it may deem appropriate. The Nominating Committee has the sole authority to select, retain and terminate any search firm used to identify Director candidates and has the sole authority to approve any such search firm’s fees and other retention terms.

The Board makes all Director compensation determinations after considering the recommendations of the Nominating Committee. In setting Director compensation, both the Nominating Committee and the Board reviewed Director compensation data obtained from Meridian. Meridian advises the Nominating Committee regarding Director compensation, but neither the Nominating Committee nor the Board delegates any Director compensation decision-making authority.

10	AETNA INC. - 2016 Proxy Statement

GOVERNANCE OF THE COMPANY

Consideration of Director Nominees

•

Shareholder Nominees. The Nominating Committee will consider properly submitted shareholder nominations for candidates for membership on the Board as described below under “Director Qualifications” and “Identifying and Evaluating Nominees for Director.” Any shareholder nominations of candidates proposed for consideration by the Nominating Committee should include the nominee’s name and qualifications for Board membership, and otherwise comply with applicable rules and regulations, and should be addressed to:

Corporate Secretary

Aetna Inc.

151 Farmington Avenue, RW61

Hartford, CT 06156

In addition, Aetna’s By-Laws permit shareholders to nominate Directors for consideration at a meeting of shareholders at which one or more Directors are to be elected. For a description of the process for nominating Directors in accordance with Aetna’s By-Laws, see “Can I Propose Actions for Consideration at Next Year’s Annual Meeting of Shareholders or Nominate Individuals to Serve as Directors?” on page 74.

•

Director Qualifications. The Nominating Committee Charter sets out the criteria weighed by the Nominating Committee in considering all Director candidates, including shareholder-identified candidates. The criteria are re-evaluated periodically and currently include: the relevance of the candidate’s experience to the business of the Company; enhancing the diversity of the Board; the candidate’s independence from conflict or direct economic relationship with the Company; and the candidate’s ability to attend Board meetings regularly and devote an appropriate amount of effort in preparation for those meetings. It also is expected that nonmanagement Directors nominated by the Board are individuals who possess a reputation and hold positions or affiliations befitting a director of a large publicly held company, and are actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community.

•

Diversity. The Nominating Committee believes that, in addition to the traditional concepts of diversity (e.g., gender, race and ethnicity), it also is important to achieve a diversity of knowledge, experience and capabilities on the Board that supports the Company’s strategic direction. The Nominating Committee and the Board believe that having a Board of Directors with a broad background of skills, perspectives and experiences is crucial to enhancing the quality of Board decision-making and governance. As a result, identifying Director candidates with diverse experiences, qualifications and skills that complement those already present on the Board has been and will continue to be central to the Nominating Committee’s Director nomination process. Although the Board does not have a formal diversity policy, our Directors come from many different fields, including academia, technology, manufacturing, retail, service, consumer products, not-for-profit, public service and regulatory. Our Director Nominees for 2016 include four women, one Latino male and one African American male.

The specific experiences, qualifications, attributes and skills that the Nominating Committee and the Board believe each Nominee possesses are set forth below each Nominee’s biography beginning on page 14.

•

Identifying and Evaluating Nominees for Director. The Nominating Committee uses a variety of methods to identify and evaluate nominees for Director. In recommending Director nominees to the Board, the Nominating Committee solicits candidate recommendations from its own members, other Directors and management. It also may engage the services and pay the fees of a professional search firm to assist it in identifying potential Director nominees. The Nominating Committee also reviews materials provided by professional search firms or other parties in connection with its consideration of nominees. The Nominating Committee regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, the Nominating Committee considers whether to fill those vacancies and, if applicable, considers various potential Director candidates. These candidates are evaluated against the current Director criteria at regular or special meetings of the Nominating Committee and may be considered at any point during the year. As described above, the Nominating Committee will consider properly submitted shareholder nominations for candidates for the Board. Following verification of the shareholder status of the person(s) proposing a candidate, a shareholder nominee will be considered by the Nominating Committee at a meeting of the Nominating Committee. If any materials are provided by a shareholder in connection with the nomination of a Director candidate, such materials are forwarded to the Nominating Committee.

The Board and the Nominating Committee each considered the characteristics and performance of the individual Directors standing for election to the Board at the Annual Meeting against the foregoing criteria, and, to the extent applicable, reviewed the impact of any change in the principal occupations of all Directors during the last year.

AETNA INC. - 2016 Proxy Statement	11

GOVERNANCE OF THE COMPANY

Upon completion of its review process, the Nominating Committee reported to the Board its conclusions and recommendations for nominations to the Board, and the Board nominated the 12 Director nominees named in this Proxy Statement based on those recommendations.

In 2015, the Nominating Committee engaged and paid the fees of a professional search firm to assist the Nominating Committee in identifying and evaluating potential nominees.

12	AETNA INC. - 2016 Proxy Statement

I.	ELECTION OF DIRECTORS

This year, Aetna will nominate 12 individuals for election as Directors at the Annual Meeting (the “Nominees”) to replace the current Board. The terms of office for the Directors elected at the Annual Meeting will run until the next annual meeting and until their successors are duly elected and qualified. The Nominating Committee recommended the 12 Nominees for nomination by the Board. Based on that recommendation, the Board nominated each of the Nominees for election at the Annual Meeting.

All Nominees are currently Directors of Aetna. The following pages list the names and ages of the Nominees as of the date of the Annual Meeting, the year each first became a Director of Aetna or one of its predecessors, the principal occupation of each Nominee as of March 18, 2016, the publicly traded company directorships and certain other directorships held by each Nominee for the past five years, a brief description of the business experience of each Nominee for at least the last five years, and the specific experience, qualifications, attributes and skills that each Nominee possesses. The specific experience, qualifications, attributes and skills listed below for each Nominee are in addition to the individual qualifications required for all nominees as outlined under “Consideration of Director Nominees-Director Qualifications” on page 11.

Each of the 12 individuals listed below (or such lesser number if the Board has reduced the number of Directors to be elected at the Annual Meeting as described on page 73 under “What If a Director Nominee Is Unwilling or Unable to Serve?”) who receives more “for” votes than “against” votes cast at the Annual Meeting will be elected a Director. In addition, as described in more detail on page 2 under “Director Elections — Majority Voting Standard,” Aetna’s Corporate Governance Guidelines require any incumbent nominee for Director in an uncontested election who receives more “against” votes than “for” votes to promptly submit his or her resignation for consideration by the Nominating Committee. The Nominating Committee and the Board are then required to act on the resignation, in each case within a reasonable period of time.

The Board recommends a vote FOR each of the 12 Nominees. If you complete the enclosed proxy card, unless you direct to the contrary on that card, the shares represented by that proxy card will be voted FOR the election of all 12 Nominees.

AETNA INC. - 2016 Proxy Statement	13

I. ELECTION OF DIRECTORS

Nominees for Directorships

Fernando Aguirre

Independent Director

Age: 58

Director of Aetna Since: 2011

Committees Served: Audit; Nominating & Corporate Governance

Other Public Directorship: Barry Callebaut AG (manufacturer of high-quality chocolate and cocoa products)

Mr. Aguirre served as President and Chief Executive Officer from January 2004 to October 2012 and Chairman from May 2004 to October 2012 of Chiquita Brands International, Inc. (global distributor of consumer products). Prior to joining Chiquita, Mr. Aguirre worked for more than 23 years in brand management, general management and turnarounds at The Procter & Gamble Company (P&G) (manufacturer and distributor of consumer products). Mr. Aguirre began his P&G career in 1980, serving in various capacities including President and General Manager of P&G Brazil, President of P&G Mexico, Vice President of P&G’s global snacks and US food products, and President of global feminine care. In July 2002, Mr. Aguirre was named President, special projects, reporting to P&G’s Chairman and CEO, working on strategy. He served as a director of Coveris from 2014 to 2015, Levi Strauss from 2010 until August 2014, and Coca-Cola Enterprises Inc. from 2005 until 2010.

Experience, Qualifications, Attributes and Skills

Mr. Aguirre brings to the Board extensive consumer products, global business and executive leadership experience. As a former Chairman and CEO of a large public company that produces and distributes consumer products worldwide, he has significant brand management and international experience that is valuable to the Board’s strategic and operational understanding of global markets. He possesses significant experience as a director, as demonstrated by his current and prior service on other public company boards.

Mark T. Bertolini

Management Director

Age: 59

Director of Aetna Since: 2010

Committees Served: Executive; Investment & Finance

Other Public Directorship: Verizon Communications Inc. (communications, information and entertainment products and services)

Mr. Bertolini is Chairman and Chief Executive Officer of Aetna. He assumed the role of Chairman on April 8, 2011 and Chief Executive Officer on November 29, 2010. From July 2007 to December 2014, he served as president, responsible for all of Aetna’s businesses and operations. Mr. Bertolini joined Aetna in 2003 as head of Aetna’s Specialty Products, and subsequently served as executive vice president and head of Aetna’s regional businesses. Before joining Aetna, Mr. Bertolini held executive positions at Cigna, NYLCare Health Plans, and SelectCare, Inc., where he was president and chief executive officer. Mr. Bertolini also serves as a director of Massachusetts Mutual Life Insurance Company (insurance and investment products), The Hole in the Wall Gang Camp, a non-profit organization founded by Paul Newman that serves children with cancer and other serious illnesses, and the Fidelco Guide Dog Foundation, a non-profit organization that breeds, trains and places German Shepherd guide dogs with people who have visual disabilities.

Experience, Qualifications, Attributes and Skills

Mr. Bertolini brings to his position as Chairman and Chief Executive Officer extensive health care industry expertise, with over 25 years in the health care business. He has strong leadership skills and business experience, as he has demonstrated as President and then as Chairman and Chief Executive Officer of Aetna and in several prior executive-level positions. He is a well-recognized leader in the health care industry and possesses deep insights into health care issues as well as broad knowledge and appreciation of public policy issues affecting the Company.

14	AETNA INC. - 2016 Proxy Statement

I. ELECTION OF DIRECTORS

Frank M. Clark

Independent Director

Age: 70

Director of Aetna Since: 2006

Committees Served: Compensation & Talent Management; Nominating & Corporate Governance

Other Public Directorship: Waste Management, Inc. (waste disposal services)

Mr. Clark is non-executive chairman of BMO Financial Corporation (financial services) and was appointed President of the Chicago Board of Education in July 2015. Previously, Mr. Clark retired in February 2012 as the Chairman and Chief Executive Officer of Commonwealth Edison Company (“ComEd”) (an electric energy distribution subsidiary of Exelon Corporation), having served in that position since November 2005. Mr. Clark served as President of ComEd from October 2001 to 2005 and Executive Vice President and Chief of Staff to the Exelon Corporation Chairman from 2004 to 2005. After joining ComEd in 1966, Mr. Clark held key leadership positions in operational and policy-related responsibilities, including regulatory and governmental affairs, customer service operations, marketing and sales, information technology, human resources and labor relations, and distribution support services.

Experience, Qualifications, Attributes and Skills

Mr. Clark brings to the Board a broad background of senior leadership experience, gained from his over 45 years of service with ComEd and Exelon Corporation. He possesses significant management ability and business acumen which gives Mr. Clark critical insights into the operational issues facing a large public company. Mr. Clark is an experienced manager in a business that is intensely customer service oriented, whose knowledge of customer relations, marketing and human resources offers the Board important perspectives on similar issues affecting the Company. Mr. Clark also possesses significant public company board experience.

Betsy Z. Cohen

Independent Director

Age: 74

Director of Aetna or its predecessors since: 1994

Committees Served: Compensation & Talent Management; Investment & Finance; Nominating & Corporate Governance

Mrs. Cohen served as Chief Executive Officer of The Bancorp, Inc. and its subsidiary, The Bancorp Bank (internet banking and financial services), from September 2000 to December 2014, having previously served as Chairman of The Bancorp Bank from November 2003 to February 2004. She currently serves as a Strategic Advisor of The Bancorp, Inc. and the Chairman of FinTech Acquisition Corp. (blank check company). From August 1997 to December 2010, Mrs. Cohen served as Chairman and a trustee of RAIT Financial Trust (real estate investment trust) and until December 2006, she also held the position of Chief Executive Officer. From 1999 to 2000, Mrs. Cohen served as a director of Hudson United Bancorp (holding company), the successor to JeffBanks, Inc., where she had been Chairman and Chief Executive Officer since its inception in 1981 and also served as Chairman and Chief Executive Officer of its subsidiaries, Jefferson Bank (which she founded in 1974) and Jefferson Bank New Jersey (which she founded in 1987) prior to JeffBanks’ merger with Hudson United Bancorp in December 1999. From 1985 until 1993, Mrs. Cohen was a director of First Union Corp. of Virginia (bank holding company) and its predecessor, Dominion Bankshares, Inc. In 1969, Mrs. Cohen co-founded a commercial law firm and served as a senior partner until 1984.

Experience, Qualifications, Attributes and Skills

Mrs. Cohen brings to the Board a broad and diverse background in the financial services industry, having founded and successfully led financial institutions both in the U.S. and abroad. She possesses extensive leadership and business management expertise focused on the financial industry, an important knowledge base for the Board. Mrs. Cohen has extensive legal, financial and real estate investment expertise and has been recognized both nationally and internationally for her business acumen and leadership skills, which contribute important expertise to the Board.

AETNA INC. - 2016 Proxy Statement	15

I. ELECTION OF DIRECTORS

Molly J. Coye, M.D. Independent Director Age: 69 Director of Aetna Since: 2005 Committees Served: Executive; Investment & Finance; Medical Affairs

Dr. Coye is Social Entrepreneur in Residence for the Network for Excellence in Healthcare Innovation, a non-profit, non-partisan health policy institute focused on enabling innovations that improve the quality and lower the costs of health care, a position she assumed in June 2015. Previously, Dr. Coye served as Chief Innovation Officer of the UCLA Health System (comprehensive health care organization), from September 2010 to May 2015. She also served as President and Chief Executive Officer of CalRHIO (non-profit California health information exchange organization) and Chief Executive Officer of the Health Technology Center (non-profit education and research organization), which she founded in December 2000. She also served as a Senior Advisor to the Public Health Institute until August 2010. Earlier, Dr. Coye served in both the public and private sectors as Senior Vice President of the West Coast Office of The Lewin Group (consulting) from 1997 to December 2000; Executive Vice President, Strategic Development, of HealthDesk Corporation from 1996 to 1997; Senior Vice President, Clinical Operations, Good Samaritan Health Hospital from 1993 to 1996; Director of the California Department of Health Services from 1991 to 1993; Head of the Division of Public Health, Department of Health Policy and Management, Johns Hopkins School of Hygiene and Public Health from 1990 to 1991; Commissioner of Health of the New Jersey State Department of Health from 1986 to 1989; Special Advisor for Health and the Environment, State of New Jersey Office of the Governor from 1985 to 1986; and National Institute for Occupational Safety and Health Medical Investigative Officer from 1980 to 1985. She formerly served as chair of PATH (non-profit organization developing technologies for international health) and Big White Wall, Ltd. (online behavioral health company providing a platform and services). Dr. Coye currently serves as chair of the board of directors of Prosetta Biosciences, Inc. (biotechnology firm developing assays and therapeutics).

Experience, Qualifications, Attributes and Skills

Dr. Coye brings to the Board significant clinical, health policy and health-related technology expertise. She has developed this expertise through over 30 years of service in the public and private health care sectors, where she has managed major research studies, led health technology initiatives and held several senior advisory roles. Her in-depth knowledge of innovative health information technology and global health issues provides the Board with valuable insights into an area of growing importance to the Company.

16	AETNA INC. - 2016 Proxy Statement

I. ELECTION OF DIRECTORS

Roger N. Farah

Independent Director

Age: 63

Director of Aetna Since: 2007

Committees Served: Compensation & Talent Management; Executive; Investment & Finance

Other Public Directorship: The Progressive Corporation (auto insurance)

Mr. Farah is Co-Chief Executive Officer and Director of Tory Burch LLC (lifestyle products), a position he has held since September 2014. He is former Executive Vice Chairman of Ralph Lauren Corporation (lifestyle products) having served in that position from November 2013 to May 2014. He previously served as President and Chief Operating Officer of Ralph Lauren Corporation from April 2000 to October 2013 and Director from April 2000 to August 2014. Prior to that, he served as Chairman of the Board of Venator Group, Inc. (now Foot Locker, Inc.) from December 1994 to April 2000, and as its Chief Executive Officer from December 1994 to August 1999. Mr. Farah served as President and Chief Operating Officer of R.H. Macy & Co., Inc. (retailing) from July 1994 to October 1994. From June 1991 to July 1994, he was Chairman and Chief Executive Officer of Federated Merchandising Services (retailing), the central buying and product development arm of Federated Department Stores, Inc. (retailing). From 1988 to 1991, Mr. Farah served as Chairman and Chief Executive Officer of Rich’s/ Goldsmith’s Department Stores (retailing) and President of Rich’s/Goldsmith’s Department Stores from 1987 to 1988. He held a number of positions of increasing responsibility at Saks Fifth Avenue, Inc. (retailing) from 1975 to 1987. Mr. Farah is a non-executive director of Metro Bank PLC (an independent U.K. bank).

Experience, Qualifications, Attributes and Skills

Mr. Farah brings to the Board extensive business and leadership experience. He has strong marketing, brand management and consumer insights developed in his over 40 years of experience in the retail industry. His former position as Executive Vice Chairman of Ralph Lauren Corporation and current position as Co-Chief Executive Officer of Tory Burch LLC give Mr. Farah an important perspective on the complex financial and operational issues facing the Company. He also possesses significant public company board experience as demonstrated by his past and current service on a number of public company boards.

AETNA INC. - 2016 Proxy Statement	17

I. ELECTION OF DIRECTORS

Jeffrey E. Garten

Independent Director

Age: 69

Director of Aetna or its predecessors since: 2000

Committees Served: Compensation & Talent Management; Medical Affairs

Other Public Directorships: CarMax, Inc. (automotive retailer) and nine Credit Suisse mutual funds

Mr. Garten is Dean Emeritus of the Yale School of Management. Previously, he served as Yale University’s Juan Trippe Professor in the Practice of International Trade, Finance and Business from 2005 to 2015. From 1995 to 2005, he served as Dean of the Yale School of Management. Mr. Garten also is Chairman of Garten Rothkopf (global consulting firm), a position he assumed in October 2005. Mr. Garten held senior posts on the White House staff and at the U.S. Department of State from 1973 to 1979. He joined Shearson Lehman Brothers (investment banking) in 1979 and served as Managing Director from 1984 to 1987. In 1987, Mr. Garten founded Eliot Group, Inc. (investment banking) and served as President until 1990, when he became Managing Director of The Blackstone Group (private merchant bank). From 1992 to 1993, Mr. Garten was Professor of Finance and Economics at Columbia University’s Graduate School of Business. He was appointed U.S. Under Secretary of Commerce for International Trade in 1993 and served in that position until 1995. He is the author of A Cold Peace: America, Japan, Germany and the Struggle for Supremacy; The Big Ten: Big Emerging Markets and How They Will Change Our Lives; The Mind of the CEO; and The Politics of Fortune: A New Agenda for Business Leaders. Mr. Garten is a trustee of the International Rescue Committee.

Experience, Qualifications, Attributes and Skills

Mr. Garten brings to the Board extensive experience in global investment banking and many years of government service during which he held senior policy positions that focused on trade and investment. His background includes work with corporations in the United States and abroad, Congress, regulatory agencies and foreign governments. He possesses significant business and leadership experience as the former Dean of the Yale School of Management and as a current principal of Garten Rothkopf, an international consulting firm. Mr. Garten is a recognized expert on finance and international trade, and has written extensively on leadership, the relationship between business and government and the challenges of operating in a global marketplace. His experience leading a national working group on accounting standards and as a former advisor to the Public Company Accounting Oversight Board provides him with a thorough understanding of accounting issues. Mr. Garten also possesses significant public company board experience.

18	AETNA INC. - 2016 Proxy Statement

I. ELECTION OF DIRECTORS

Ellen M. Hancock

Independent Director

Age: 73

Director of Aetna or its predecessors since: 1995

Committees Served: Audit; Executive; Nominating & Corporate Governance

Other Public Directorship: Colgate-Palmolive Company (consumer products)

Mrs. Hancock served as the President of Jazz Technologies, Inc. and President and Chief Operating Officer of its predecessor, Acquicor Technology Inc., from August 2005 to June 2007. Prior to its merger with Jazz Semiconductor, Inc., a wafer foundry, in February 2007, Jazz Technologies (then known as Acquicor) was a blank check company formed for the purpose of acquiring businesses in the technology, multimedia and networking sector. Mrs. Hancock previously served as Chairman of the Board and Chief Executive Officer of Exodus Communications, Inc. (Internet system and network management services). She joined Exodus in March 1998 and served as Chairman from June 2000 to September 2001, Chief Executive Officer from September 1998 to September 2001, and President from March 1998 to June 2000. Mrs. Hancock held various staff, managerial and executive positions at International Business Machines Corporation (information-handling systems, equipment and services) from 1966 to 1995. She became a Vice President of IBM in 1985 and served as President, Communication Products Division, from 1986 to 1988, when she was named General Manager, Networking Systems. Mrs. Hancock was elected an IBM Senior Vice President in November 1992, and in 1993 was appointed Senior Vice President and Group Executive, which position she held until February 1995. Mrs. Hancock served as an Executive Vice President and Chief Operating Officer of National Semiconductor Corporation (semiconductors) from September 1995 to May 1996, and served as Executive Vice President for Research and Development and Chief Technology Officer of Apple Computer, Inc. (personal computers) from July 1996 to July 1997.

Experience, Qualifications, Attributes and Skills

Mrs. Hancock brings to the Board highly relevant experience in the field of information technology and consumer products, where she has held senior leadership positions and also led a start-up company. Her technology background provides the Board with an important perspective on the health technology challenges and opportunities of the Company. Mrs. Hancock also has significant public company board experience. Her experience positions her well as Chair of the Nominating and Corporate Governance Committee.

AETNA INC. - 2016 Proxy Statement	19

I. ELECTION OF DIRECTORS

Richard J. Harrington

Independent Director

Age: 69

Director of Aetna Since: 2008

Committees Served: Audit; Executive; Investment & Finance; Medical Affairs

Other Public Directorship: Xerox Corporation (document management, technology and service enterprise)

Mr. Harrington is Chairman and General Partner of The Cue Ball Group (a venture capital firm). Previously, he served as President and Chief Executive Officer of The Thomson Corporation (business technology and integrated information solutions) prior to its acquisition of Reuters Group PLC in April 2008. From April 2008 to October 2009, he served as Chairman of the Thomson Reuters Foundation. Mr. Harrington held a number of senior leadership positions within Thomson since 1982, including CEO of Thomson Newspapers, and CEO of Thomson Professional Publishing. Mr. Harrington began his professional career with Arthur Young & Co. (public accounting firm) in 1972, where he became a licensed certified public accountant. In 2002, he was presented an Honorary Doctorate of Laws from University of Rhode Island. In 2007, he received the “Legend in Leadership” award from the Yale University Chief Executive Leadership Institute; the “CEO of the Year” award from the Executive Council; and the “Man of the Year” award from the National Executive Council for his many philanthropic activities. Mr. Harrington serves on the board of directors of Redline Trading Solutions (designs and deploys stock market data and order execution systems).

Experience, Qualifications, Attributes and Skills

Mr. Harrington brings to the Board the skills and insights of a seasoned business leader with over 25 years’ experience in the business technology and information solutions area. He has strategic vision and leadership expertise, and led The Thomson Corporation at the time of its acquisition of Reuters Group PLC. Mr. Harrington’s experience in change management and strategic differentiation gives the Board a unique perspective on these important issues. Mr. Harrington, who has worked as a certified public accountant, also chairs the audit committee of Xerox Corporation. These experiences position him well as Chair of the Audit Committee.

Edward J. Ludwig

Independent Director

Age: 64

Director of Aetna Since: 2003

Committees Served: Compensation & Talent Management; Executive; Investment & Finance; Nominating & Corporate Governance

Other Public Directorships: Boston Scientific Corporation (medical devices; lead independent director) and Xylem Inc. (water technology company)

Mr. Ludwig is former Chairman of the Board of Becton, Dickinson and Company (“BD”) (global medical technology company) having served in that position from February 2002 through June 2012. He also served as Chief Executive Officer from January 2000 to September 2011 and as President from May 1999 to December 2008. Mr. Ludwig joined BD as a Senior Financial Analyst in 1979. Prior to joining BD, he served as a senior auditor with Coopers and Lybrand (now PricewaterhouseCoopers) where he earned his CPA and as a financial and strategic analyst at Kidde, Inc. He serves on the board of directors of POCARED Diagnostics Ltd (diagnostics technology manufacturer).

Experience, Qualifications, Attributes and Skills

Mr. Ludwig brings to the Board significant executive-level leadership experience and business expertise. His more than 30 years of experience in the field of medical technology give Mr. Ludwig a unique perspective on the Company’s strategy. As the former Chairman of BD, Mr. Ludwig brings a thorough appreciation of the strategic and operational issues facing a large public company in the health care industry. Mr. Ludwig served as chief financial officer of a Fortune 500 company and has worked as a certified public accountant. He offers the Board a deep understanding of financial, accounting and audit-related issues. These experiences position Mr. Ludwig well as Lead Director and Chair of the Investment & Finance Committee.

20	AETNA INC. - 2016 Proxy Statement

I. ELECTION OF DIRECTORS

Joseph P. Newhouse Independent Director Age: 74 Director of Aetna Since: 2001 Committees Served: Audit; Medical Affairs

Dr. Newhouse is the John D. MacArthur Professor of Health Policy and Management at Harvard University, a position he assumed in 1988. At Harvard, he also is the Director of the Division of Health Policy Research and Education, the Director of the Interfaculty Initiative on Health Policy, Chair of the Committee on Higher Degrees in Health Policy and a member of the faculties of the John F. Kennedy School of Government, the Harvard Medical School, the Harvard School of Public Health and the Faculty of Arts and Sciences. Prior to joining Harvard, Dr. Newhouse held various positions at The RAND Corporation from 1968 to 1988, serving as a faculty member of the RAND Graduate School from 1972 to 1988, as Deputy Program Manager for Health Sciences Research from 1971 to 1988, Senior Staff Economist from 1972 to 1981, Head of the Economics Department from 1981 to 1985 and as a Senior Corporate Fellow from 1985 to 1988. Dr. Newhouse was the Founding Editor of the Journal of Health Economics, which he edited for 30 years. He is a Faculty Research Associate of the National Bureau of Economic Research, a member of the National Academy of Medicine, a member of the New England Journal of Medicine Editorial Board, a fellow of the American Academy of Arts and Sciences, and a director of the National Committee for Quality Assurance. Dr. Newhouse is the author of Free for All: Lessons from the RAND Health Insurance Experiment and Pricing the Priceless: A Health Care Conundrum.

Experience, Qualifications, Attributes and Skills

Dr. Newhouse’s experience of over 40 years in the health policy arena significantly enhances the Board’s understanding of health policy issues, which is particularly important in the current public policy reform environment. He has written extensively on U.S. health policy matters, and he is a highly-regarded expert in economics and business. Dr. Newhouse’s expertise in health policy and health care financing has enhanced the Board’s understanding of these issues.

Olympia J. Snowe

Independent Director

Age: 69

Director of Aetna Since: 2014

Committees Served: Audit; Medical Affairs

Other Public Directorships: Synchrony Financial (consumer credit business) and T. Rowe Price Group, Inc. (investment management)

Senator Snowe is currently Chairman and CEO of Olympia Snowe, LLC, a policy and communications consulting firm, and a senior fellow at the Bipartisan Policy Center, where she is a member of the board and co-chairs its Commission on Political Reform. Senator Snowe served in the U.S. Senate from 1995-2013, and as a member of the U.S. House of Representatives from 1979-1995. While in the U.S. Senate, she served as chair and was the ranking member of the Senate Committee on Small Business and Entrepreneurship, and served on the Senate Finance Committee, the Senate Intelligence Committee, and the Senate Commerce, Science, and Transportation Committee. Senator Snowe also served as chair of the Subcommittee on Seapower for the Senate Armed Services Committee. She received a B.A. in political science from the University of Maine and has received honorary doctorate degrees from many colleges and universities.

Experience, Qualifications, Attributes and Skills

Senator Snowe’s more than 30 years of experience as an elected member of the U.S. Congress provides the Company with an important perspective on the Company’s strategy in the evolving health care marketplace and the political and regulatory environment in which the Company operates. Her past leadership positions in both the U.S. Senate and the U.S. House of Representatives have given her broad and extensive experience with complex issues relevant to the Company, including health care policy, budget and fiscal responsibility, foreign affairs and national security. She also brings to the Board experience as a director of T. Rowe Price Group, Inc. and Synchrony Financial which operate in the consumer marketplace, an area of strategic focus for the Company.

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I. ELECTION OF DIRECTORS

Other Director Information

In accordance with Aetna’s Corporate Governance Guidelines regarding retirement age, Barbara Hackman Franklin is not standing for election at the Annual Meeting. Ms. Franklin has been a Director of Aetna or its predecessors from 1979 to 1992 and since 1993 and will

continue as a Director until her term ends immediately prior to the Annual Meeting. Ms. Franklin’s vacancy will not be filled at the Annual Meeting, and, as a result, the size of the Board will be reduced from 13 to 12 Directors.

Director Compensation Philosophy and Elements

Each year, the Nominating Committee reviews compensation for nonmanagement Directors and makes recommendations regarding the prospective level and composition of Director compensation to the Board for its approval.

The Nominating Committee’s goal is to develop a compensation program that:

•	Attracts and retains qualified Directors;

•	Recognizes Directors’ critical contributions; and

•	Aligns, through the offering of stock-based compensation, the interests of Aetna’s Directors with the long-term interests of our shareholders.

As part of their review, the Nominating Committee and the Board consider, among other factors, the Director compensation practices at a comparative group of public companies (the “comparative group”), based on market comparison studies prepared by Meridian, an outside consultant.

The primary elements of Aetna’s Director compensation program are annual cash retainer fees and annual restricted stock unit (“RSU”) awards. Directors also receive certain benefits. Directors who are officers of Aetna receive no additional compensation for membership on the Board or any of its Committees.

Director Stock Ownership Guidelines

The Board has established Director Stock Ownership Guidelines under which each nonmanagement Director is required to own, within five years of joining the Board, a specified dollar value of Aetna common shares, par value $.01 per share (“Common Stock”), or stock units. In September 2014, the Board reviewed the Director Stock Ownership Guidelines and revised the ownership requirement to $500,000 from $400,000 effective

January 1, 2015. At March 18, 2016, all of Aetna’s nonmanagement Directors were in compliance with these guidelines.

Aetna’s Code of Conduct prohibits Directors from engaging in hedging strategies using puts, calls or other types of derivative securities based on the value of the Common Stock.

2015 Nonmanagement Director Compensation

On September 18, 2014, the Nominating Committee and Meridian reviewed a director compensation study prepared by Meridian, and on November 20, 2014, the Board voted to approve the Director compensation package for nonmanagement Directors for 2015. The Board set the total value of target per-Director compensation for 2015 at approximately $267,110, consisting of stock-based compensation, cash and benefits and excluding the estimated cost of the Charitable Award Program and Aetna Foundation, Inc.’s charitable contribution matching program. The annual Board retainer and Lead Director, Chair and Committee retainers for 2015 were set at 2014 levels.

Details regarding retainer fees for Board and Committee service are set forth in footnote 1 to the 2015 Director Compensation table.

The 2015 Director Compensation table sets forth for 2015 the total compensation of each of the nonmanagement Directors. Actual compensation for any Director, and amounts shown in the 2015 Director Compensation table, may vary by Director due to the Committees on which a Director serves and other factors described in footnote 3 to the 2015 Director Compensation table.

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I. ELECTION OF DIRECTORS

2015 Director Compensation

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation(3)	Total
Fernando Aguirre	$ 100,000	$160,091	$15,776	$275,867
Frank M. Clark	97,500	160,091	58,294	315,885
Betsy Z. Cohen	94,107	160,091	58,294	312,492
Molly J. Coye, M.D.	101,000	160,091	56,872	317,963
Roger N. Farah	108,000	160,091	55,774	323,865
Barbara Hackman Franklin	97,500	160,091	58,294	315,885
Jeffrey E. Garten	96,500	160,091	56,872	313,463
Ellen M. Hancock	109,000	160,091	58,294	327,385
Richard J. Harrington	117,000	160,091	17,288	294,379
Edward J. Ludwig	134,500	160,091	55,774	350,365
Joseph P. Newhouse	99,000	160,091	53,294	312,385
Olympia J. Snowe	99,000	160,091	17,288	276,379
(1)

The amounts shown in this column include any cash compensation that was deferred by Directors during 2015 under the Aetna Inc. Non-Employee Director Compensation Plan (the “Director Plan”). See “Additional Director Compensation Information” beginning on page 24 for a discussion of Director compensation deferrals. Amounts in this column consist of one or more of the following:

Activity	2015 Fees Earned or Paid in Cash
Annual Retainer Fee	$85,000
Lead Director	25,000
Chair of the Audit Committee	20,000
Membership on the Audit Committee	10,000
Chair of the Compensation Committee	15,000
Membership on the Compensation Committee	7,500
Chair of the Nominating Committee	10,000
Membership on the Nominating Committee	5,000
Chair of the Investment and Finance Committee	8,000
Chair of the Medical Affairs Committee	8,000
Committee Membership (except as set forth above) (other than the Chairs)	4,000
(2)

Amounts shown in this column represent the full grant date fair value for RSUs granted in 2015 computed in accordance with FASB ASC Topic 718, excluding forfeiture estimates. Refer to pages 126-129 of Aetna’s 2015 Annual Report, Financial Report to Shareholders for all relevant valuation assumptions used to determine the grant date fair value of the stock awards included in this column. On May 15, 2015, Aetna granted each nonmanagement Director then in office 1,420 RSUs. The full grant date fair value is calculated by multiplying the number of units granted times the closing price of Aetna’s Common Stock on the grant date. See “Additional Director Compensation Information” beginning on page 24 for a discussion of RSU awards and related deferrals.

At December 31, 2015, the number of outstanding RSU awards held by each Director was 1,420. Refer to the Beneficial Ownership Table and related footnotes beginning on page 27 for more information on Director holdings of Common Stock.

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I. ELECTION OF DIRECTORS

(3)

All Other Compensation consists of the items in the following table. See “Additional Director Compensation Information” beginning below for a discussion of certain components of All Other Compensation.

	Group Life Insurance and Business Travel Accident Insurance Premiums	Charitable Award Program(a)	Matching Charitable Contributions(b)	Total
Fernando Aguirre	$ 776	$ 0	$15,000	$15,776
Frank M. Clark	3,710	39,584	15,000	58,294
Betsy Z. Cohen	3,710	39,584	15,000	58,294
Molly J. Coye, M.D.	2,288	39,584	15,000	56,872
Roger N. Farah	1,190	39,584	15,000	55,774
Barbara Hackman Franklin	3,710	39,584	15,000	58,294
Jeffrey E. Garten	2,288	39,584	15,000	56,872
Ellen M. Hancock	3,710	39,584	15,000	58,294
Richard J. Harrington	2,288	0	15,000	17,288
Edward J. Ludwig	1,190	39,584	15,000	55,774
Joseph P. Newhouse	3,710	39,584	10,000	53,294
Olympia J. Snowe	2,288	0	15,000	17,288
(a)

Refer to “Director Charitable Award Program” on page 25 for information about the Charitable Award Program, which was discontinued for any new Director joining the Board after January 25, 2008. Amounts shown are pre-tax and do not reflect the anticipated tax benefit to the Company from the charitable contributions under the Charitable Award Program. Directors derive no personal financial or tax benefit from this program.

(b)

These amounts represent matching contributions made by Aetna Foundation, Inc. pursuant to Aetna’s charitable giving programs, which encourage contributions by eligible persons to charitable organizations. Through the 2015 Aetna Foundation Matching Grants Program for Directors, up to $15,000 in eligible contributions per Director per program year are matched at 100% by Aetna Foundation, Inc. Amounts shown are pre-tax. Directors derive no personal financial or tax benefit from this program.

Additional Director Compensation Information

Director Deferrals

The amounts shown in the “Fees Earned or Paid in Cash” and “Stock Awards” columns of the 2015 Director Compensation table include amounts that were deferred by Directors during 2015 under the Director Plan. Under the Director Plan, nonmanagement Directors may defer payment of some or all of their annual retainer fees, vested RSUs and dividend equivalents paid on stock units to an unfunded stock unit account or unfunded interest account until after they have resigned or retired (as defined in the Director Plan) from the Board or elect to diversify their deferred stock unit holdings as described below.

During the period of deferral, amounts deferred to the stock unit account track the value of the Common Stock and earn dividend equivalents. During the period of deferral, amounts deferred to the interest account accrue interest pursuant to a formula equal to the rate of interest paid from time to time under the fixed interest rate fund option of Aetna’s 401(k) Plan (the “401(k) Plan”), which was 2.20% for the period January to March 2015; 2.25% for the period April to June 2015; 2.20% for the period July to October 2015; and 2.10% for the period October to December 2015.

Under the Director Plan, beginning at age 68, Directors are allowed to make an annual election to diversify up to 100% of their voluntary deferrals into the stock unit account out of stock units and into an interest account. During 2015, no Director made such a diversification election. Directors who make a diversification election remain subject to the Board’s Director Stock Ownership Guidelines.

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I. ELECTION OF DIRECTORS

Restricted Stock Unit Awards

On May 15, 2015, Aetna granted each nonmanagement Director then in office 1,420 RSUs under the Director Plan. The full grant date fair value of the RSUs granted to each nonmanagement Director was $160,091. The RSUs vest in quarterly increments over a one-year period beginning May 15, 2015, and are payable at the end of the one-year period in shares of Common Stock or can be deferred under the Director Plan to a stock unit account or an interest account as described on page 24. The RSUs granted to a nonmanagement Director will vest immediately if the Director ceases to be a Director because of death, disability, retirement or acceptance of a position in government service. All RSUs granted to nonmanagement Directors also will vest upon a change in control of Aetna (as defined in the Director Plan). The unvested RSUs granted to nonmanagement Directors do not earn dividend equivalents, have no voting rights and are not transferable.

Director Charitable Award Program

Prior to January 26, 2008, Aetna maintained a Director Charitable Award Program (the “Program”) for nonmanagement Directors serving on the Board. After a review of the Program and competitive practices, the Board decided to close the Program, and any Director who first joins the Board after January 25, 2008 is not eligible to participate. However, to recognize pre-existing commitments, the Program remains in place for Directors serving prior to that date. Under the Program, Aetna will make a charitable contribution of $1 million in ten equal annual installments allocated among up to five charitable organizations recommended by a participating Director once he or she reaches age 72. For Mr. Farah, who joined the Board in 2007, contributions would occur once he reaches age 75. The Program may be funded indirectly by life insurance on the lives of the participating Directors. Messrs. Harrington and Aguirre and Senator Snowe are not eligible to participate in the Program because they joined the Board after the Program closed to new Directors.

Beneficiary organizations recommended by Directors must be, among other things, tax exempt under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the

“Code”). Donations Aetna ultimately makes are expected to be deductible from Aetna’s taxable income for purposes of U.S. federal and other income taxes. Directors derive no personal financial or tax benefit from the Program, since all insurance proceeds and charitable deductions accrue solely to Aetna.

The Program values included in footnote 3 to the 2015 Director Compensation table represent an estimate of the present value of the total annual economic net cost of the Program, pre-tax, for current and former Directors, allocated equally among the Directors still participating in the Program. The present value calculation considers estimates of (a) premiums paid on whole life insurance policies purchased with respect to certain of the Directors to fund part of the Program; (b) the expected future charitable contributions to be paid by Aetna on behalf of current and former Directors; (c) expenses associated with administering the Program; and (d) the expected future proceeds from such whole life insurance policies which are, in turn, based on expected mortality, as well as assumptions related to future investment returns of the policies.

Other Benefits

Aetna provides $150,000 of group life insurance and $100,000 of business travel accident insurance (which includes accidental death and dismemberment coverage) for its nonmanagement Directors. Optional medical, dental and long-term care coverage for nonmanagement Directors and their eligible dependents also is available to Directors at a cost similar to that charged to Aetna employees and may be continued into retirement by eligible Directors.

Aetna also reimburses nonmanagement Directors for the out-of-pocket expenses they incur that pertain to Board membership, including travel expenses incurred in connection with attending Board, Committee and shareholder meetings, and for other Aetna business-related expenses (including the business-related travel expenses of spouses if they are specifically invited to attend an event).

From time to time, Aetna also may transport Directors to and from Board meetings or Directors and their guests to and from other Aetna business functions on Company aircraft.

AETNA INC. - 2016 Proxy Statement	25

I. ELECTION OF DIRECTORS

2016 Nonmanagement Director Compensation

On September 24, 2015 and December 3, 2015 the Nominating Committee and Meridian reviewed a director compensation study prepared by Meridian, and on December 4, 2015, the Board approved the Director compensation package for nonmanagement Directors for 2016. The Board set the total value of target per-Director compensation for 2016 at approximately $289,417 consisting of stock-based compensation, cash and benefits and excluding the estimated cost of the Charitable Award Program and Aetna Foundation, Inc.’s charitable contribution matching program. The annual Board retainer was increased from $85,000 to $95,000 for 2016. In addition, for 2016, the retainer for the Chair of the Audit Committee was increased from $20,000 to $25,000, while the retainer for each Audit Committee member remains at $10,000. Chair retainers were increased from $15,000 to $25,000 for the Compensation Committee, $8,000 to $13,000 for the Investment and Finance Committee and the Medical Affairs Committee, and $10,000 to $15,000 for the Nominating Committee. Committee member retainers remain at $4,000 for the Executive Committee, the Investment and Finance Committee and the Medical Affairs Committee; $5,000 for the Nominating Committee; and $7,500 for the Compensation Committee. The annual retainer for the Lead Director also was increased from $25,000 to $35,000. In addition, the target grant date fair value of annual RSU awards to each Director under the Director Plan was increased from $160,000 to $170,000.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our Directors, our executive officers and certain other persons to file reports of holdings and transactions in our Common Stock with the SEC. Based on our records and other information, we believe that during our fiscal year ended December 31, 2015, our Directors and executive officers timely met all applicable SEC filing requirements.

Security Ownership of Certain Beneficial Owners, Directors, Nominees and Executive Officers

The following table presents, as of December 31, 2015, the names of the only persons known to Aetna to be the beneficial owners of more than 5% of the outstanding shares of our Common Stock. The information set forth in the table below and in the related footnotes was furnished by the identified persons to the SEC.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent(1)
BlackRock, Inc.	28,629,983	(2)	8.19%
55 East 52nd Street
New York, NY 10055
State Street Corporation	21,870,743	(3)	6.26%
State Street Financial Center
One Lincoln Street
Boston, MA 02111
The Vanguard Group	20,151,045	(4)	5.77%
100 Vanguard Boulevard
Malvern, PA 19355
T. Rowe Price Associates, Inc.	19,210,001	(5)	5.50%
100 E. Pratt Street
Baltimore, MD 21202
(1)	Based on the number of outstanding shares of Common Stock at December 31, 2015: 349,500,386.

(2)

Of the reported shares of Common Stock, BlackRock, Inc. reports that it has sole voting power with respect to 23,969,215 shares, shared voting and dispositive power with respect to 600 shares and sole dispositive power with respect to 28,629,383 shares.

(3)

Of the reported shares of Common Stock, State Street Corporation reports that it has shared voting and shared dispositive power with respect to all 21,870,743 shares. Of the reported shares of Common Stock, 10,139,614 shares are held by State Street Corporation in its capacity as the trustee of the 401(k) Plan.

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I. ELECTION OF DIRECTORS

(4)

Of the reported shares of Common Stock, The Vanguard Group reports that it has sole voting power with respect to 648,737 shares, shared voting power with respect to 35,500 shares, sole dispositive power with respect to 19,463,384 shares and shared dispositive power with respect to 687,661 shares.

(5)

Of the reported shares of Common Stock, T. Rowe Price Associates, Inc., reports that it has sole voting power with respect to 4,709,320 shares, shared voting and dispositive power with respect to no shares and sole dispositive power with respect to all 19,210,001 shares.

Beneficial Ownership Table

The following table presents, as of March 18, 2016, the beneficial ownership of, and other interests in, shares of our Common Stock of each current Director, each Nominee, each executive officer named in the 2015 Summary

Compensation Table on page 41 and Aetna’s Directors and executive officers as a group. The information set forth in the table below and in the related footnotes has been furnished by the respective persons.

Amount and Nature of Beneficial Ownership
Name of Beneficial Owner and Position	Common Stock		Percent of Common Stock	Common Stock Equivalents(10)	Total
Fernando Aguirre	7,304		*	11,623(12)	18,927
(current Director and Nominee)
Frank M. Clark	13,359	(1)	*	25,919(12)	39,278
(current Director and Nominee)
Betsy Z. Cohen	43,024		*	91,954(12)	134,978
(current Director and Nominee)
Molly J. Coye, M.D.	8,104		*	15,954(12)	24,058
(current Director and Nominee)
Roger N. Farah	3,000		*	51,210(12)	54,210
(current Director and Nominee)
Barbara Hackman Franklin	23,006		*	41,136(12)	64,142
(current Director)
Jeffrey E. Garten	15,010	(2)	*	26,176(12)	41,186
(current Director and Nominee)
Ellen M. Hancock	47,288		*	107,953(12)	155,241
(current Director and Nominee)
Richard J. Harrington	5,143		*	40,726(12)	45,869
(current Director and Nominee)
Edward J. Ludwig	11,688	(3)	*	43,544(12)	55,232
(current Director and Nominee)
Joseph P. Newhouse	4,064	(4)	*	80,723(12)	84,787
(current Director and Nominee)
Olympia J. Snowe	0		*	1,420(12)	1,420
(current Director and Nominee)
Mark T. Bertolini	2,192,665	(5)	*	1,502,336(13)	3,695,001
(Chairman and Chief Executive Officer, current Director, Nominee and named executive officer)
Shawn M. Guertin	163,237	(6)	*	219,630(14)	382,867
(named executive officer)
Gary W. Loveman, Ph.D.	9,736	(7)	*	213,796(15)	223,532
(named executive officer)
Karen S. Lynch	202,896	(8)	*	257,271(16)	460,167
(named executive officer)
Francis S. Soistman, Jr.	74,806	(9)	*	189,703(17)	264,509
(named executive officer)
Directors and Executive	3,137,427	(10)	0.90%	3,334,139(18)	6,471,566
Officers as a group (20 persons)
*	Less than 1%

Unless noted in the following footnotes, each person currently has sole voting and investment powers over the shares set forth in the Beneficial Ownership Table. None of the shares reported are pledged as security.

(1)

Includes 12,359 shares held in an irrevocable trust of which Mr. Clark is sole trustee; and 1,000 shares held jointly with Mr. Clark’s spouse, as to which Mr. Clark shares voting and investment powers.

AETNA INC. - 2016 Proxy Statement	27

I. ELECTION OF DIRECTORS

(2)	All shares held jointly with Mr. Garten’s spouse, as to which Mr. Garten shares voting and investment powers.

(3)	Includes 4,729 shares held in a revocable trust of which Mr. Ludwig is sole trustee; and 6,959 shares held jointly with Mr. Ludwig’s spouse, as to which Mr. Ludwig shares voting and investment powers.

(4)	Includes 2,000 shares held jointly with Dr. Newhouse’s spouse, as to which Dr. Newhouse shares voting and investment powers.

(5)	Includes 1,348,576 shares that Mr. Bertolini has the right to acquire currently or within 60 days of March 18, 2016, upon the exercise of SARs.

(6)

 Includes 80,549 shares that Mr. Guertin has the right to acquire currently or within 60 days of March 18, 2016, upon the exercise of SARs; 3,000 shares held jointly with Mr. Guertin’s spouse, as to which Mr. Guertin shares voting and investment powers; and 617 shares held through the 401(k) Plan by Mr. Guertin.

(7)	Includes 61 shares held through the 401(k) Plan by Mr. Loveman.

(8)

 Includes 92,586 shares that Ms. Lynch has the right to acquire currently or within 60 days of March 18, 2016, upon the exercise of SARs; and 92,219 shares held in a revocable trust of which Ms. Lynch is the sole trustee.

(9)	Includes 58,597 shares that Mr. Soistman has the right to acquire currently or within 60 days of March 18, 2016, upon the exercise of SARs; and 290 shares held through the 401(k) Plan by Mr. Soistman.

(10)

Directors and executive officers as a group have sole voting and investment power over 1,369,544 shares, share voting and investment power with respect to 35,367 shares (including 7,398 shares held through the 401(k) Plan). Also includes 1,732,516 shares that executive officers have the right to acquire currently or within 60 days of March 18, 2016, upon the exercise of SARs. At December 31, 2015, there were no outstanding SARs held by nonmanagement Directors.

(11)

Common stock equivalents include unvested stock units, RSUs, Performance Stock Units (“PSUs”), Market Stock Units (“MSUs”), SARs and performance stock appreciation rights (“PSARs”) that do not earn dividend equivalents and have no voting rights. Common stock equivalents also include vested stock units that earn dividend equivalents but do not have voting rights.

(12)

Includes RSUs granted to each nonmanagement Director under the Director Plan which are unvested, or vested but not yet payable, and are payable in shares of the Common Stock — see “Restricted Stock Unit Awards” on page 25. Also includes stock units issued under the Director Plan and plans of Aetna’s predecessors, as applicable. Stock units track the value of the Common Stock, but do not have voting rights. Vested stock units earn dividend equivalents that may be reinvested.

(13)

Includes 26,680 RSUs that will vest in three substantially equal annual installments beginning on February 19, 2017, 16,716 RSUs that will vest in two equal annual installments beginning on March 2, 2017 and 9,549 RSUs that will vest on March 3, 2017. The RSUs do not earn dividend equivalents and have no voting rights. Also includes 83,034 PSUs that will vest on March 3, 2017 and 34,329 PSUs and 36,250 PSUs that may vest on March 2, 2018 and February 19, 2019, respectively. Also includes 700,000 PSARs that may vest in full and become exercisable on August 5, 2016, 101,542 SARs that become exercisable on March 3, 2017, 168,986 SARs that become exercisable in two equal annual installments beginning on March 2, 2017, and 253,242 SARs that become exercisable in three equal annual installments beginning on February 19, 2017. Also includes 72,008 vested deferred stock units that earn dividend equivalents that are reinvested in stock units. Deferred stock units do not have voting rights.

(14)

Includes 22,420 PSUs that will vest on March 3, 2017 and 10,448 PSUs, 1,546 PSUs and 11,890 PSUs that may vest on March 2, 2018, September 24, 2018 and February 19, 2019, respectively. Also includes 27,417 SARs that become exercisable on March 3, 2017, 51,430 SARs that become exercisable in two equal annual installments beginning on March 2, 2017, 11,415 SARs that become exercisable in three equal annual installments beginning on September 24, 2016, and 83,064 SARs that become exercisable in three equal annual installments beginning on February 19, 2017.

(15)

Includes 27,830 RSUs that vest on October 26, 2018. The RSUs do not earn dividend equivalents and have no voting rights. Also includes 11,132 PSUs and 11,600 PSUs that may vest on October 26, 2018 and February 19, 2019, respectively. Also includes 82,196 SARs that become exercisable in three substantially equal annual installments beginning on October 26, 2016 and 81,038 SARs that become exercisable in three substantially equal annual installments beginning on February 19, 2017.

(16)

Includes 22,836 PSUs that will vest on March 3, 2017 and 14,926 PSUs and 14,790 PSUs that may vest on March 2, 2018 and February 19, 2019, respectively. Also includes 27,924 SARs that become exercisable on March 3, 2017, 73,472 SARs that become exercisable in two equal annual installments beginning on March 2, 2017 and 103,323 SARs that become exercisable in three equal annual installments beginning on February 19, 2017.

(17)

Includes 18,251 RSUs that will vest in two substantially equal annual installments beginning on December 10, 2016. The RSUs do not earn dividend equivalents and have no voting rights. Also includes 14,948 PSUs that will vest on March 3, 2017 and 8,956 PSUs and 9,715 PSUs that may vest on March 2, 2018 and February 19, 2019, respectively. Also includes 7,602 MSUs that will vest on August 12, 2016 based on the average closing price of the Common Stock for the final 30 trading days of the applicable vesting period. Also includes 18,278 SARs that become exercisable on March 3, 2017, 44,084 SARs that become exercisable in two equal annual installments beginning on March 2, 2017, and 67,869 SARs that become exercisable in three equal annual installments beginning on February 19, 2017.

(18)

Includes 521,298 stock units issued to Directors; 4,260 unvested RSUs issued to Directors; 12,780 RSUs that are vested but not yet payable issued to Directors; 115,665 vested deferred stock units; and 2,680,136 unvested PSARs, SARs, RSUs, MSUs and PSUs issued to executive officers as a group.

28	AETNA INC. - 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

I.	2015 — A Year of Strong Operating Performance and Effective Execution of Our Strategy

A.	2015 Company Performance At-a-Glance

Total shareholder return: 23%	Operating earnings per share: $7.71 15% increase over 2014	Announced our agreement to acquire Humana, the largest transaction in our history $37 billion	Dividend increase of 11% to: $1.00 per share Fifth increase to dividend since 2011

B.	2015 Company Performance and Related Impact on Compensation Decisions

The Company’s financial performance in 2015 was strong and continued to reflect the Company’s attention to effective execution of our strategy. During 2015, the Company delivered:

•

Strong Shareholder Returns. During 2015, our stock price increased 22% from $88.83 on December 31, 2014 to $108.12 on December 31, 2015. On March 18, 2016, our stock closed at $112.61. Our total shareholder return for 2015 was 23%, and our three-year cumulative total shareholder return was 142%.

Competitors include: Cigna Corporation, Humana Inc., UnitedHealth Group Incorporated and Anthem, Inc.

During 2015, it was announced that Aetna would acquire Humana and Anthem, Inc. would acquire Cigna Corporation, with both transactions expected to close later in 2016. If these two target companies were excluded from the Total Shareholder Return chart, the Competitors TSR would fall to 16%, 59% and 134% for 1, 2, and 3 years, respectively.

•	Solid Operating Earnings. For 2015, we reported operating earnings per share of $7.71, a 15% increase over 2014, exceeding our long-term targeted range.

•	Record Operating Revenue. In 2015, we reported annual operating revenue of over $60.3 billion, a record for the Company.

AETNA INC. - 2016 Proxy Statement	29

COMPENSATION DISCUSSION AND ANALYSIS

•

Increase to Dividend. In 2015, the Company increased its quarterly cash dividend by 11%, from $0.225 per share ($0.90 annualized) to $0.25 per share ($1.00 annualized), reflecting continued confidence in our strategy and our commitment to enhancing total return for our shareholders. This was the fifth increase to our dividend since February 2011 and reflects a five year dividend growth rate of approximately 67%.

*Declaration and payment of future dividends are at the discretion of the Board and may be adjusted as business needs or marketplace conditions change.

•	Medical Membership. In 2015, we ended the year with nearly 23.5 million medical members, exceeding our previous year-end membership projections.

•	Pre-tax Operating Margin in High Single Digits. Aetna reported a 2015 pre-tax operating margin of 8.3%, consistent with our high single digit target.

•

Excellent Progress on Strategic Initiatives. In 2015, we announced our agreement to acquire Humana for $37 billion, the largest transaction in our history. This transaction, which is expected to close in the second half of 2016, will accelerate our efforts to transform into a more consumer-centric company and achieve our mission to build a healthier world. Further, in 2015 we delivered over 37% of our medical costs through value-based arrangements and launched new consumer-centric insurance products in select geographies, often backed by an accountable care organization or value-based network agreement.

Operating earnings per share and pre-tax operating margin are non-GAAP financial measures. Refer to Annex A to this Proxy Statement for a reconciliation of these and other non-GAAP financial measures to the most directly comparable GAAP measures.

The Company’s executive pay decisions reflect the alignment between executive compensation and Company performance:

•

Annual Bonus Payments Above Target. Our annual bonus program (the “ABP”), which for 2015 was weighted 70% on annual financial metrics and 30% on quantitative constituent measures, was funded at 142.4% of target.

•

Long-Term Incentive Equity Programs Above Target. The 2014 PSU program will pay at 200% based on Company performance against the compound annual growth goal over the performance period (2014 to 2015). The 2014 PSUs will be paid in March 2017 (36 months from the grant date), subject to continued employment. Our 2013 MSU program paid at 150% due to the Company’s three-year stock price appreciation surpassing 50%.

C.	2015 “Say on Pay” Vote/Compensation Plan Design Changes

At our 2015 annual meeting, 96.08% of the votes cast at the meeting supported the Company’s 2014 Named Executive Officer (“NEO”) compensation, reflecting strong concurrence with the Company’s executive compensation programs. Despite this solid shareholder vote in favor of our executive compensation programs, the Compensation Committee continues to refine the Company’s programs to improve their alignment with the interests of our shareholders and to respond to shareholder feedback.

2015 Compensation Program Change

With the assistance of its independent compensation consultant, Meridian, the Compensation Committee reviewed the Company’s executive compensation programs and decided to lengthen the performance period for PSUs granted in 2015 to 36 months. The 2014 PSU program had a 24-month performance period and 36-month vesting period. The performance period for the 2015 PSUs now aligns with the 36-month vesting period and completes the transition of the long-term incentive program from one that supported shorter-term goals during the uncertainty facing the Company at the outset of health care reform, to a longer-term program supporting the Company’s longer-term strategy and implementation of our long-term strategic plan. This change responded to shareholder requests for longer-term performance and vesting periods.

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II.	Objectives of Our Executive Compensation Program

An understanding of our executive compensation program begins with the program objectives. Although we have made changes to our program in recent years, our objectives remain the same. These include:

•

Aligning the interests of our executives and shareholders. We align the interests of our executives with those of our shareholders through equity-based compensation that is settled in shares of Common Stock and executive share ownership and share retention requirements.

•

Linking rewards to performance. We implement a pay-for-performance philosophy by tying a significant portion of our executives’ compensation to the achievement of financial and quantitative constituent goals that are linked to the Company’s business strategy and each executive’s contributions towards the achievement of those goals.

•

Offering competitive compensation. We offer an executive compensation program that is competitive and that helps us attract, motivate and retain top performing executives in the highly competitive global market for health care talent.

We continue to believe that a significant portion of executive compensation should be variable and based on stock price change and meeting or exceeding defined performance goals (i.e., “at risk”). Our program meets this goal by delivering compensation in the form of equity and other performance-based awards.

The chart below shows the 2015 mix of target compensation opportunity for Mr. Bertolini and for the other NEOs as a group.

III.	Summary of 2015 Chief Executive Officer Compensation Decisions

MR. BERTOLINI’S COMPENSATION

	2014		2015
Salary	$1,000,000		$1,000,000
Annual Bonus(1)
Target = 300% of Salary	140% of target		153% of target
Cash Delivered	$1,680,000		$1,840,000
Equity Delivered	$2,520,038		$2,760,000
Long-term Incentive Opportunity	$9,908,936	(2)	$11,594,377	(3)

(1)

Bonus amount was paid 40% in cash and 60% in RSUs. The RSUs for performance year 2015 were granted on February 19, 2016 and will vest over a 36-month period (one-third per year). Due to Securities and Exchange Commission reporting rules for equity awards, the RSUs granted in 2015 for performance year 2014 are reported in the 2015 Summary Compensation Table on page 41, and the RSUs granted in 2016 for performance year 2015 will be reported in Aetna’s 2017 Proxy Statement.

(2)	Reflects the grant date fair value of SARs ($6,908,918) and PSUs ($3,000,018) granted on March 3, 2014.
(3)	Reflects the grant date fair value of SARs ($8,144,312) and PSUs ($3,450,065) granted March 2, 2015.

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COMPENSATION DISCUSSION AND ANALYSIS

Below is a summary of the Compensation Committee’s compensation decisions for Mr. Bertolini:

•	2015 Compensation Opportunity

–

Mr. Bertolini’s 2015 total direct compensation opportunity ($15.5 million at target) was approximately the 75th percentile of the average of the chief executive officer pay of the comparison groups we use to assess compensation. (The 2015 Health Care Comparison Group and the 2015 Cross-Industry Comparison Group are listed on page 40. Together, these groups are referred to as the “Comparison Groups”). The Committee felt this opportunity and its relative positioning were appropriate in light of Company performance and the fact that Mr. Bertolini continues to be a recognized thought leader who serves as a positive and constructive influence on not only the implementation of health care reform and the related transformation of the health care system, but also on important social policy issues affecting the Company and our nation (including “fix-the-debt” and employee wage issues).

–

Within the total direct compensation opportunity, Mr. Bertolini’s 2015 annual bonus target was set at 300% of his annual base salary. Of this amount, 60% is paid in RSUs which are tied directly to the value of Aetna shares and which vest over three years. The Compensation Committee recognizes that Mr. Bertolini’s annual bonus opportunity is high compared to the annual bonus targets of his peers in the Comparison Groups when viewed in isolation. However, when this bonus opportunity was first established on his appointment as CEO, there was a corresponding reduction to Mr. Bertolini’s annual long-term incentive equity grant value to keep his total compensation levels at an appropriate market level. This change in mix of pay opportunity, coupled with the additional vesting required for the equity portion of the award, was made to more directly align Mr. Bertolini’s total direct compensation opportunity with the Company’s annual financial performance, while continuing the focus on creation of long-term shareholder value and retention.

–

Mr. Bertolini’s 2015 long-term incentive opportunity was set at $11.5 million. This grant was delivered 70% in SARs ($8.1 million) and 30% in PSUs ($3.5 million). The SARs and PSUs granted in 2015 are described on page 33. The SARs vest in three substantially equal annual installments beginning on March 2, 2016, and the PSUs will vest 36 months from the grant date, in each case, subject to Mr. Bertolini’s continued employment and, with respect to PSUs, Company performance.

•	Compensation Decisions for 2015

–	Base Salary. Mr. Bertolini’s salary was not adjusted in 2015, and his salary has not been adjusted since his appointment as CEO in November 2010. The

Compensation Committee has not changed Mr. Bertolini’s base salary due to the Company’s compensation philosophy of focusing on variable pay that rewards performance and long-term success. Mr. Bertolini’s annual base salary is the lowest of the CEOs in the 2015 Health Care Comparison Group.

–

Annual Bonus. Mr. Bertolini’s annual bonus for 2015 was determined primarily on the basis of the Company’s strong financial performance against the ABP goals described in detail beginning on page 34 and paid out at 153% of target. In addition to the strong financial performance, the Compensation Committee and the Board also considered that in 2015 the Company’s total return to shareholders was 23% and the Company’s three-year cumulative total return to shareholders was 142%. The Compensation Committee and the Board also conducted a review of Mr. Bertolini’s qualitative performance. The individual qualitative performance factors considered consisted primarily of execution of strategy (including driving membership by increasing the Company’s footprint in high-growth products and geographies; the agreement to acquire Humana, which accelerates the Company’s Vision 2020 strategy; and the significant progress in the development of consumer-centric products and services), business operating results (including the operating results described on pages 29-30) and leadership.

Mr. Bertolini continues to be a recognized thought leader who serves as a positive and constructive voice on not only health care issues, but also important social policy issues affecting the Company and our nation. He is the recipient of numerous awards including being named one of Fortune’s 50 Greatest Leaders and Modern Healthcare’s 100 Most Influential People in Healthcare. His work to raise the minimum base wage and enhance employee benefits for the Company’s lowest paid employees sparked a wider societal dialogue on these issues and helped the Company achieve the highest ranking in social responsibility for the managed health care sector in Fortune’s 2015 list of the World’s Most Admired Companies. Further, Mr. Bertolini continues to build a strong leadership team which, under his direction, is driving the business and executing the Company’s strategy, while keeping the focus on long-term success. Mr. Bertolini’s annual bonus for 2015 was paid 40% in cash and 60% in a grant of RSUs that will vest over a 36-month period.

•

Long-Term Incentive Awards. The Compensation Committee determined that the performance targets for the PSUs granted in 2014 were met at 200% based on Company performance against the compound annual growth goal over the performance period (2014-2015).

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The 2014 PSUs will be paid in March 2017 (36 months from the grant date), subject to continued employment. The 2013 MSU program vested at 150% due to the Company’s three-year stock price appreciation surpassing 50%. Further, the Committee determined that the special retention PSU granted in 2013 vested below target level (74.6%) based on Company performance against the stretch three-year pre-tax operating income goal (excluding net investment income). Under the terms of the award, the special retention PSU payout was deferred to an unfunded deferred stock unit account, which is payable to Mr. Bertolini six months following his termination of employment. More information about the rationale behind the special retention PSU award is set forth in the Company’s Securities Exchange Commission Form 8-K filing made on August 5, 2013.

IV.	2015 Compensation Policies

Elements of the Company’s Executive Compensation Program

The 2015 compensation program for our Named Executive Officers consisted of the following components:

Component	Description	Purpose
Base Salary	Fixed cash compensation based on the executive’s past and potential future performance, scope of responsibilities, experience and competitive market pay practices.	Provide a fixed, baseline level of compensation that is not contingent upon Company performance.
Performance-Based Annual Bonus	Cash payment tied to meeting annual performance goals set for the fiscal year that are tied to the Company’s annual business plan and individual performance.	Motivate executives to achieve superior annual financial and operational performance.
Long-Term Equity Incentives:(1)
PSUs	Performance-based stock units which pay out, if at all, based on the Company’s performance against a three-year cumulative adjusted operating earnings per share and cumulative revenue goals. If the goals are met, the PSUs granted in 2015 will vest in a single installment at the end of a 36-month vesting period as described on page 36.	Align achievement of specific multi-year internal financial performance objective with the creation of shareholder value, increase executive stock ownership and provide retention incentives.
RSUs	Time-vested stock units that vest over the time period set at grant, typically 36 months.	Align compensation with changes in Company stock price and the creation of shareholder value, and strengthen retention.
SARs	Stock appreciation rights that vest in substantially equal annual installments over 36 months.	Align compensation with changes in Company stock price and creation of shareholder value.
(1)	All awards are settled in stock and are subject to stock ownership requirements.

The Company also provides health, welfare and retirement benefits to its employees generally, including its executive officers.

Determining Total Cash and Equity Compensation

Our compensation program is generally designed to set total cash and equity compensation opportunity (considered as base salary, performance-based annual bonus and long-term incentive equity awards) for senior executives at an amount that is competitively reasonable and appropriate for our business needs and circumstances. For the Named Executive Officers, the Compensation Committee reviews the cash and equity compensation opportunities available to similarly positioned executives of companies in the Comparison Groups. The Compensation Committee also reviews third-party compensation surveys. The companies that make up each Comparison Group and the reasons they were selected are listed on page 40. The third-party compensation surveys are purchased from outside compensation vendors selected by our human resources department, and the data provided by the vendors is reviewed by the Compensation Committee’s independent compensation consultant. The data presented to the Compensation Committee includes a regression analysis (market compensation data adjusted to account for company size based on revenue) where available. The compensation of our Named Executive Officers is compared across the Named Executive Officer group and with the compensation of other senior executives of the Company for internal pay relativity purposes. The

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Committee, however, has not established specific internal pay relativity guidelines.

Our compensation program is generally designed to deliver above-median total compensation for above-median performance and below-median total compensation for below-median performance. For executives with compensation opportunities that are more highly variable, including the Named Executive Officers, total cash and equity compensation opportunity may be above the median, but “at risk” amounts are paid only if performance goals are achieved or exceeded. In addition, the value of the equity awards is directly subject to stock price change. In setting total compensation opportunity, the Compensation Committee does not, on a formulaic basis, set target compensation opportunity at the precise median of the Comparison Groups. Instead, the Compensation Committee uses Comparison Group information as a reference point to make what is ultimately a subjective decision that balances (i) a competitive level of compensation for a position; (ii) executive experience and scope of responsibility; (iii) individual performance; (iv) percent of pay “at risk”; and (v) retention. There is no pre-defined formula that determines which of these factors is more or less important, and the emphasis placed on a specific factor may vary among executive officers and will reflect market conditions and business needs at the time the pay decision is made.

In making annual base salary determinations, the Compensation Committee considers:

•	the terms of any employment agreement with the executive;

•	the recommendations of our CEO (as to executives other than himself);

•	the salary paid to persons in comparable positions in the Comparison Groups;

•	the executive’s experience and scope of responsibility; and

•	a subjective assessment of the executive’s individual past and potential future contribution to Company results.

Base salary, as a percent of total compensation, also differs based on the executive’s position and function. Although the Compensation Committee has not established a specific ratio of base salary to total compensation, in general, executives with the highest level and broadest scope of responsibility have the lowest percentage of their compensation fixed as salary and have the highest percentage of their compensation subject to performance-based standards (performance-based annual bonus and long-term incentives).

Mr. Guertin and Mr. Soistman each received base salary increases in 2015 of 14.3% and 12.5%, respectively. These adjustments were made to bring their total direct compensation into closer alignment with competitive levels for companies in the Comparison Group. Ms. Lynch did not receive a salary increase in the 2015 salary review cycle as her salary was increased in connection with her appointment as President. Mr. Loveman was hired in 2015, and his salary was not reviewed for an increase.

Annual Performance-based Bonuses

Except for a portion of Mr. Bertolini’s bonus (described on page 31), 2015 annual bonuses were paid in cash. All executive officers and managers are eligible to participate in the ABP. The Compensation Committee, after consulting with the Board, establishes specific financial and operational goals at the beginning of each performance year. Annual bonus funding is linked directly to the achievement of these annual goals. Following the completion of the performance year, the Compensation Committee assesses performance against the pre-established performance goals to determine bonus funding for the year. The ABP goals, described in more detail below, are directly derived from our strategic and business operating plan approved by the Board. These goals, which measure annual results, were selected to balance the delivery of financial results with the achievement of internal and external constituent goals. The Company believes it is important to consider these non-financial, but quantifiable, constituent goals, which for 2015 have a 30% ABP weighting, because they focus on our longer-term success and the quality of our brand and reputation.

Under the ABP, if all of the goals are met at the target level in the aggregate, then up to 100% of the target bonus pool is funded. If the goals are exceeded in the aggregate by a sufficient margin, then up to a maximum of 200% of the target bonus pool is funded. At the threshold performance level, 25% of the target bonus pool is funded.

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COMPENSATION DISCUSSION AND ANALYSIS

For 2015, bonus pool funding under the ABP was determined as set forth below:

Weight	Measure	Threshold	Target	Maximum	Actual Performance	Performance Level	Weighted Points
70%	Financial Performance	25%	100%	200%
50%	Adjusted operating earnings per share(1)	$ 6.70	$ 7.08	$ 7.53	$ 7.55	Maximum	100
10%	Adjusted Revenue(2)	$59,394	$60,949	$62,504	$59,375	Below Threshold	0
10%	SG&A as a % of Revenue(3)	18.4%	17.6%	16.8%	18.3%	Threshold	4.4
30%	Constituent Index Performance
10%	Consumer(4)	25%	100%	200%	132%	>target	13.2
10%	Provider(5)	25%	100%	200%	133%	>target	13.3
10%	Talent and Culture(6)	25%	100%	200%	115%	>target	11.5
Total							142.4
(1)

Adjusted operating earnings per share is a non-GAAP financial measure used in connection with the ABP. Refer to Annex A to this Proxy Statement for a reconciliation of adjusted operating earnings per share to the most directly comparable GAAP measure. Adjusted operating earnings per share excludes from net income attributable to Aetna (a) net realized capital gains; (b) amortization of other acquired intangible assets; (c) other items, if any, that neither relate to the ordinary course of our business nor reflect our underlying business performance; and (d) the financing component of our pension and other postretirement employee benefit plan expense. These adjustments are established when the target is set at the start of the year.

(2)

Adjusted revenue is a non-GAAP financial measure used in connection with the ABP. Refer to Annex A to this Proxy Statement for a reconciliation of adjusted revenue to the most directly comparable GAAP measure. Adjusted revenue excludes from total revenue (a) net realized capital gains; (b) net investment income; and (c) other items, if any, that neither relate to the ordinary course of our business nor reflect our underlying business performance. These adjustments are established when the target is set at the start of the year.

(3)

Selling general and administrative expenses (“SG&A”) as a percentage of revenue is a non-GAAP financial measure used in connection with the ABP. Refer to Annex A to this Proxy Statement for a reconciliation of SG&A as a percentage of revenue to the most directly comparable GAAP measure. SG&A as a percentage of revenue is calculated by dividing operating expenses, excluding incentive compensation expense, selling expense and other items, if any, that neither relate to the ordinary course of our business nor reflect our underlying business performance, by operating revenue. These adjustments are established when the target is set at the start of the year.

(4)

This goal measures consumer business readiness (e.g., membership (129,000 at target), number of geographies (four at target)), first call resolution (91% at target), and includes Medicare Star Ratings (85% at target).

(5)

This goal measures membership in accountable care/joint venture organizations (410,237 at target), percent of medical cost spending in value-based contracts and accountable care organizations (30% at target), and member health quality (measured through HEDIS results).

(6)

This goal measures employee engagement and culture determined through responses to the Company’s all-employee survey, as well as performance against diversity initiatives for employees and supplier groups.

After applying the weightings noted above, the Compensation Committee set the Company-wide 2015 ABP bonus pool funding at 142.4% of target. Within this pool funding, the Compensation Committee set actual bonus amounts after conducting a subjective review of each Named Executive Officer’s individual performance for the year against the business unit and qualitative performance goals established at the start of the year and considering Mr. Bertolini’s recommendations (as to executives other than himself). In determining the annual bonus for Mr. Bertolini, the Compensation Committee consulted with the non-management members of the Board. The factors considered in determining individual bonus amounts for the Named Executive Officers are set forth below.

Named Executive Officer	2015 Annual Bonus Target as a Percent of Base Salary	2015 Actual Bonus as a Percent of Target		Individual Discretionary Factors
Mr. Bertolini	300%(1)	153%	•	Described on pages 31-32
Mr. Guertin	106%(2)	176%	•	Leadership in Humana acquisition
			•	Creation of Company operating system to improve efficiency, simplify process and improve quality of customer experience
			•	Driving business accountability and ownership of financial results
			•	Talent management
Mr. Loveman	27.5%(3)	145.25%	•	Mr. Loveman is new to the Company and received a pro-rata bonus consistent with Consumer Business operating results and approximately equal to the Company’s bonus pool funding level
Ms. Lynch	120%	160%	•	Execution of strategy
			•	Profitable growth of Institutional Businesses
			•	Talent management
Mr. Soistman	97%(4)	228.57%	•	Government Business operating results substantially above projections
			•	Membership growth
			•	Leadership in compliance initiatives
(1)	Mr. Bertolini’s bonus was paid 40% in cash and 60% in RSUs that vest over 36 months as described on page 31.

(2)

Mr. Guertin’s bonus target was pro-rated to reflect a mid-year increase to his target bonus opportunity and mid-year increases to his base salary in 2015. Mr. Guertin’s 2016 full year target bonus opportunity is 110% of base salary.

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COMPENSATION DISCUSSION AND ANALYSIS

(3)	Mr. Loveman’s target bonus opportunity was pro-rated to reflect less than full-year employment. Mr. Loveman’s 2016 full year target bonus opportunity is 110% of base salary.

(4)	Mr. Soistman’s target bonus opportunity was pro-rated to reflect a mid-year increase to his base salary. Mr. Soistman’s 2016 full year target bonus opportunity is 110% of base salary.

Long-term Incentive Equity Awards (SARs and PSUs)

The Company’s 2015 long-term incentive equity award program was delivered in the form of SARs (70%) and PSUs (30%). The objective of the SAR and PSU awards is to advance the longer-term interests of the Company and our shareholders by directly aligning executive compensation with increases in our stock price and providing incentives for executives to meet the specified PSU performance goal set at the time of grant. These awards complement cash incentives tied to annual performance as they motivate executives to increase earnings and shareholder value over time. The 70% allocation to SARs aligns the majority of the long-term incentive value directly with shareholder interest in increasing our stock price; the award has no value if the stock price declines after the award is granted. Because SARs have a 10-year term, this design supports our long-term strategy and emphasizes the creation of long-term shareholder value. The remaining 30% of the long-term incentive value also is tied to the value of our stock and the attainment of specific financial operating goals. The SARs granted in 2015 to the Named Executive Officers vest in substantially equal annual installments over a 36-month period. The PSUs granted in 2015 vest in a single installment at the end of a 36-month period based on the Company’s attainment of the three-year performance goal set at the time of grant. The SAR and PSU awards are settled in Common Stock, net of applicable withholding taxes, in order to reduce shareholder dilution resulting from the awards. The Company currently does not pay dividend equivalents on unvested equity awards.

PSU Performance Goal

The PSUs granted in 2015 were designed to vest at 100% if the Company attains three-year cumulative goals for adjusted operating earnings per share and adjusted revenue. These goals are difficult as they require Company performance above our high single digit revenue and operating earnings growth objectives. These goals were selected to emphasize the importance of revenue and operating earnings growth to our strategic objectives. If these performance goals are met, the PSUs will vest at the end of the 36-month vesting period. At maximum performance, the PSUs vest at 200% of the units granted.

Consideration of Prior Equity Grants When Making Compensation Decisions

In making individual long-term incentive equity award decisions, the Compensation Committee does not specifically take into account prior equity grants or amounts realized on the exercise or vesting of prior equity grants in determining the equity value to be granted. The Company’s philosophy is to pay an annualized market value for the executive’s position, sized according to the performance level of the individual in the position. The Compensation Committee does, however, consider prior equity grants to executives in evaluating the overall design, timing and size of the long-term incentive equity program. In addition, in assessing the recruitment/retention risk for executives, the Compensation Committee considers the value of unvested equity awards.

Grant Date of Equity Awards

The effective date of the annual long-term incentive equity grant in 2015 was the stock market trading day after the February Board of Directors and Compensation Committee meetings which followed the release of our annual earnings. The grant price of any annual award is the closing price of our Common Stock on the day the award is granted. The Compensation Committee selected this timing so that the award value reflected our most recent full-year earnings information and outlook. The Compensation Committee also makes grants during the year, primarily in connection with hiring and promotions. Under our policy, off-cycle grants made in connection with hiring are generally effective on the date of hire or the 10th day of the month following the date of hire.

Health, Welfare and Pension Benefits

To attract and retain employees at all levels, we offer a subsidized health and welfare benefits program that includes medical, dental, life, accident, disability, vacation and severance benefits. Our subsidy for employee health benefits is graduated so that executives pay a higher contribution than more moderately paid employees.

The Company makes a tax-qualified 401(k) plan available to substantially all of our U.S.-based employees, including the Named Executive Officers. We also offer a Supplemental 401(k) Plan (the “Supplemental 401(k) Plan”) to provide benefits above Code contribution limits. There is no Aetna matching contribution under the Supplemental 401(k) Plan. The Company’s Pension Plan (the “Pension Plan”) was frozen as of December 31, 2010, and the Company’s Supplemental Pension Plan (the “Supplemental Pension Plan”) was frozen in January 2007. Interest continues to accrue on outstanding pension cash balance accruals.

Employee Stock Purchase Plan

Our tax-qualified employee stock purchase plan is available to substantially all employees, including the Named Executive Officers. This program allows our employees to buy our Common Stock at a 5% discount to the market price on the purchase date (up to a maximum of $25,000

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COMPENSATION DISCUSSION AND ANALYSIS

per year). We offer this program because we believe it is important for all employees to focus on increasing the value of our Common Stock and to have an opportunity to share in our success.

Other Compensation to the Named Executive Officers

The Company provides only limited other compensation to the Named Executive Officers (see the All Other Compensation table in footnote 12 to the 2015 Summary Compensation Table beginning on page 42). In the interest of security, with certain exceptions, the Company requires that the CEO use corporate aircraft for personal travel whenever use of the aircraft is not required for a business purpose. Other Named Executive Officers are also permitted to use corporate aircraft for personal travel at the discretion of the CEO. The Compensation Committee believes this practice is reasonable and appropriate given security concerns, efficiency of travel and the demands put on our Named Executive Officers’ time. A financial planning reimbursement, not to exceed $10,000, is provided to Named Executive Officers to assure sound financial planning and tax compliance and to provide more time for the executive to focus on the needs of our business. The Company does not provide any tax gross-ups related to other compensation, including perquisites (other than in connection with relocation benefits provided in connection with an executive’s relocation of residence on behalf of the Company).

Severance Following Termination of Employment

The narrative and tables beginning on page 49 outline the potential payments that would be made to the Named Executive Officers following their termination of employment under various scenarios. The difference in treatment among the Named Executive Officers is due to the dynamics of negotiation at the time the executive was hired (or promoted), the executive’s position in the Company, market practices and Company policies in effect at the time of entry into an executive’s agreement with the Company.

V.	Governance Policies

GOVERNANCE HIGHLIGHTS The Company seeks to maintain best practice standards with respect to the oversight of executive compensation. The following policies and practices were in effect during 2015:

✓	Compensation Committee composed solely of independent Directors;

✓	use of an independent compensation consultant retained directly by the Compensation Committee who performs no consulting or other services for management of the Company;

✓	annual review and approval of our executive compensation strategy by the Compensation Committee, including a review of our compensation-related risk;

✓	robust stock ownership requirements for our executive officers and related stock retention policy;

✓	a policy prohibiting all employees, including the Named Executive Officers, from engaging in hedging transactions with respect to equity securities of the Company;

✓	a compensation “claw back” policy that permits the Company to recoup performance-based compensation if the Board determines that a senior executive has engaged in fraud or misconduct that has caused a material restatement of financial results;

✓	no tax gross-up benefits upon a change-in-control in new employment contracts and elimination of that provision from our Chairman and CEO’s employment agreement; and

✓

limited perquisites and other personal benefits (and no tax gross-ups on perquisites and personal benefits, other than in connection with relocation benefits provided in connection with an executive’s relocation of residence on behalf of the Company).

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COMPENSATION DISCUSSION AND ANALYSIS

Many of these policies are described more fully below.

Independent Compensation Consultant

During 2015, the Compensation Committee engaged Meridian to provide independent compensation consulting services to the Compensation Committee. The role of the independent compensation consultant is to ensure that the Compensation Committee has objective information needed to make informed decisions in the best interests of shareholders based on compensation trends and practices in public companies. During the past year, the Compensation Committee requested Meridian to: (i) assist in the development of agendas and materials for Compensation Committee meetings; (ii) provide market data and alternatives to consider for making compensation decisions for the CEO and other executive officers; (iii) assist in the design of the Company’s long-term compensation program; and (iv) keep the Compensation Committee and the Board abreast of changes in the executive compensation environment. Meridian also advised the Nominating Committee regarding Director compensation. In accordance with Compensation Committee policy, the Company does not engage its independent compensation consultant for any services other than in support of these two Committees. Meridian had no relationships with any member of the Compensation Committee or any executive officer of the Company. The Compensation Committee has the sole authority to determine the compensation for and to terminate the services of the independent compensation consultant. The Compensation Committee has reviewed the independence of the independent compensation consultant pursuant to applicable independence rules and determined that its engagement does not raise any conflicts of interest.

Role of the CEO and the Board of Directors in Determining Compensation

The CEO personally reviews and reports to the Compensation Committee on the performance of select senior executives (including all of the Named Executive Officers other than himself) and provides specific compensation recommendations to the Compensation Committee. The Compensation Committee considers this information in making compensation decisions for these executives, but the Compensation Committee does not delegate its decision-making authority to the CEO. The CEO also provides a self-evaluation to the Compensation Committee. The CEO does not, however, present a recommendation for his own compensation. Prior to making any decisions regarding CEO compensation, the Compensation Committee consults with the non-management Directors and receives input from its independent compensation consultant. After discussing proposed compensation decisions for the CEO with the non-management Directors, the Compensation Committee determines the CEO’s compensation. The CEO is not present when his performance or compensation is evaluated and determined, unless invited by the Compensation Committee.

Compensation Committee Review of Tally Sheets

In setting executive officer compensation, the Compensation Committee reviews tally sheets prepared for each executive officer. The tally sheets provide information that is in addition to the information shown in the 2015 Summary Compensation Table. The tally sheets show not only current year compensation, but also historical equity gains and the in-the-money value of outstanding equity awards (vested and unvested). The tally sheets also show amounts that would be paid under various termination of employment scenarios. While compensation decisions are based on competitive market pay data and individual performance, the Compensation Committee uses the tally sheets as a reference point and as a basis for comparing program participation across the executive group. During 2015, the information in the tally sheets was consistent with the Compensation Committee’s expectations and, therefore, the tally sheets did not have a specific effect on individual compensation decisions.

Compensation Committee Review of Risk

Annually, as part of its compensation review process, the Compensation Committee requests the Company’s chief enterprise risk officer to oversee a review of the Company’s compensation policies for executives and other employees to determine whether those programs create risks that, individually or in the aggregate, are reasonably likely to have a material adverse effect on the Company. As part of this risk review process in 2015, the chief enterprise risk officer, assisted by human resources personnel, inventoried Company compensation programs and established a financial framework, consistent with other enterprise risk management protocols, to identify compensation policies or practices that could have a material adverse effect on the Company. This review included the structure and material features of each program, the behaviors the programs are intended to reward, as well as program features or Company policies that operate to mitigate risk. After conducting the review and assessing potential risks, the Company determined, and the Compensation Committee concurred, that the design of each incentive program contains sufficient design features, controls, limits and/or financial requirements so that the program does not create risks that are reasonably likely to have a material adverse effect on the Company.

Although a significant portion of the Company’s executive compensation is performance-based, we do not believe that our programs encourage excessive or unnecessary risk-taking. Overall, our compensation mix, including the use of equity and other long-term incentives, is generally consistent with competitive market practice. While risk is a

38	AETNA INC. - 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

necessary part of growing a business, our executive compensation program attempts to mitigate risk and align the Company’s compensation policies with the long-term interests of the Company by selecting performance goals that are directly aligned with the Company’s strategic plan, balancing annual and longer-term incentives, using multiple performance measures (including financial and non-financial measures) and applying program caps. Other risk mitigation features include the Company’s executive stock ownership requirement and the Company’s “claw back” policy both of which are described below.

Executive Stock Ownership Requirements

The CEO and other senior executives are subject to minimum stock ownership requirements. The ownership requirements are based on the executive’s pay opportunity and position within the Company. The ownership levels (which include shares owned and vested stock units but not stock options, SARs, PSARs or unvested MSUs or PSUs) are as follows:

STOCK OWNERSHIP AS A MULTIPLE OF BASE SALARY

Position	Multiple of Salary
Chief Executive Officer	5x
President	4x
Other Named Executive Officers	3x
Other Executives	.5x to 3x

Executives who do not meet their individual ownership requirement at the time an equity award vests or is exercised are required to retain 35% of the after-tax equity payout in shares of Common Stock. These shares are required to be held until termination of employment with the Company. This policy applies to equity awards granted in 2010 and later and is intended to further align the interests of our executives with the interests of our shareholders. Beginning with equity awards granted in 2015, executive officers who do not meet their individual ownership requirement at the time the equity vests or is exercised are required to retain 50% of the after-tax equity payout in shares of Common Stock until the executive officer’s termination of employment with the Company. All NEOs are in compliance with the Company’s stock ownership and/or retention policy. (Mr. Loveman and Mr. Soistman, who joined the Company in October 2015 and January 2013, respectively, do not yet meet the Company’s required stock ownership level, but are subject to the stock retention requirement.)

Policy on Hedging or Pledging Company Stock

The Company’s Code of Conduct prohibits all employees (including executives) and Directors from engaging in hedging strategies using puts, calls or other types of derivative securities based upon the value of our Common Stock. No Directors or Named Executive Officers entered into a pledge of Common Stock in 2015, except that at the time he joined the Company, Mr. Loveman had a pre-existing pledge agreement with respect to a basket of securities that included the Company’s Common Stock. Shortly after joining the Company, Mr. Loveman removed the Company’s Common Stock from that pledge arrangement.

Company Claw Back/Recoupment Policy

Under the Company’s recoupment policy, if the Board determines that a senior executive of the Company has engaged in fraud or intentional misconduct that has caused a material restatement of the Company’s financial statements, the Board will review the performance-based compensation earned by that senior executive on the basis of the Company’s performance during the periods materially affected by the restatement. If, in the Board’s view, the performance-based compensation would have been lower if it had been based on the restated results, the Board may seek to recoup the portion of the performance-based compensation that would not have been awarded to that senior executive. This policy applies to the Company’s executive officers as well as the Chief Accounting Officer and Head of Internal Audit. In addition, equity awards issued to employees include a provision that allows the Company to recoup gains if the employee violates covenants that prohibit terminated employees from soliciting our customers and employees, disclosing confidential information and, for some employees, providing services to certain competitors of the Company.

Internal Revenue Code Section 162(m)

Prior to 2013, Section 162(m) of the Code limited the tax deductibility of compensation in excess of $1 million paid to certain executive officers, unless the payments were made under plans that satisfy the technical requirements of the Code. It had been the Company’s policy to maximize the tax-deductibility of payments as “performance-based compensation” under Section 162(m) to the extent practicable. As part of the federal health care reform legislation enacted in 2010, Section 162(m) was revised with respect to compensation paid by health insurance companies, including the Company. Starting in 2013, an annual deduction limit of $500,000 per person applies to the compensation we pay to any of our employees and certain service providers. The tax deduction limitation applies whether or not the compensation is performance-based or is provided pursuant to a shareholder-approved plan. As a result, the Company has suspended the application of the technical requirements needed to qualify compensation as performance-based under Section 162(m), although our annual bonus and other incentive programs continue to be performance-based.

AETNA INC. - 2016 Proxy Statement	39

COMPENSATION DISCUSSION AND ANALYSIS

VI.	Comparison Group Company Lists

The companies in each of the compensation Comparison Groups are listed below. The companies in the 2015 Health Care Comparison Group were selected because they represent some of our closest competitors. The companies in the 2015 Cross-Industry Comparison Group were selected from the FORTUNE 200 and are companies that we compete against for talent and capital, without regard to industry. The selected companies represent companies with revenues ranging from .5 to 2x our projected 2015 revenue. The pay information for each group was developed using market pay survey data purchased from third-party compensation vendors.

2015 Health Care Comparison Group:

AmerisourceBergen Corporation	Cigna Corporation	UnitedHealth Group Incorporated
Anthem, Inc.	Covidien Public Limited Company
Cardinal Health, Inc.	Humana Inc.

2015 Cross-Industry Comparison Group:(1)

3M Company	HCA Holdings, Inc.	Northrop Grumman Corporation
The Allstate Corporation	The Hartford Financial Services Group, Inc.	PepsiCo, Inc.
The Boeing Company	Honeywell International Inc.	Pfizer Inc.
Caterpillar Inc.	International Paper Company	The Travelers Companies, Inc.
The Coca-Cola Company	Johnson & Johnson	United Parcel Service, Inc.
Comcast Corporation	Lockheed Martin Corporation	United Technologies Corporation
General Dynamics Corporation	MetLife, Inc.

(1)	If pay data for a comparable position is not available from a company on this list, the company is not included in the 2015 Cross-Industry Comparison Group for that position

Third-Party Compensation Surveys:

•	Frederic W. Cook & Co., Inc. Long-Term Incentive Survey;

•	Pearl Meyer Executive and Senior Management Total Compensation Survey;

•	Mercer’s Integrated Health Network Survey;

•	Aon Hewitt Total Compensation Measurement Survey; and

•	Radford Global Technology Survey.

40	AETNA INC. - 2016 Proxy Statement

EXECUTIVE COMPENSATION

The 2015 Summary Compensation Table summarizes the total compensation paid or earned for the fiscal year ended December 31, 2015 and applicable comparative data for 2014 and 2013 by our Chairman and Chief Executive Officer, any person who served as our Chief Financial Officer during 2015 and our three other most highly paid executive officers (collectively, the “NEOs” or “Named Executive Officers”). When setting compensation for each of the NEOs, the Compensation Committee reviews tally sheets which show the executive’s current compensation, including equity and non-equity based compensation.

The cash ABP award amounts for 2015 are disclosed in the 2015 Summary Compensation Table as “Non-Equity

Incentive Plan Compensation” and are not categorized as a “Bonus” payment under SEC rules. The amounts listed under “Non-Equity Incentive Plan Compensation” were approved by the Compensation Committee in February 2016. Please refer to the 2015 Grants of Plan-Based Awards table and related footnotes beginning on page 43 for information about the number of RSUs, PSUs, and SARs, as applicable, awarded to each of the NEOs in the fiscal year ended December 31, 2015.

The Company has entered into employment arrangements with certain of the NEOs. Refer to “Agreements with Named Executive Officers” beginning on page 55 for a discussion of those employment arrangements.

2015 Summary Compensation Table

The following table shows the compensation provided by Aetna to each of the Named Executive Officers in 2015 and applicable comparative data for 2014 and 2013.

Name and Principal Position(1)	Year	Salary	Stock Awards(2)		Option Awards		Non-Equity Incentive Plan Compen- sation(10)	Change in Pension Value and Nonqualified Deferred Compen- sation Earnings(11)	All Other Compen- sation(12)	Total
Mark T. Bertolini Chairman and Chief Executive Officer	2015	$1,034,483	$5,970,103	(3)(4)	$8,144,312	(7)	$1,840,000	$2,073	$271,908	$17,262,879
	2014	996,169	5,070,050		6,908,918		1,680,000	23,386	388,799	15,067,322
	2013	996,169	16,870,691		11,182,320		1,380,000	12,844	283,385	30,725,409
Shawn M. Guertin Executive Vice President, CFO and Chief Enterprise Risk Officer	2015	773,946	1,230,040	(3)(5)	2,945,460	(8)	1,437,503	0	27,080	6,414,029
	2014	697,318	810,035		1,865,430		913,920	0	165,804	4,452,507
	2013	661,877	2,001,525		0		1,000,000	0	82,534	3,745,936
Gary W. Loveman, Ph.D. Executive Vice President, Consumer Health and Services	2015	137,990	4,200,104	(6)	3,324,828	(9)	319,550	0	23,242	8,005,714

Karen S. Lynch President	2015	919,828	1,500,063	(3)	3,541,015	(7)	1,728,000	0	69,882	7,758,788
	2014	672,414	825,065		1,899,972		776,250	0	68,924	4,242,625
	2013	649,514	1,901,398		0		850,000	0	46,196	3,447,108
Francis S. Soistman, Jr. Executive Vice President, Government Services	2015	675,287	900,078	(3)	2,124,628	(7)	1,500,000	0	19,838	5,219,831
	2014	597,701	2,140,136		1,243,612		845,940	0	32,750	4,860,139

(1)	Principal position at December 31, 2015. Mr. Loveman joined Aetna on October 26, 2015. Mr. Soistman was not an NEO in 2013.

(2)

The amounts reported in this column represent the aggregate grant date fair value of the stock awards granted in the relevant year computed in accordance with FASB ASC Topic 718, excluding forfeiture estimates. Refer to pages 126-129 of Aetna’s 2015 Annual Report, Financial Report to Shareholders for all relevant valuation assumptions used to determine the grant date fair value of the stock awards included in this column. Amounts shown in this column for 2015 include the grant date fair value of PSUs and RSUs granted to the NEOs in 2015. The PSU grant date fair values are based upon the probable outcome of the performance conditions associated with these PSUs as of the grant date.

(3)

The grant date fair value of the PSUs granted to these NEOs in March 2015 assuming the highest level of performance conditions associated with these PSUs occurs is as follows: Mr. Bertolini $6,900,129; Mr. Guertin $2,100,048; Ms. Lynch $3,000,126; and Mr. Soistman $1,800,156. The PSUs granted in March 2015 will vest, if at all, based on achievement of cumulative adjusted operating earnings per share and cumulative adjusted revenue targets set by the Compensation Committee at the time of the grant. The Compensation Committee will determine the Company’s achievement of this performance goal following December 31, 2017. Vesting of the PSUs granted in March 2015 to these NEOs will occur, if at all, on March 2, 2018 and is subject to continued employment of the applicable NEO on March 2, 2018. Each vested PSU represents one share of Common Stock and will be paid in shares of Common Stock, net of taxes.

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EXECUTIVE COMPENSATION

(4)	Includes $2,520,038 grant date fair value of RSUs granted to Mr. Bertolini in March 2015 as part of his 2015 ABP award.

(5)

The grant date fair value of the PSUs granted to Mr. Guertin in September 2015 assuming the highest level of performance conditions associated with these PSUs occurs is $366,032. The PSUs granted in September 2015 will vest, if at all, based on achievement of cumulative adjusted operating earnings per share and cumulative adjusted revenue targets set by the Compensation Committee at the time of the grant. The Compensation Committee will determine the Company’s achievement of this performance goal following December 31, 2017. Vesting of the PSUs granted in September 2015 will occur, if at all, on September 24, 2018 and is subject to continued employment of Mr. Guertin on September 24, 2018. Each vested PSU represents one share of Common Stock and will be paid in shares of Common Stock, net of taxes.

(6)

Includes $3,000,074 grant date fair value of sign on RSUs granted to Mr. Loveman in October 2015. Also includes PSUs granted to Mr. Loveman in October 2015. The grant date fair value of the PSUs granted to Mr. Loveman in October 2015 assuming the highest level of performance conditions associated with these PSUs occurs is $2,400,059. The PSUs granted in October 2015 will vest, if at all, based on achievement of cumulative adjusted operating earnings per share and cumulative adjusted revenue targets set by the Compensation Committee at the time of the grant. The Compensation Committee will determine the Company’s achievement of this performance goal following December 31, 2017. Vesting of the PSUs granted in October 2015 will occur, if at all, on October 26, 2018 and is subject to continued employment of Mr. Loveman on October 26, 2018. Each vested PSU represents one share of Common Stock and will be paid in shares of Common Stock, net of taxes.

(7)

Grant date fair value of the SARs granted to these NEOs on March 2, 2015. These SARs have an exercise price of $100.50 (the closing price of the Common Stock on March 2, 2015) and will vest in three substantially equal annual installments beginning on March 2, 2016. The SAR values are calculated using a modified Black-Scholes Model for pricing options. Refer to page 127 of Aetna’s 2015 Annual Report, Financial Report to Shareholders for all relevant valuation assumptions used to determine the grant date fair value of these SARs.

(8)

Aggregate grant date fair value of the SARs granted to Mr. Guertin on March 2, 2015 and September 24, 2015. Refer to note 7 above for information about the March 2, 2015 SARs. The September 24, 2015 SARs have an exercise price of $116.44 (the closing price of the Common Stock on September 24, 2015) and will vest in three equal annual installments beginning on September 24, 2016. The September 24, 2015 SAR values are calculated using a modified Black-Scholes Model for pricing options. The assumptions used to determine the grant date fair value of the September 24, 2015 SARs were:

Expected term (in years):	7.11
Volatility:	34.6%
Risk-free interest rate:	1.83%
Dividend yield:	0.95%
Initial price:	$116.44

(9)

Grant date fair value of the SARs granted to Mr. Loveman on October 26, 2015. These SARs have an exercise price of $107.80 (the closing price of the Common Stock on October 26, 2015) and will vest in three substantially equal annual installments beginning on October 26, 2016. The SAR values are calculated using a modified Black-Scholes Model for pricing options. The assumptions used to determine the grant date fair value of these SARs were:

Expected term (in years):	7.11
Volatility:	37.4%
Risk-free interest rate:	1.78%
Dividend yield:	0.93%
Initial price:	$107.80

(10)

Amounts shown in this column represent cash bonus awards for the relevant calendar year under the ABP. For 2015, bonus pool funding under the ABP depended upon Aetna’s performance against certain measures discussed under “Annual Performance-based Bonuses” beginning on page 34. Mr. Bertolini’ s 2015 ABP award was paid 40% ($1,840,000) in cash and 60% ($2,760,000) in RSUs with a grant date of February 19, 2016, that vest over three years (one-third per year). These RSUs will be included in the 2016 Grants of Plan-Based Awards Table in Aetna’s 2017 Proxy Statement.

(11)

Amounts in this column only reflect pension values and do not include earnings on deferred compensation amounts because such earnings are neither above-market nor preferential. Refer to the 2015 Nonqualified Deferred Compensation table and “Deferred Compensation Narrative” beginning on page 48 for a discussion of deferred compensation. The following table presents the change in present value of accumulated benefits under the Pension Plan and Supplemental Pension Plan from December 31, 2014 through December 31, 2015. See “Pension Plan Narrative” on page 47 for a discussion of pension benefits and the economic assumptions behind the figures in this table.

Named Executive Officer	Pension Plan	Supplemental Pension Plan
Mr. Bertolini	$(979)	$2,073
Mr. Guertin**	0	0
Mr. Loveman**	0	0
Ms. Lynch**	0	0
Mr. Soistman**	0	0

**

Messrs. Guertin, Loveman and Soistman and Ms. Lynch are not eligible to participate in the Pension Plan because they joined the Company after the Pension Plan was frozen on December 31, 2010. Messrs. Guertin, Loveman and Soistman and Ms. Lynch are not eligible to participate in the Supplemental Pension Plan.

(12)	All Other Compensation consists of the following for 2015:

	Mr. Bertolini	Mr. Guertin	Mr. Loveman	Ms. Lynch	Mr. Soistman
Personal Use of Corporate Aircraft(a)	$215,876	$0	$16,776	$40,217	$3,938
Personal Use of Corporate Vehicles(b)	26,371	0	0	13,765	0
Professional Organization/Club Dues(c)	3,761	1,180	600	0	0
Financial Planning	10,000	10,000	5,866	0	0
Company Matching Contributions Under the 401(k) Plan(d)	15,900	15,900	0	15,900	15,900
TOTAL	$271,908	$27,080	$23,242	$69,882	$19,838
(a)

The calculation of incremental cost for personal use of Company aircraft includes only those variable costs incurred as a result of personal use, such as fuel and allocated maintenance costs, and excludes non-variable costs which the Company would have incurred regardless of whether there was any personal use of the aircraft.

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EXECUTIVE COMPENSATION

(b)	Represents the aggregate incremental cost to the Company of personal use of a Company driver and vehicle.

(c)	Represents annual membership dues to professional organizations and clubs.

(d)	Represents actual match received under the 401(k) Plan attributable to the 2015 plan year.

2015 Grants of Plan-Based Awards

The following table sets forth information concerning plan-based equity and non-equity awards granted by Aetna during 2015 to the Named Executive Officers.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards(9)				Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Stock Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)(13)
Name	Grant Date		Approval Date	Threshold ($)	Target ($)		Maximum ($)	Threshold (#)(12)	Target (#)	Maximum (#)
Mark T. Bertolini	3/2/2015	(1)	2/26/2015	—	—		—	8,583	34,329	68,658				3,450,065
	3/2/2015	(2)	2/26/2015	—	—		—	—	—	—		253,480	$100.50	8,144,312
	3/2/2015	(3)	2/26/2015	—	—		—	—	—	—	25,075			2,520,038
				0	1,200,000	(10)	3,000,000
Shawn M. Guertin	3/2/2015	(1)	2/26/2015	—	—		—	2,612	10,448	20,896				1,050,024
	3/2/2015	(2)	2/26/2015	—	—		—	—	—	—		77,146	$100.50	2,478,701
	9/24/2015	(4)	9/24/2015	—	—		—	387	1,546	3,092				180,016
	9/24/2015	(5)	9/24/2015	—	—		—	—	—	—		11,415	$116.44	466,759
				0	816,763	(11)	3,000,000
Gary W. Loveman, Ph.D.	10/26/2015	(6)	9/11/2015	—	—		—	2,783	11,132	22,264				1,200,030
	10/26/2015	(7)	9/11/2015	—	—		—	—	—	—		82,196	$107.80	3,324,828
	10/26/2015	(8)	9/11/2015	—	—		—	—	—	—	27,830			3,000,074
				0	220,000	(11)	3,000,000
Karen S. Lynch	3/2/2015	(1)	2/26/2015	—	—		—	3,732	14,926	29,852				1,500,063
	3/2/2015	(2)	2/26/2015	—	—		—	—	—	—		110,209	$100.50	3,541,015
				0	1,080,000		3,000,000
Francis S. Soistman, Jr.	3/2/2015	(1)	2/26/2015	—	—		—	2,239	8,956	17,912				900,078
	3/2/2015	(2)	2/26/2015	—	—		—	—	—	—		66,126	$100.50	2,124,628
				0	656,250	(11)	3,000,000

(1)

Represents PSUs granted under the Amended Aetna Inc. 2010 Stock Incentive Plan (the “2010 Stock Plan”) in the respective amounts listed. The Compensation Committee approved the grant of these PSUs at a meeting on February 26, 2015, with an effective grant date of March 2, 2015. The PSUs do not earn dividend equivalents and have no voting rights. See the discussion of long-term incentive equity awards in “Long-term incentive equity awards (SARs and PSUs)” on page 36 for a discussion of the vesting of these awards based on the Compensation Committee’s determination that the Company has attained the applicable performance metrics. Refer to footnote 3 on page 41 for a discussion of how the number of vested PSUs will be determined. Each vested PSU represents one share of Common Stock and will be paid in shares of Common Stock, net of taxes, as a result of a determination by the Compensation Committee.

(2)

Represents SARs granted under the 2010 Stock Plan in the respective amounts listed. The Compensation Committee approved the grant of these SARs at a meeting on February 26, 2015, with an effective grant date of March 2, 2015. These SARs vest in three substantially equal annual installments beginning on March 2, 2016 and will be settled in shares of Common Stock, net of taxes, when exercised. Each SAR represents a stock appreciation right with an exercise price of $100.50, the closing price of the Common Stock on the grant date.

(3)

Represents 60% of Mr. Bertolini’s 2014 ABP award which was awarded in RSUs awarded under the 2010 Stock Plan with a grant date of March 2, 2015 that vest in three substantially equal annual installments beginning on March 2, 2016.

(4)

Represents PSUs granted under the 2010 Stock Plan. The Compensation Committee approved the grant of these PSUs at a meeting on September 24, 2015, with an effective grant date of September 24, 2015. The PSUs do not earn dividend equivalents and have no voting rights. See the discussion of long-term incentive equity awards in “Long-term incentive equity awards (SARs and PSUs)” on page 36 for a discussion of the vesting of these awards based on the Compensation Committee’s determination that the Company has attained the applicable performance metrics. Refer to footnote 5 on page 42 for a discussion of how the number of vested PSUs will be determined. Each vested PSU represents one share of Common Stock and will be paid in shares of Common Stock, net of taxes, as a result of a determination by the Compensation Committee.

(5)

Represents SARs granted under the 2010 Stock Plan. The Compensation Committee approved the grant of these SARs at a meeting on September 24, 2015, with an effective grant date of September 24, 2015. These SARs vest in three equal annual installments beginning on September 24, 2016 and will be settled in shares of Common Stock, net of taxes, when exercised. Each SAR represents a stock appreciation right with an exercise price of $116.44, the closing price of the Common Stock on the grant date.

(6)

Represents PSUs granted under the 2010 Stock Plan. The Compensation Committee approved the grant of these PSUs at a meeting on September 11, 2015, with an effective grant date of October 26, 2015. The PSUs do not earn dividend equivalents and have no voting rights. See the discussion of long-term incentive equity awards in “Long-term incentive equity awards (SARs and PSUs)” on page 36 for a discussion of the vesting of these awards based on the Compensation Committee’s determination that the Company has attained the applicable performance metrics. Refer to footnote 6 on page 42 for a discussion of how the number of vested PSUs will be determined. Each vested PSU represents one share of Common Stock and will be paid in shares of Common Stock, net of taxes, as a result of a determination by the Compensation Committee.

(7)

Represents SARs granted under the 2010 Stock Plan. The Compensation Committee approved the grant of these SARs at a meeting on September 11, 2015, with an effective grant date of October 26, 2015. These SARs vest in three substantially equal annual installments beginning on October 26, 2016 and will be settled in shares of Common Stock, net of taxes, when exercised. Each SAR represents a stock appreciation right with an exercise price of $107.80, the closing price of the Common Stock on the grant date.

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EXECUTIVE COMPENSATION

(8)

Represents sign on RSUs granted under the 2010 Stock Plan. The Compensation Committee approved the grant of these RSUs at a meeting on September 11, 2015, with an effective grant date of October 26, 2015. These RSUs vest in three substantially equal annual installments beginning on October 26, 2016.

(9)	Represents the range of possible cash bonus amounts available for 2015 under the ABP. See “Annual Performance-based Bonuses” beginning on page 34 for a discussion of bonus metrics and payouts.

(10)

Mr. Bertolini’s 2015 annual bonus opportunity at target was set at 300% of his base salary. Mr. Bertolini’s 2015 ABP award was paid 40% ($1,840,000) in cash and 60% ($2,760,000) in RSUs with a grant date of February 19, 2016 that vest in three substantially equal annual installments beginning on February 19, 2017.

(11)

Mr. Guertin’s 2015 annual bonus opportunity at target represents a pro-rated bonus to reflect the date his target bonus opportunity was increased to 110%, March 9, 2015, and the dates his base salary was increased, April 6, 2015 and September 24, 2015. Mr. Loveman’s 2015 annual bonus opportunity at target represents a pro-rated bonus to reflect that Mr. Loveman joined Aetna in the fourth quarter of 2015. Mr. Soistman’s 2015 annual bonus opportunity at target represents a pro-rated bonus to reflect the date his salary was increased, April 6, 2015.

(12)	Results that do not meet the threshold performance level will result in zero vesting and forfeiture of the award.

(13)	Refer to pages 126-129 of Aetna’s 2015 Annual Report, Financial Report to Shareholders and notes 8 and 9 to the 2015 Summary Compensation Table for all relevant valuation assumptions.

Outstanding Equity Awards at 2015 Fiscal Year-End

The following table sets forth information concerning outstanding SARS, PSARs, RSUs, PSUs and MSUs as of December 31, 2015 held by the Named Executive Officers. The Company achieved the performance goal set at the time of the grant of the unvested MSUs granted in 2013; these MSUs are shown assuming that the average closing price of the Common Stock for the applicable measurement period is $108.12, the closing price of the Common Stock on December 31, 2015. Based on full year 2015 earnings which were available on February 1, 2016, the Compensation Committee determined that: the PSUs granted on August 5, 2013 met the performance goal set at the time of grant at below target performance (74.61% of the original number of units granted or “74.61% of target”) and the PSUs granted in 2014 met the performance goal set at the time of grant at maximum performance (200% of target). Vesting of the PSUs granted in 2014 is subject to the continued employment of the applicable NEO through the vesting date. Unearned PSUs granted in 2015 are shown at maximum performance (200% of target).

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercisable Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)		Market Value of Shares or Units of Stock That Have Not Vested ($)(8)	Number of Unearned Units of Shares or Units of Stock (#)(9)		Market Value of Unearned Units of Shares or Units of Stock($)(8)
Mark T. Bertolini	106,570				39.93	6/29/2016	404,994	(3)	43,787,951	68,658	(10)	7,423,303
	148,138				42.57	2/08/2017
	308,642				48.65	7/26/2017
	197,897				50.70	2/07/2018
	299,751				32.11	2/12/2019
	101,542	203,084			72.26	3/2/2024
			700,000	(1)	64.25	8/5/2023
		253,480			100.50	3/1/2025
Shawn M. Guertin	27,417	54,833			72.26	3/2/2024	65,052	(4)	7,033,422	23,988	(11)	2,593,583
		77,146			100.50	3/1/2025
		11,415			116.44	9/23/2025
Gary W. Loveman, Ph.D.							27,830	(5)	3,008,980	22,264	(12)	2,407,184
		82,196			107.80	10/25/2025
Karen S. Lynch	27,925	55,848			72.26	3/2/2024	63,336	(6)	6,847,888	29,852	(10)	3,227,598
		110,209			100.50	3/1/2025
Francis S. Soistman, Jr.	18,278	36,555			72.26	3/2/2024	61,656	(7)	6,666,247	17,912	(10)	1,936,645
		66,126			100.50	3/1/2025

(1)	Consists of 700,000 PSARs that may vest in one installment on August 5, 2016.

(2)

 Each vested RSU, MSU and PSU represents one share of Common Stock and (except for the PSUs granted on August 5, 2013) will be paid in shares of Common Stock, net of taxes. The payment on the PSUs granted on August 5, 2013 will be deferred to an unfunded deferred stock unit account that will not be paid to Mr. Bertolini until six months following his termination of employment with the Company.

44	AETNA INC. - 2016 Proxy Statement

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(3)

Consists of 9,208 RSUs that vest in one installment on February 1, 2016; 19,098 RSUs that vest in two equal annual installments beginning on March 3, 2016; 25,075 RSUs that vest in three substantially equal annual installments beginning on March 2, 2016; 129,314 MSUs granted on February 1, 2013, that will vest on February 1, 2016, based on the average closing price of the Common Stock for the final 30 trading day period ending on the vesting date; 100,000 PSUs granted on August 5, 2013 that will vest on January 5, 2016; and 41,517 PSUs granted on March 3, 2014 that will vest on March 3, 2017.

(4)

Consists of 28,421 MSUs granted on February 1, 2013, that will vest on February 1, 2016 based on the average closing price of the Common Stock for the final 30 trading day period ending on the vesting date; and 11,210 PSUs granted on March 3, 2014 that will vest on March 3, 2017.

(5)	Consists of 27,830 RSUs that vest in one installment on October 26, 2018.

(6)

Consists of 27,000 MSUs granted on February 1, 2013, that will vest on February 1, 2016 based on the average closing price of the Common Stock for the final 30 trading day period ending on the vesting date; and 11,418 PSUs granted on March 3, 2014 that will vest on March 3, 2017.

(7)

Consists of 18,251 RSUs granted on December 10, 2014 that will vest in two substantially equal annual installments beginning on December 10, 2016; 11,369 MSUs granted on February 1, 2013, that will vest on February 1, 2016 based on the average closing price of the Common Stock for the final 30 trading day period ending on the vesting date; 7,602 MSUs granted on August 12, 2013, that will vest on August 12, 2016 based on the average closing price of the Common Stock for the final 30 trading day period ending on the vesting date; and 7,474 PSUs granted on March 3, 2014 that will vest on March 3, 2017.

(8)

Market value calculated using the December 31, 2015 closing price of the Common Stock of $108.12. For purposes of calculating the market value of unvested MSUs and of unearned MSUs, the average closing price of the Common Stock for the final 30 trading days of the applicable vesting period also is assumed to be $108.12.

(9)

Refer to footnotes 3, 5 and 6 beginning on page 41 for a description of how the number of vested PSUs will be determined for PSUs granted in 2015. Each vested PSU represents one share of Common Stock and will be paid in shares of Common Stock, net of taxes.

(10)

Consists of PSUs granted on March 2, 2015 that may vest on March 2, 2018, based on achievement of three-year cumulative adjusted operating earnings per share and cumulative adjusted revenue targets set by the Compensation Committee at the time of the grant. The number of PSUs granted is as follows: Mr. Bertolini: 34,329; Ms. Lynch 14,926; and Mr. Soistman 8,956.

(11)

Consists of 10,448 PSUs granted on March 2, 2015 that may vest on March 2, 2018; and 1,546 PSUs granted on September 24, 2015 that may vest on September 24, 2018, in each case based on achievement of three-year cumulative adjusted operating earnings per share and cumulative adjusted revenue targets set by the Compensation Committee at the time of the grant.

(12)

Consists of 11,132 PSUs granted on October 26, 2015 that may vest on October 26, 2018 based on achievement of three-year cumulative adjusted operating earnings per share and cumulative adjusted revenue targets set by the Compensation Committee at the time of the grant.

2015 Option Exercises and Stock Vested

The following table sets forth information concerning the gross number of stock options and/or SARs exercised and RSUs, PSUs and MSUs vested during 2015 for the Named Executive Officers.

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized On Vesting(6) ($)
Mark T. Bertolini	97,474	(1)	5,801,165	205,036	(2)	18,980,706
Shawn M. Guertin	0		0	35,441	(3)	3,349,559
Gary W. Loveman, Ph.D.	0		0	0		0
Karen S. Lynch	0		0	56,068	(4)	5,980,805
Francis S. Soistman, Jr.	0		0	10,691	(5)	1,093,392

(1)	Consists of 97,474 shares acquired upon the exercise of SARs granted February 10, 2006.

(2)

Consists of 91,112 shares acquired upon the vesting of MSUs granted February 2, 2012; 72,840 shares acquired upon the vesting of PSUs granted February 1, 2013; 22,327 shares acquired upon the vesting of RSUs granted February 2, 2012; 9,208 shares acquired upon the vesting of RSUs granted February 1, 2013; and 9,549 shares acquired upon the vesting of RSUs granted March 3, 2014.

(3)

Consists of 11,229 shares acquired upon the vesting of MSUs granted February 2, 2012; 8,201 shares acquired upon the vesting of MSUs granted March 12, 2012; and 16,011 shares acquired upon the vesting of PSUs granted February 1, 2013.

(4)

Consists of 22,956 shares acquired upon the vesting of MSUs granted July 23, 2012; 15,210 shares acquired upon the vesting of PSUs granted February 1, 2013; and 17,902 shares acquired upon the vesting of RSUs granted July 23, 2012.

(5)	Consists of 6,406 shares acquired upon the vesting of PSUs granted February 1, 2013; and 4,285 shares acquired upon the vesting of PSUs granted August 12, 2013.

(6)

Calculated by multiplying the number of shares of Common Stock acquired on vesting by the closing price of the Common Stock on the vesting date or the first business day after the vesting date when the vesting date is not a business day.

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EXECUTIVE COMPENSATION

2015 Pension Benefits

The following table sets forth information concerning the present value of the Named Executive Officers’ respective accumulated benefits under the Pension Plan and Supplemental Pension Plan. The present value shown below was determined for each participant based on their accrued benefit as of December 31, 2015, and the discount rates that Aetna used for its 2015 year-end pension disclosures and assumes continued employment to age 65 for Mr. Bertolini. Pursuant to SEC rules, the valuations shown below do not take into account any assumed future pay increases. Messrs. Guertin, Loveman and Soistman and Ms. Lynch are not eligible to participate in the Pension Plan because they joined the Company after the Pension Plan was frozen on December 31, 2010. Messrs. Guertin, Loveman and Soistman and Ms. Lynch are not eligible to participate in the Supplemental Pension Plan. No NEO received any payment from the Pension Plan or the Supplemental Pension Plan during 2015.

Name	Plan Name(1)	Number of Years Credited Service	Present Value of Accumulated Benefit(2)
Mark T. Bertolini	Pension Plan	11.08	$142,794
	Supplemental Pension Plan	7.08	228,188
Shawn M. Guertin	Pension Plan	0	0
	Supplemental Pension Plan	0	0
Gary W. Loveman, Ph.D.	Pension Plan	0	0
	Supplemental Pension Plan	0	0
Karen S. Lynch	Pension Plan	0	0
	Supplemental Pension Plan	0	0
Francis S. Soistman, Jr.	Pension Plan	0	0
	Supplemental Pension Plan	0	0
(1)

As of January 1, 2007, the Supplemental Pension Plan is no longer used to accrue benefits that exceed the Code limits, but interest continues to accrue on the outstanding cash balance accruals. In addition, the Supplemental Pension Plan may continue to be used to credit benefits for special pension agreements. Refer to “Pension Plan Narrative” on page 47.

(2)

Refer to pages 118-125 of Aetna’s 2015 Annual Report, Financial Report to Shareholders for a discussion of the valuation methods used to calculate the amounts in this column. In calculating the present value of the accumulated benefit under the Pension Plan and the Supplemental Pension Plan, the following economic assumptions were used:

	Pension Plan	Supplemental Pension Plan
Discount Rate	4.51%	4.22%
Future Cash Balance Interest Rate	2.89%	2.89%
5-Year Average Cost of Living Adjustment	2.30%	2.30%

46	AETNA INC. - 2016 Proxy Statement

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Pension Plan Narrative

Prior to January 1, 2011, the Company provided the Pension Plan, a noncontributory, defined benefit pension plan, for most of its employees. In 1999, the Pension Plan was amended to convert the Pension Plan’s final average pay benefit formula to a cash balance design. Under this design, the pension benefit is expressed as a cash balance account. Each year through December 31, 2010, a participant’s cash balance account was credited with (i) a pension credit based on the participant’s age, years of service and eligible pay for that year, and (ii) an interest credit based on the participant’s account balance as of the beginning of the year and an interest rate that equals the average 30-year U.S. Treasury bond rate for October of the prior calendar year. For 2015, the interest rate was 3.04%. For purposes of the Pension Plan, eligible pay was generally base pay and certain other forms of cash compensation, including annual performance bonuses, but excluding long-term incentive compensation and proceeds from stock option and SAR exercises and other equity grants. The maximum eligible pay under the Pension Plan was set annually by the Internal Revenue Service.

Effective December 31, 2010, the Pension Plan was frozen. No further pension service credits will be earned after that date. However, participants’ cash balance accounts will continue to be credited with the interest credit. Under the Pension Plan, benefits are paid over the lifetime of the employee (or the joint lives of the employee and his or her beneficiary) except that the employee may elect to take up to 100% of his or her benefits in a lump sum payment following termination of employment.

The Code limits the maximum annual benefit that may be accrued under and paid from a tax-qualified plan such as the Pension Plan. As a result, Aetna established the Supplemental Pension Plan, an unfunded, non-tax qualified supplemental pension plan that provides benefits (included in the amounts listed in the 2015 Pension Benefits table on page 46), that exceed the Code limit. Supplemental Pension Plan benefits are paid out in five equal annual installments commencing six months following termination of employment. As of January 1, 2007, the Supplemental Pension Plan is no longer used to accrue benefits that exceed the Code limits, but interest continues to accrue on the outstanding cash balance accruals.

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EXECUTIVE COMPENSATION

2015 Nonqualified Deferred Compensation

The following table sets forth information concerning compensation deferrals during 2015 by the Named Executive Officers. No NEO received any withdrawal or distribution from a deferred compensation account during 2015.

Name	Executive Contributions in Last FY(1) ($)	Aggregate Earnings in Last FY(2) ($)	Aggregate Balance at Last FYE(3) ($)
Mark T. Bertolini	0	5,146	240,431
Shawn M. Guertin	0	0	0
Gary W. Loveman, Ph.D.	0	0	0
Karen S. Lynch	91,983	3,923	230,770
Francis S. Soistman, Jr.	33,764	1,013	64,971
(1)

The following table provides additional information about the contributions that the NEOs made to their nonqualified deferred compensation accounts during 2015. The contributions during 2015 came from the base salary and/or annual bonus that are reported for the NEO in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the 2015 Summary Compensation Table on page 41. All amounts contributed by a NEO and by the Company in prior years have been reported in the Summary Compensation Tables in Aetna’s previously filed proxy statements in the year earned to the extent such person was a named executive officer for purposes of the SEC’s executive compensation disclosure.

Name	2015 Cash Contributions into Supplemental 401(k) Plan ($)	Total 2015 Contributions ($)
Mark T. Bertolini	0	0
Shawn M. Guertin	0	0
Gary W. Loveman, Ph.D.	0	0
Karen S. Lynch	91,983	91,983
Francis S. Soistman, Jr.	33,764	33,764

(2)

The following table details the aggregate earnings on nonqualified deferred compensation accrued to each NEO during 2015. During 2015, no NEO had any balance in a deferred compensation stock unit account or interest account, and no NEO received any dividend equivalents on a deferred compensation account.

Name	Interest on Supplemental 401(k) Plan ($)	Total ($)
Mark T. Bertolini	5,146	5,146
Shawn M. Guertin	0	0
Gary W. Loveman, Ph.D.	0	0
Karen S. Lynch	3,923	3,923
Francis S. Soistman, Jr.	1,013	1,013

(3)	The aggregate nonqualified deferred compensation account balances of each NEO at December 31, 2015 consist only of the following:

Name	Supplemental 401(k) Plan Account ($)	Total ($)
Mark T. Bertolini	240,431	240,431
Shawn M. Guertin	0	0
Gary W. Loveman, Ph.D.	0	0
Karen S. Lynch	230,770	230,770
Francis S. Soistman, Jr.	64,971	64,971

48	AETNA INC. - 2016 Proxy Statement

EXECUTIVE COMPENSATION

Deferred Compensation Narrative

The “Salary” and “Non-Equity Incentive Plan Compensation” columns in the 2015 Summary Compensation Table include cash compensation that was deferred by the Named Executive Officers during 2015. The Company permits executives to defer up to 40% of eligible pay (which includes base salary and annual bonus) into the 401(k) Plan (subject to deferral limits established by the Code — in 2015, $17,500 ($23,000 for individuals age 50 and older)). The 401(k) Plan, which is available to all eligible employees of the Company, is a funded arrangement that provides nineteen investment options, as well as a self-directed brokerage option. Aetna matches 100% of the amount deferred by employees, including the NEOs, under the 401(k) Plan up to 6% of eligible pay. Under the 401(k) Plan, benefits are paid to the employee (including NEOs) after termination of employment on the date selected by the employee.

Aetna established the Supplemental 401(k) Plan to provide the deferral that would have been credited to the 401(k) Plan but for limits imposed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the Code. The Supplemental 401(k) Plan allows eligible employees, including the NEOs, to defer up to an additional 10% of base salary. Aetna does not match employees’ contributions to the Supplemental 401(k) Plan. The Supplemental 401(k) Plan is an unfunded plan that credits interest at a fixed rate pursuant to a formula equal to the rate of interest paid from time to time under the fixed interest rate fund option of the 401(k) Plan. The 401(k) Plan interest rate is set quarterly to better align the credited rates with the underlying fixed income investment earning rates achieved in the fund. In 2015, this fixed interest rate was 2.20% from January to March, 2.25% from April to June, 2.20% from July to September and 2.10% from October to December. In 2016, this fixed interest rate is 2.05% from January to March. Under the Supplemental 401(k) Plan, benefits are paid to the executive on the later of six months or January 1 following termination of employment.

The Company also permits executives to defer up to 100% of their annual bonus. The deferral arrangement for annual bonuses is also unfunded and permits investment in either an interest account or a stock unit account. The interest account credits interest at the same rate as the Supplemental 401(k) Plan. The stock unit account tracks the value of the Common Stock. The stock unit account earns dividend equivalents, paid in the manner of the individual’s selection. This arrangement pays out on a date selected by the executive at the time of deferral. The Compensation Committee may also require or permit other compensation to be deferred.

Potential Post-Employment Payments

Regardless of the manner in which a Named Executive Officer’s employment terminates, he or she is entitled to receive certain amounts earned during his or her term of employment, including the following: (a) deferred compensation amounts; (b) amounts accrued and vested through the 401(k) Plan and Supplemental 401(k) Plan; and (c) amounts accrued and vested through the Pension Plan and Supplemental Pension Plan. In addition, except as provided in the tables below, each NEO is eligible to receive vested equity awards upon a termination of employment for any reason (other than for cause). Equity awards (other than PSUs and MSUs) continue to vest for all employees during any period of severance or salary continuation. The actual amounts paid to any NEO can only be determined at the time of the executive’s separation from the Company. Section 409A of the Code may require the Company to delay the payment of certain payments for six months following termination of employment. Refer to the 2015 Nonqualified Deferred Compensation table and “Deferred Compensation Narrative” beginning on page 48 for a discussion of the deferred compensation plan, 401(k) Plan and Supplemental 401(k) Plan. Refer to the 2015 Pension Benefits table and “Pension Plan Narrative” beginning on page 46 for a discussion of the Pension Plan and Supplemental Pension Plan. Refer to the Outstanding Equity Awards at 2015 Fiscal Year-End table beginning on page 44 for a discussion of outstanding equity awards at December 31, 2015.

Unless otherwise indicated, each of the tables for the NEOs below assumes a termination of employment (or change in control and termination of employment without Cause and/or for Good Reason, as defined below, as applicable) as of December 31, 2015, and assumes a Common Stock price of $108.12 per share (the closing price of the Common Stock on December 31, 2015) and, for illustrative purposes, an immediate sale of equity awards upon termination of employment at $108.12 per share. Change in control severance benefits (base salary and bonus payments, if any) to each NEO are paid pursuant to a “double-trigger,” which means that to receive such benefits employment must terminate both: (1) as a result of a qualifying termination of employment, and (2) after a change in control as detailed in the agreements described below and under “Agreements with Named Executive Officers” beginning on page 55. Unless otherwise indicated, the amounts set forth in the

AETNA INC. - 2016 Proxy Statement	49

EXECUTIVE COMPENSATION

tables that follow under “PSUs” were calculated based upon the Compensation Committee’s determination that the Company achieved maximum performance of 200% of target for PSUs granted in 2014. For “Termination after Change-in-Control,” PSUs granted in 2014 are assumed to vest at actual performance. The PSUs granted in 2015 are assumed to vest at target performance both in the case of a change in control and in the case of certain qualified terminations (pro-rated for the number of months employed during the vesting period). The performance metric for these PSUs is Cumulative Adjusted Operating EPS and Cumulative Revenue from January 1, 2015 through December 31, 2017. If performance were calculated at December 31, 2015, these PSUs would perform below target. Actual performance of and payouts of these PSUs may change significantly by December 31, 2017. Refer to footnote 3 to the 2015 Summary Compensation Table for information on the grant date fair value of the PSUs granted in 2015 at maximum performance.

The NEOs’ equity award agreements define “Change in Control” as the occurrence of any of the following events:

(a) a person or group acquires 20% or more of the combined voting power of the Company’s then outstanding securities; (b) during any period of 24 consecutive months, the individuals who, at the beginning of such period, constitute the Board cease for any reason (other than death) to constitute a majority of the Board, unless any such new Director was elected, recommended or approved by at least two-thirds of the other Directors then in office; or (c) a transaction requiring shareholder approval for the acquisition of the Company by an entity other than the Company or a subsidiary of the Company through the purchase of assets, or by merger, or otherwise.

As of December 31, 2015, Mr. Bertolini was considered retirement eligible for purposes of equity vesting. Under her employment agreement, Ms. Lynch is considered retirement eligible for purposes of the vesting and exercise provisions of her equity awards upon certain terminations of her employment.

Mark T. Bertolini

The following table reflects additional payments that would be made to Mr. Bertolini upon termination of his employment on December 31, 2015, under various scenarios. Mr. Bertolini’s employment agreement defines “Cause” as the occurrence of one or more of the following: (a) a willful and continued failure to attempt in good faith to perform duties, which failure is not remedied within fifteen business days following written notice of such failure; (b) material gross negligence or willful malfeasance in performance of duties; (c) with respect to the Company, commission of an act constituting fraud, embezzlement or any other act constituting a felony; or (d) commission of any act constituting a felony which has or is likely to have a material adverse economic or reputational impact on the Company. Mr. Bertolini’s employment agreement defines “Good Reason” as the occurrence of one or more of the following without Mr. Bertolini’s consent : (a) a reduction by the Company of base salary or target cash bonus opportunity (except in the event of a ratable reduction prior to a change in control affecting all senior officers of the Company); (b) within 24 months following a change of control, a reduction in the level of the long-term incentive plan opportunity from that afforded him immediately prior to the change in control; (c) any failure of a successor of the Company to assume and agree to perform the Company’s entire obligations under the employment agreement; (d) reporting to any person other than the Company’s Board of Directors; (e) any action or inaction by the Company that constitutes a material breach of the employment agreement; (f) removal of Mr. Bertolini as President, Chief Executive Officer or Director; or (g) the appointment of any person to the position of executive Chairman. Mr. Bertolini’s employment agreement contains a change in control cutback policy which, under certain circumstances, would reduce the amount due to Mr. Bertolini following a change in control to an amount that maximizes the net after tax amount retained by him to the extent permitted under Section 409A of the Code.

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Payment Type	Retirement or Voluntary Termination by Mr. Bertolini		Termination by Aetna without Cause or by Mr. Bertolini for Good Reason		Termination after Change- in-Control		Termination by Aetna for Cause		Death or Disability
Base Salary	$ 0		$ 2,000,000	(1)	$ 2,000,000	(1)	$0		$0
Bonus	0		3,600,000	(1)	3,600,000	(1)	0		0
Long-term Incentive
PSARs	0	(2)	20,472,681	(7)	26,322,000	(12)	0	(14)	26,322,000	(15)
RSUs	2,281,873	(3)	5,545,691	(8)	5,771,554	(13)	0	(14)	5,771,554	(16)
MSUs	19,807,043	(4)	20,972,145	(9)	20,972,145	(13)	0	(14)	20,972,145	(17)
PSUs	6,165,002	(5)	20,446,681	(10)	23,501,288	(13)	0	(14)	23,501,288	(18)
SARs	4,285,140	(6)	9,214,110	(11)	9,214,110	(13)	0	(14)	9,214,110	(19)
TOTAL	$32,539,058		$82,251,308		$91,381,097		$0		$85,781,097
(1)

Represents 24 months of cash compensation (calculated as annual base salary and target cash bonus opportunity) plus a pro rata portion of Mr. Bertolini’s target cash bonus opportunity for the year in which termination of employment occurs. Amounts would be paid bi-weekly during the severance period.

(2)	PSAR grant awarded August 5, 2013 is subject to forfeiture upon retirement or voluntary termination.

(3)	Represents pro-rated vesting of RSU grants awarded February 1, 2013, March 3, 2014 and March 2, 2015.

(4)

Represents pro-rated vesting of MSU grant awarded February 1, 2013. Actual payment for MSUs granted February 1, 2013 would occur following February 1, 2016. Payment would occur in shares of Common Stock, net of taxes, based on the average closing price of the Common Stock for the final 30 trading day period ending on the February 1, 2016 vesting date, which is assumed to be $108.12.

(5)

Represents pro-rated vesting of PSU grants awarded March 3, 2014 and March 2, 2015. Actual payment would occur following March 3, 2017 and March 2, 2018, respectively, in shares of Common Stock, net of taxes. PSU grant awarded March 3, 2014 performed at 200% of target. PSU grant awarded August 5, 2013 is forfeited. PSU grant awarded March 2, 2015 is assumed to perform at target. Actual payout may differ from target.

(6)

Represents partial vesting of SAR grants awarded March 3, 2014 and March 2, 2015. These SARs have an exercise price of $72.26 and $100.50, respectively, the closing price of the Common Stock on the applicable grant date.

(7)

Represents continued pro-rated vesting of PSAR grant awarded August 5, 2013. Award is assumed to vest at target. Actual payment would occur following August 5, 2016 based on actual Company performance. These PSARs have an exercise price of $64.25, the closing price of the Common Stock on the grant date.

(8)	Represents full vesting of RSU grants awarded February 1, 2013 and March 3, 2014; and pro-rated vesting of RSU grant awarded March 2, 2015.

(9)

Represents full vesting of MSU grant awarded February 1, 2013. Actual payment for MSUs granted February 1, 2013 would occur following February 1, 2016. Payment would occur in shares of Common Stock, net of taxes, based on the average closing price of the Common Stock for the final 30 trading day period ending on the February 1, 2016 vesting date, which is assumed to be $108.12.

(10)

Represents full vesting of PSU grants awarded August 5, 2013 and March 3, 2014 and pro-rated vesting of PSU grant awarded March 2, 2015. Actual payment of the August 2013 PSU grant would occur following January 5, 2016 in stock units, net of taxes, into an unfunded deferred stock unit account which will not be paid to Mr. Bertolini until 6 months following his termination of employment with the Company. Actual payment of the March 2014 and March 2015 PSU grants would occur following March 3, 2017 and March 2, 2018, respectively, in shares of Common Stock, net of taxes. The PSU grant awarded August 5, 2013 performed at target. The PSU grant awarded March 3, 2014 performed at 200% of target. The PSU grant awarded March 2, 2015 is assumed to perform at target. Actual payouts for PSU grants may differ from target.

(11)

Represents full vesting of SAR grants awarded March 3, 2014 and March 2, 2015. These SARs have an exercise price of $72.26 and $100.50, respectively, the closing price of the Common Stock on the applicable grant date.

(12)

Represents continued vesting of PSAR grant awarded August 5, 2013. Award is assumed to vest at target. PSARs would vest at the greater of target or actual Company performance as of the date of the Change in Control (as defined in the PSAR award agreement). Actual payment would occur following August 5, 2016.

(13)

Represents full accelerated vesting of all outstanding unvested RSU, MSU, PSU, and SAR awards, except for PSU grant awarded August 5, 2013, which represents continued vesting and actual payment would occur on January 5, 2016. PSU grant awarded August 5, 2013 is assumed to vest at target. PSUs would vest at the greater of target or actual Company performance as of the date of the Change in Control (as defined in Mr. Bertolini’s equity award agreements). MSU value assumes the average closing price of the Common Stock for the final 30 trading days of the vesting period is $108.12.

(14)	Unvested PSARs, RSUs, MSUs, PSUs and SARs are subject to forfeiture if there is a termination by Aetna for Cause (as defined in Mr. Bertolini’s employment agreement).

(15)	Represents full accelerated vesting at target of PSAR grant awarded August 5, 2013.

(16)	Represents full accelerated vesting of RSU grants awarded February 1, 2013, March 3, 2014, and March 2, 2015.

(17)

Represents full vesting of MSU grant awarded February 1, 2013. Actual payment for MSUs granted February 1, 2013 would occur following February 1, 2016. Payment would occur in shares of Common Stock, net of taxes, based on the average closing price of the Common Stock for the final 30 trading day period ending on the February 1, 2016 vesting date, which is assumed to be $108.12.

(18)

Represents full vesting of PSU grants awarded March 3, 2014 and March 2, 2015. Actual payment would occur following March 3, 2017 and March 2, 2018, respectively, in shares of Common Stock, net of taxes. Represents full accelerated vesting of PSU grant awarded August 5, 2013; actual payment would occur following January 5, 2016 in stock units, net of taxes, into an unfunded deferred stock unit account which will not be paid to Mr. Bertolini or his estate until 6 months following his termination of employment with the Company. PSU grant awarded August 5, 2013 would vest at target. PSU grant awarded March 3, 2014 performed at 200% of target, and PSU grant awarded March 2, 2015 is assumed to perform at target. Actual payout may differ from target.

(19)	Represents full accelerated vesting of SAR grants awarded March 3, 2014 and March 2, 2015.

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EXECUTIVE COMPENSATION

Shawn M. Guertin

The following table reflects additional payments that would be made to Mr. Guertin upon termination of his employment on December 31, 2015, under various scenarios.

Payment Type	Retirement or Voluntary Termination by Mr. Guertin		Termination by Aetna without Cause		Termination after Change- in-Control		Termination by Aetna for Cause		Death or Disability
Base Salary	$0		$ 800,000	(2)	$ 800,000	(2)	$0		$0
Bonus	0		0		0		0		0
Long-term Incentive
MSUs	0	(1)	4,353,344	(3)	4,609,372	(6)	0	(1)	4,353,344	(3)
PSUs	0	(1)	1,710,458	(4)	3,720,842	(6)	0	(1)	1,710,458	(4)
SARs	0	(1)	1,179,094	(5)	2,554,164	(6)	0	(1)	2,554,164	(7)
TOTAL	$0		$8,042,896		$11,684,378		$0		$8,617,966
(1)	Unvested MSUs, PSUs and SARs are subject to forfeiture if Mr. Guertin retires or terminates voluntarily or if there is a termination by Aetna for cause.

(2)	Represents 52 weeks of base salary continuation. Amounts would be paid bi-weekly during the severance period.

(3)

Represents pro-rated vesting of MSU grant awarded February 1, 2013. Actual payment for MSUs granted February 1, 2013 would occur following February 1, 2016. Payment would occur in shares of Common Stock, net of taxes, based on the average closing price of the Common Stock for the final 30 trading day period ending on the February 1, 2016 vesting date, which is assumed to be $108.12.

(4)

Represents pro-rated vesting of PSU grants awarded March 3, 2014, March 2, 2015 and September 24, 2015. Actual payment would occur following March 3, 2017, March 2, 2018 and September 24, 2018, respectively, in shares of Common Stock, net of taxes. PSU grant awarded March 3, 2014 performed at 200% of target. PSU grants awarded March 2, 2015 and September 24, 2015 are assumed to perform at target. Actual payout may differ from target.

(5)

Represents partial vesting of SAR grants awarded March 3, 2014, March 2, 2015 and September 24, 2015. These SARs have an exercise price of $72.26, $100.50 and $116.44, respectively, the closing price of the Common Stock on the applicable grant date.

(6)

Represents full accelerated vesting of all outstanding unvested equity awards. PSUs would vest at the greater of target or actual Company performance as of the date of the Change in Control (as defined in Mr. Guertin’s equity award agreements). MSU value assumes the average closing price of the Common Stock for the final 30 trading days of the vesting period is $108.12.

(7)	Represents full accelerated vesting of SAR grants awarded March 3, 2014, March 2, 2015 and September 24, 2015.

52	AETNA INC. - 2016 Proxy Statement

EXECUTIVE COMPENSATION

Gary W. Loveman, Ph.D.

The following table reflects additional payments that would be made to Mr. Loveman upon termination of his employment on December 31, 2015, under various scenarios. Mr. Loveman’s letter agreement defines “Cause” as the occurrence of one or more of the following: (a) willful failure to perform substantially his duties after reasonable notice from the Company; (b) engagement in serious misconduct that is injurious to the Company, any subsidiary or any affiliate; (c) conviction of, or entrance of a plea of nolo contendre to, a crime that constitutes a felony; (d) breach of any written covenant or agreement not to compete with the Company, any subsidiary or any affiliate; or (e) breach of Mr. Loveman’s duty of loyalty to the Company, which includes without limitation (i) any disclosure of confidential information pertaining to the Company, any subsidiary or any affiliate, (ii) harmful interference in the business or operations of the Company, any subsidiary or any affiliate, (iii) any attempt directly or indirectly to induce any employee, insurance agent, insurance broker or broker-dealer of the Company, any subsidiary or any affiliate to be employed or perform services elsewhere, (iv) any attempt, directly or indirectly, to solicit the trade of any customer or supplier, or prospective customer or supplier, of the Company to do business other than with the Company or (v) any breach or violation of the Company’s Code of Conduct.

Payment Type	Retirement or Voluntary Termination by Mr. Loveman		Termination by Mr. Loveman for Good Reason		Termination by Aetna without Cause		Termination after Change- in-Control		Termination by Aetna for Cause		Death or Disability
Base Salary	$0		$800,000	(2)	$ 800,000	(2)	$ 800,000	(2)	$0		$0
Bonus	0		0		0		0		0		0
Long-term Incentive
RSUs	0	(1)	0	(1)	1,170,183	(3)	3,008,980	(6)	0	(1)	3,008,980	(7)
PSUs	0	(1)	0	(1)	66,926	(4)	1,203,592	(6)	0	(1)	66,926	(4)
SARs	0	(1)	0	(1)	8,768	(5)	26,303	(6)	0	(1)	26,303	(8)
TOTAL	$0		$800,000		$2,045,877		$5,038,875		$0		$3,102,209
(1)

Unvested RSUs, PSUs and SARs are subject to forfeiture if Mr. Loveman retires, terminates voluntarily or terminates for Good Reason or if there is a termination by Aetna for cause. “Good Reason” means being required to report to an officer other than the chief executive officer.

(2)	Represents 52 weeks of base salary continuation. Amounts would be paid bi-weekly during the severance period.

(3)	Represents pro-rated vesting of RSU grant awarded October 26, 2015.

(4)

Represents pro-rated vesting of PSU grant awarded October 26, 2015. Actual payment would occur following October 26, 2018 in shares of Common Stock, net of taxes. PSU grant is assumed to perform at target. Actual payout may differ from target.

(5)	Represents partial vesting of SAR grant awarded October 26, 2015. These SARs have an exercise price of $107.80, the closing price of the Common Stock on the grant date.

(6)

Represents full accelerated vesting of all outstanding unvested equity awards. PSUs would vest at the greater of target or actual Company performance as of the date of the Change in Control (as defined in Mr. Loveman’s equity award agreements).

(7)	Represents full accelerated vesting upon death or continued vesting upon disability of RSU grant awarded October 26, 2015.

(8)	Represents full accelerated vesting of SAR grant awarded October 26, 2015.

AETNA INC. - 2016 Proxy Statement	53

EXECUTIVE COMPENSATION

Karen S. Lynch

The following table reflects additional payments that would be made to Ms. Lynch upon termination of her employment on December 31, 2015, under various scenarios. Ms. Lynch’s employment agreement defines “Cause” as the occurrence of one or more of the following: (a) a willful and continued failure to attempt in good faith to perform duties which failure is not remedied within fifteen business days following written notice of such failure; (b) material gross negligence or willful malfeasance in performance of duties; (c) with respect to the Company, commission of an act constituting fraud, embezzlement or any other act constituting a felony; or (d) commission of any act constituting a felony which has or is likely to have a material adverse economic or reputational impact on the Company.

Ms. Lynch’s employment agreement defines “Good Reason” as the occurrence of one or more of the following without Ms. Lynch’s consent: (a) a reduction by the Company of base salary or target cash bonus opportunity (except in the event of a ratable reduction affecting all senior officers of the Company); (b) any failure of a successor of the Company to assume and agree to perform the Company’s entire obligations under the employment agreement; and (c) reporting to any person other than the Company’s chief executive officer; (d) removal of Ms. Lynch as President; or (e) any action or inaction by the Company that constitutes a material breach of the employment agreement.

Payment Type	Retirement or Voluntary Termination by Ms. Lynch		Termination by Aetna without Cause or by Ms. Lynch for Good Reason		Termination after Change- in-Control		Termination by Aetna for Cause		Death or Disability
Base Salary	$0		$ 1,800,000	(2)	$ 1,800,000	(2)	$0		$0
Bonus	0		3,240,000	(2)	3,240,000	(2)	0		0
Long-term Incentive
MSUs	0	(1)	4,135,590	(3)	4,378,860	(6)	0	(1)	4,135,590	(3)
PSUs	0	(1)	1,843,770	(4)	4,082,827	(6)	0	(1)	1,843,770	(4)
SARs	0	(1)	2,842,502	(5)	2,842,502	(6)	0	(1)	2,842,502	(7)
TOTAL	$0		$13,861,862		$16,344,189		$0		$8,821,862
(1)	Unvested MSUs, PSUs and SARs are subject to forfeiture if Ms. Lynch retires or terminates voluntarily (other than for Good Reason) or if there is a termination by Aetna for cause.

(2)

Represents 24 months of cash compensation (calculated as annual base salary and target cash bonus opportunity) plus a pro rata portion of Ms. Lynch’s target cash bonus opportunity for the year in which termination of employment occurs. Amounts would be paid bi-weekly during the severance period.

(3)

Represents pro-rated vesting of MSU grant awarded February 1, 2013. Actual payment for MSUs granted February 1, 2013 would occur following February 1, 2016. Payment would occur in shares of Common Stock, net of taxes, based on the average closing price of the Common Stock for the final 30 trading day period ending on the February 1, 2016 vesting date, which is assumed to be $108.12.

(4)

Represents pro-rated vesting of PSU grants awarded March 3, 2014 and March 2, 2015. Actual payment would occur following March 3, 2017 and March 2, 2018, respectively, in shares of Common Stock, net of taxes. PSU grant awarded March 3, 2014 performed at 200% of target. PSU grant awarded March 2, 2015 is assumed to perform at target. Actual payout may differ from target.

(5)

Represents full vesting of SAR grants awarded March 3, 2014 and March 2, 2015. These SARs have an exercise price of $72.26 and $100.50, respectively, the closing price of the Common Stock on the applicable grant date.

(6)

Represents full accelerated vesting of all outstanding unvested equity awards. PSUs would vest at the greater of target or actual Company performance as of the date of the Change in Control (as defined in Ms. Lynch’s equity award agreements). MSU value assumes the average closing price of the Common Stock for the final 30 trading days of the applicable vesting period is $108.12.

(7)	Represents full accelerated vesting of SAR grants awarded March 3, 2014 and March 2, 2015.

54	AETNA INC. - 2016 Proxy Statement

EXECUTIVE COMPENSATION

Francis S. Soistman, Jr.

The following table reflects additional payments that would be made to Mr. Soistman upon termination of his employment on December 31, 2015, under various scenarios.

Payment Type	Retirement or Voluntary Termination by Mr. Soistman		Termination by Aetna without Cause		Termination after Change- in-Control		Termination by Aetna for Cause		Death or Disability
Base Salary	$0		$ 337,500	(2)	$ 337,500	(2)	$0		$ 0
Bonus	0		0		0		0		0
Long-term Incentive
RSUs	0	(1)	986,703	(3)	1,973,298	(7)	0	(1)	1,973,298	(8)
MSUs	0	(1)	2,700,405	(4)	3,076,771	(7)	0	(1)	2,700,405	(4)
PSUs	0	(1)	1,184,887	(5)	2,584,500	(7)	0	(1)	1,184,887	(5)
SARs	0	(1)	823,373	(6)	1,814,742	(7)	0	(1)	1,814,742	(9)
TOTAL	$0		$6,032,868		$9,786,811		$0		$7,673,332
(1)	Unvested RSUs, MSUs, PSUs and SARs are subject to forfeiture if Mr. Soistman retires or terminates voluntarily or if there is a termination by Aetna for cause.

(2)	Represents 26 weeks of base salary continuation. Amounts would be paid bi-weekly during the severance period.

(3)	Represents pro-rated vesting of RSU grant awarded December 10, 2014.

(4)

Represents pro-rated vesting of MSU grants awarded February 1, 2013 and August 12, 2013. Actual payment for MSUs granted February 1, 2013 would occur following February 1, 2016. Actual payment for MSUs granted August 12, 2013 would occur following August 12, 2016. Payment would occur in shares of Common Stock, net of taxes, based on the average closing price of the Common Stock for the respective final 30 trading day periods ending on the February 1, 2016 and August 12, 2016 vesting dates, each of which is assumed to be $108.12.

(5)

Represents pro-rated vesting of PSU grants awarded March 3, 2014 and March 2, 2015. Actual payment would occur following March 3, 2017 and March 2, 2018, respectively, in shares of Common Stock, net of taxes. PSU grant awarded March 3, 2014 performed at 200% of target. PSU grant awarded March 2, 2015 is assumed to perform at target. Actual payout may differ from target.

(6)

Represents partial vesting of SAR grants awarded March 3, 2014 and March 2, 2015. These SARs have an exercise price of $72.26 and $100.50, respectively, the closing price of the Common Stock on the applicable grant date.

(7)

Represents full accelerated vesting of all outstanding unvested equity awards. PSUs would vest at the greater of target or actual Company performance as of the date of the Change in Control (as defined in Mr. Soistman’s equity award agreements). MSU value assumes the average closing price of the Common Stock for the final 30 trading days of each of the applicable vesting periods is $108.12.

(8)	Represents full accelerated vesting upon death or continued vesting upon disability of RSU grant awarded December 10, 2014.

(9)	Represents full accelerated vesting of SAR grants awarded March 3, 2014 and March 2, 2015.

Agreements with Named Executive Officers

Aetna and Mr. Bertolini amended his amended and restated employment agreement effective August 4, 2013. The amendment extended the remaining term of the agreement to December 31, 2016, with automatic one-year extensions. Under his agreement, Mr. Bertolini is entitled to an annual salary of $1 million, and a full year target bonus opportunity of at least 300% of his base salary. Not greater than 40% of his bonus opportunity is payable in cash, and the noncash amount is payable through equity-based compensation vehicles. If Aetna terminates Mr. Bertolini’s employment other than for “Cause” (as defined in the agreement), death or disability, or Mr. Bertolini terminates his employment for “Good Reason” (as defined in the agreement), he will be entitled to 24 months of cash compensation (calculated as annual base salary and target cash bonus opportunity) plus a pro rata portion of his target cash bonus opportunity for the year of termination. Under certain circumstances the amounts payable to Mr. Bertolini following a change in control will be reduced to an amount that maximizes the net after tax amount retained by him to the extent permitted under Section 409A of the Code. Under the non-competition agreement entered into in July 2007 between Aetna and Mr. Bertolini, Mr. Bertolini agreed not to compete against the Company for a period of one year following termination of his employment. The applicable table above under “Potential Post-Employment Payments” reflects the provisions of Mr. Bertolini’s agreements with the Company.

Under his letter agreement with the Company, Mr. Guertin was hired with an annual base salary of $500,000 and a full year target bonus opportunity of 80% of his base salary. Mr. Guertin’s base salary was increased to $700,000 and his full year target bonus opportunity was increased to 100% of his base salary upon his promotion to Chief Financial Officer in 2013. Effective March 9, 2015, Mr. Guertin’s full year target bonus opportunity was increased to 110% of his base salary (pro-rated for performance year 2015), and effective April 6, 2015 and September 24, 2015, Mr. Guertin’s base salary was increased to $750,000 and $800,000, respectively. If Mr. Guertin’s employment is involuntarily terminated under

AETNA INC. - 2016 Proxy Statement	55

EXECUTIVE COMPENSATION

circumstances that would call for severance pay benefits and/or salary continuation benefits under the Company’s severance and salary continuation plan then in effect, Mr. Guertin will receive payment for 52 weeks of salary continuation in lieu of amounts payable under such severance and salary continuation benefits plan. Under his agreements with Aetna, Mr. Guertin has agreed not to compete against the Company for a period of one year following termination of his employment. The applicable table above under “Potential Post-Employment Payments” reflects the provisions of Mr. Guertin’s agreements with the Company.

Under his letter agreement with the Company, Mr. Loveman was hired with an annual base salary of $800,000 and a full year target bonus opportunity of 110% of his base salary (pro-rated for 2015). Mr. Loveman’s salary will not be reduced without his consent other than in connection with a ratable reduction affecting all senior officers of the Company. The agreement also provides for (a) a sign on award of RSUs with a target grant value of $3 million that will vest on the third anniversary of the grant date; and (b) a 2015 annual long-term incentive award with a target grant value of $4 million, comprised of $2.8 million in SARs and $1.2 million in PSUs. In addition, management has agreed to recommend to the Compensation Committee that future PSU grants to Mr. Loveman have associated performance measures that will be specific to the businesses under his direction and have a maximum unit multiplier of 300% or higher. If Mr. Loveman’s employment is involuntarily terminated other than for “Cause” (as defined in Mr. Loveman’s agreement) or Mr. Loveman resigns because he is required to report to an officer other than the Company’s chief executive officer, Mr. Loveman will receive payment for 52 weeks of salary in lieu of amounts payable under any Company severance and salary continuation benefits plan upon delivery of a release of employment-related claims against Aetna. The agreement also permits Mr. Loveman to remain the non-executive Chairman of Caesars Entertainment Corporation until his anticipated departure from that role in May 2016. Under his agreements with Aetna, Mr. Loveman has agreed not to compete against the Company for a period of one year following termination of his employment. The applicable table above under “Potential Post-Employment Payments” reflects the provisions of Mr. Loveman’s agreements with the Company.

On December 10, 2014, Aetna and Ms. Lynch entered into an employment agreement following her appointment as President of Aetna effective January 1, 2015. Under the agreement, commencing January 1, 2015, Ms. Lynch’s base salary is $900,000, and her annual bonus opportunity at target performance is at least 120% of her base salary. The agreement provides for a 2015 long-term incentive award opportunity of $5 million. If Ms. Lynch’s employment is involuntarily terminated by Aetna other than for “Cause” (as defined in the agreement), or if Ms. Lynch terminates her employment for Good Reason (as defined in the agreement) (each a “Qualifying Event”), she will receive, in addition to previously earned compensation: (a) cash compensation in periodic payments over twenty-four (24) months of two times the sum of her highest base salary in effect during the six months prior to termination of her employment and her annual bonus opportunity for the year of termination of employment (which is defined in the agreement as at least 120% of base salary then in effect) and (b) a pro rata annual bonus at target performance for the year of termination of employment (subject in certain circumstances to meeting applicable performance requirements). In addition, Ms. Lynch will be treated as retirement eligible for purposes of the vesting and exercise terms of all her outstanding equity awards. These payments are conditioned upon Ms. Lynch delivering a release of employment-related claims to Aetna. The initial employment term under the agreement was through December 31, 2015. The employment term automatically renewed on December 31, 2015 and will automatically renew on December 31 of each subsequent year, unless Aetna or Ms. Lynch provides notice of its or her intention not to extend the employment term. If Ms. Lynch terminates her employment at the end of the employment term upon Aetna’s notice of non-renewal, she will receive the benefits described above for a termination of employment due to a Qualifying Event. Either Aetna or Ms. Lynch can terminate the agreement at any time. Under her agreements with Aetna, Ms. Lynch has agreed not to compete against the Company for a period of one year following termination of her employment. The applicable table above under “Potential Post-Employment Payments” reflects the provisions of Ms. Lynch’s agreements with the Company.

Under his letter agreement with the Company, Mr. Soistman was hired with an annual base salary of $500,000 and a full year target bonus opportunity of 80% of his base salary. Mr. Soistman’s base salary was increased to $600,000, and his full year target bonus opportunity was increased to 100% of his base salary upon his promotion to Executive Vice President, Government Services. Mr. Soistman’s base salary was increased to $675,000 effective April 6, 2015. Under his agreements with Aetna, Mr. Soistman has agreed not to compete against the Company for a period of one year following termination of his employment. The applicable table above under “Potential Post-Employment Payments” reflects the provisions of Mr. Soistman’s agreements with the Company.

56	AETNA INC. - 2016 Proxy Statement

EXECUTIVE COMPENSATION

Job Elimination Benefits Plan

Aetna administers a Job Elimination Benefits Plan under which eligible employees, including Aetna’s executive officers, terminated by Aetna due to re-engineering, reorganization or staff reduction efforts may receive a maximum of 52 weeks of continuing salary depending on years of service and pay level. Under certain circumstances, determined on a case-by-case basis, additional severance pay benefits may be granted for the purpose of inducing employment of senior officers or rewarding past service. The tables above under “Potential Post-Employment Payments” reflect any benefits payable under the Job Elimination Benefits Plan to the extent NEOs are not entitled to severance under individual agreements. Certain health and other employee benefits continue for part of the severance period.

The Board has approved provisions for certain benefits of eligible Company employees upon a change in control of

Aetna (as defined). The provisions provide that the Job Elimination Benefits Plan shall provide an enhanced benefit and shall become noncancelable for a period of two years following a change in control. Upon a change in control, stock options and other equity-based awards granted prior to January 1, 2010 and PSUs and MSUs granted on or after January 1, 2010 that have not yet vested will become vested and immediately exercisable, PSARs granted after January 1, 2013 that have not yet vested will continue to vest in accordance with the original terms of the grant, and bonuses payable under the Annual Incentive Plan will become payable based on the target award for participants. Upon a change in control, stock options, SARs and RSUs granted on or after January 1, 2010 vest upon a termination of employment by the Company other than for cause within 24 months after the change in control. Provision also has been made to maintain the aggregate value of specified benefits for one year following a change in control.

Equity Compensation Plans

The following table gives information about Common Stock that may be issued upon the exercise of SARs, PSARs, MSUs, PSUs, RSUs, warrants and rights and any other outstanding awards under all of our equity compensation plans as of December 31, 2015. In 2015, our most senior executives’ annual equity-based incentive compensation value was granted 70% in SARs and 30% in PSUs; and all other executives’ equity-based incentive compensation value was granted 30% in PSUs, 35% in SARs and 35% in RSUs. PSUs and MSUs are delivered in shares of Common Stock, net of taxes, after final performance is reviewed and approved and the awards have vested. SARs and PSARs are settled in shares of Common Stock, net of taxes, when exercised. RSUs are settled in shares of Common Stock, net of taxes, when the awards vest.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(3) (a)	Weighted-average exercise price of outstanding options, warrants and rights(4) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)(5) (c)
Equity compensation plans approved by security holders(1)	13,057,799	$64.11	17,929,980
Equity compensation plans not approved by security holders(2)	360,136	N/A	0
TOTAL	13,417,935	N/A	17,929,980
(1)

Consists of the Aetna Inc. 2000 Stock Incentive Plan (the “2000 Stock Plan”), the 2010 Stock Plan, the Aetna Inc. 2010 Non-Employee Director Compensation Plan (the “2010 Director Plan”) and the 2011 Employee Stock Purchase Plan (the “Existing ESPP”).

(2)	Consists of the Aetna Inc. 2000 Non-Employee Director Compensation Plan. No shares of Common Stock are available for future awards under this Plan.

(3)

Consists of all outstanding awards under the applicable plans, including SARs, PSARs, RSUs, PSUs, MSUs and other stock-based awards. Amount shown assumes maximum performance for all outstanding awards.

(4)	Amounts in this column do not take into account outstanding deferred stock units, MSUs, PSUs or RSUs.

(5)

Consists of 13,394,197 shares of Common Stock available for future issuance under the 2010 Stock Plan; 222,383 shares of Common Stock available for future issuance under the 2010 Director Plan; and 4,313,400 shares of Common Stock available for future issuance under the Existing ESPP. Shares available under the 2010 Stock Plan and the 2010 Director Plan may become the subject of future awards in the form of stock options, SARs, PSARs, restricted stock, RSUs, PSUs, MSUs and other stock-based awards. Only shares of Common Stock are issuable under the Existing ESPP. As of December 31, 2015, employees had committed an aggregate of approximately $17.3 million to purchase Common Stock under the Existing ESPP. This purchase will occur on June 3, 2016, at a purchase price equal to 95% of the fair market value of the Common Stock on the purchase date.

AETNA INC. - 2016 Proxy Statement	57

EXECUTIVE COMPENSATION

2000 Non-Employee Director Compensation Plan

The Aetna Inc. 2000 Non-Employee Director Plan (the “Prior Director Plan”) was replaced by the 2010 Director Plan. The Prior Director Plan was not submitted to shareholders for approval and permitted Aetna’s eligible Directors to receive shares of Common Stock, deferred stock units, RSUs and other stock-based awards in recognition of their contributions. The Prior Director Plan expired on April 30,

2010. No shares of Common Stock remain available for future awards under the Prior Director Plan. At December 31, 2015, the maximum number of shares of Common Stock that may be issued under the awards outstanding under the Prior Director Plan was 360,136 shares, subject to adjustment for corporate transactions, and no shares remained available for future awards.

58	AETNA INC. - 2016 Proxy Statement

COMPENSATION COMMITTEE REPORT

The Board has determined in its business judgment that all members of the Compensation Committee meet the independence requirements set forth in the NYSE listing standards and in Aetna’s Director Independence Standards.

The Committee operates pursuant to a Charter that was last reviewed and amended by the Board in December 2015. The Compensation Committee Charter can be found at www.aetna.com/about-us/corporate-governance/committees-of-the-board.html.

The Compensation Committee has reviewed and discussed the Company’s Compensation Discussion and Analysis included in this Proxy Statement with management. Based on this review and discussion, the Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Committee on Compensation and Talent Management

Roger N. Farah, Chair

Frank M. Clark

Barbara Hackman Franklin

Jeffrey E. Garten

Edward J. Ludwig

REPORT OF THE AUDIT COMMITTEE

The Board has determined in its business judgment that all members of the Audit Committee meet the independence, financial literacy and expertise requirements for audit committee members set forth in the NYSE listing standards. Additionally, the Board has determined in its business judgment that Messrs. Aguirre, Harrington and Newhouse and Mrs. Hancock, based on his or her background and experience (including that described in this Proxy Statement), has the requisite attributes of an “audit committee financial expert” as defined by the SEC.

The Committee assists the Board in its oversight of (1) the integrity of the financial statements of the Company, (2) the qualifications and independence of the Company’s independent registered public accounting firm (the “Independent Accountants”), (3) the performance of the Company’s internal audit function and the Independent Accountants, and (4) the compliance by the Company with legal and regulatory requirements. The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Independent Accountants and any other accounting firm engaged to perform audit, review or attest services (including the resolution of any disagreements between management and any auditor regarding financial reporting). The Independent Accountants and any other such accounting firm report directly to the Committee.

The Committee operates pursuant to a Charter that was last amended and restated by the Board in December 2015. The Audit Committee Charter can be found at www.aetna.com/about-us/corporate-governance/committees-of-the-board.html.

As set forth in the Audit Committee Charter, Aetna’s management is responsible for the preparation, presentation and integrity of Aetna’s financial statements and management’s annual assessment of Aetna’s internal control over financial reporting. Aetna’s management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Independent Accountants are responsible for planning and carrying out proper annual audits and quarterly reviews of Aetna’s financial statements. In conjunction with the Company’s annual report, the Independent Accountants express an opinion as to the conformity of the Company’s financial statements with U.S. generally accepted accounting principles and the effectiveness of the Company’s internal control over financial reporting. The Independent Accountants also provide review reports regarding the Company’s quarterly financial statements.

In the performance of its oversight function, the Committee has reviewed and discussed the Company’s audited financial statements for 2015 with management and the Independent Accountants. The Committee has also discussed with the Independent Accountants the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board (United States) and Rule 3200T and/or Auditing Standard No. 16, Communications with Audit Committees, as adopted by the

AETNA INC. - 2016 Proxy Statement	59

II. APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Public Company Accounting Oversight Board (United States). The Committee has also received the written disclosures and the letter from the Independent Accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the Independent Accountants’ communications with the Committee concerning independence, and has discussed with the Independent Accountants their independence.

Members of the Committee are not employees of Aetna and, as such, it is not the duty or responsibility of the Committee or its members to conduct auditing or accounting reviews or procedures. In performing their oversight responsibility, members of the Committee rely on information, opinions, reports and statements, including financial statements and other financial data, prepared or presented by officers or employees of Aetna, legal counsel, the Independent Accountants or other persons with professional or expert competence. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the

Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements by the Independent Accountants has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), that the Company’s financial statements are presented in accordance with U.S. generally accepted accounting principles, that the Company’s internal control over financial reporting is effective or that the Independent Accountants are in fact “independent.”

Based upon the reports, review and discussions described in this Report, and subject to the limitations on the role and responsibilities of the Committee, certain of which are referred to above and in its Charter, the Committee recommended to the Board that the audited financial statements be included in Aetna’s Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC.

The Audit Committee

Richard J. Harrington, Chair

Fernando Aguirre

Ellen M. Hancock

Joseph P. Newhouse

Olympia J. Snowe

II.	APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed KPMG LLP to audit the Company’s consolidated financial statements for 2015. The Audit Committee and the Board believe that the retention of KPMG LLP as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders. The Audit Committee and the Board recommend that shareholders approve KPMG LLP as the Company’s independent registered public accounting firm (the “Independent Accountants”) for 2016. Representatives of the firm are expected to be available at the Annual Meeting to make a statement if the firm desires and to respond to appropriate questions.

Nonaudit Services and Other Relationships Between the Company and the Independent Registered Public Accounting Firm

The Company’s practice is not to have the Independent Accountants provide financial information systems design and implementation consulting services. Instead, these services are provided by other accounting or consulting firms. Other types of permissible consulting services have been provided by the Independent Accountants or other accounting and consulting firms from time to time. All new services provided by the Independent Accountants must be approved in advance by the Audit Committee regardless of the size of the engagement. The Chair of the Audit Committee may approve any proposed engagements that arise between Committee meetings, provided that any such decision is presented to the full Committee at its next scheduled meeting.

In addition, management may not hire as an employee a person who within the last three years was an employee of the Independent Accountants and participated in the audit engagement of the Company’s financial statements if the hiring is prohibited by SEC rules or if the Audit Committee determines that the hiring of such person would impair the independence of the Independent Accountants.

The independence of the Independent Accountants is considered annually by the Audit Committee and Board. In order to assure continuing auditor independence, the Audit

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III. APPROVAL OF AETNA INC. 2016 EMPLOYEE STOCK PURCHASE PLAN

Committee periodically considers whether to rotate the independent registered public accounting firm. In conjunction with the mandated rotation of the Independent Accountants’ lead engagement partner, the Audit Committee is directly involved in the selection of the Independent Accountants’ new lead engagement partner.

Fees Incurred for 2015 and 2014 Services Performed by the Independent Registered Public Accounting Firm

The Audit Committee oversees the fee negotiations for all services rendered to the Company by the Independent

Accountants. The table below provides details of the fees paid to KPMG LLP by the Company for services rendered in 2015 and 2014. All such services were approved in advance by the Audit Committee or the Chair of the Audit Committee. As shown in the table below, audit and audit-related fees totaled approximately 97% and 98% of the aggregate fees paid to KPMG LLP for 2015 and 2014, respectively; and the remaining fees were for tax and other services in 2015 and tax services only in 2014.

	2015	2014
Audit Fees(1)	$14,313,600	$14,891,500
Audit-Related Fees(2)
Servicing Reports/Internal Controls	1,184,500	1,178,500
Employee Benefit Plan Audits	157,000	207,000
Audit/Attest Services Not Required by Statute or Regulation	216,000	60,000
	$15,871,100	$16,337,000
Tax Fees(3)	470,000	254,500
All Other Fees(4)	46,900	0
Total Fees	$16,388,000	$16,591,500
(1)

Audit Fees include all services performed to comply with generally accepted auditing standards and services that generally only the Independent Accountants can provide, such as comfort letters, statutory audits, attest services, consents and assistance with, and review of, documents filed with the SEC. For the Company, these fees include the integrated audit of the Company’s consolidated financial statements and the effectiveness of internal control over financial reporting, quarterly reviews, statutory audits of the Company’s subsidiaries required by statute or regulation, attest services required by applicable law, comfort letters in connection with debt issuances, consents and assistance with, and review of, documents filed with the SEC.

(2)

Audit-Related Fees are for audit and related attest services that traditionally are performed by the Independent Accountants, and include servicing reports, employee benefit plan audits, and audits or agreed-upon procedures that are not required by applicable law, and due diligence pertaining to business combinations. Servicing reports represent reviews of the Company’s claim administration and certain health data processing functions that are provided to customers.

(3)

Tax Fees include all services performed by professional staff in the Independent Accountants’ tax division for tax return and related compliance services, except for those tax services related to the audit.

(4)	All Other Fees are for advisory services related to realignment of international subsidiaries and international subsidiary capital regulatory requirements.

The affirmative vote of a majority of the votes cast is required for approval of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2016. The Audit Committee and the Board recommend a vote FOR the approval of KPMG LLP as the Company’s independent registered public accounting firm for 2016. If you complete the enclosed proxy card, unless you direct to the contrary on that card, the shares represented by that proxy card will be voted FOR approval of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2016.

III.	APPROVAL OF AETNA INC. 2016 EMPLOYEE STOCK PURCHASE PLAN

Introduction

Subject to shareholder approval at the Annual Meeting, on February 19, 2016, the Board, on the recommendation of the Compensation Committee, unanimously adopted the Aetna Inc. 2016 Employee Stock Purchase Plan (the “2016

ESPP”). Aetna’s shareholders previously approved Aetna’s existing employee stock purchase plan (the “Existing ESPP”) at the 2011 Annual Meeting. No offering under the Existing ESPP may commence after July 1, 2016.

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III. APPROVAL OF AETNA INC. 2016 EMPLOYEE STOCK PURCHASE PLAN

Summary of the Aetna Inc. 2016 Employee Stock Purchase Plan

The following summary of the 2016 ESPP is qualified in its entirety by reference to the complete text thereof, which is attached to this Proxy Statement as Annex C.

The purpose of the 2016 ESPP is to provide employment incentive through a capital accumulation opportunity, link employee and shareholder interests and provide an opportunity for employees to purchase Common Stock through payroll deductions.

Under the 2016 ESPP, 5,000,000 shares of Common Stock are authorized for purchase. At the close of business on the Record Date there were 350,528,232 shares of Common Stock outstanding. Five million shares of Common Stock were authorized for purchase under the Existing ESPP when it was approved by shareholders; and at the close of business on the Record Date approximately 4,313,400 shares of Common Stock had been purchased under the Existing ESPP.

Employees who are employed by Aetna or a participating subsidiary immediately prior to the first day of an offering under the 2016 ESPP are eligible to participate in such offering. It is anticipated that there will be approximately 51,000 employees eligible to participate in the 2016 ESPP.

The 2016 ESPP provides that the Compensation Committee may from time to time determine the date on which Aetna shall commence an offering to all eligible employees for the purchase of Common Stock. Each offering will provide that an eligible employee may elect to purchase a number of shares of Common Stock determined by the Compensation Committee. Notwithstanding the above, no employee may be eligible to receive rights to purchase shares in any single calendar year having an aggregate fair market value at the time of grant in excess of $25,000. Each offering shall have a stated term as determined by the Compensation Committee but not longer than 27 months and may have a purchase price of not less than the lesser of 85% of the fair market value of a share of Common Stock on the grant date of the purchase right or the last day of that offering.

A participant may elect not to purchase all (but not less than all) of the shares covered by his or her purchase right prior to the end of any such purchase period. It is anticipated that cash proceeds received by Aetna from any sale of Common Stock under the 2016 ESPP will be used for general corporate purposes.

Under the terms of the 2016 ESPP, the shares of Common Stock authorized to be sold will be authorized and unissued Common Stock. The 2016 ESPP provides for adjustments in the number of shares which may be purchased and the purchase price in the case of certain changes in Aetna’s capital structure and other corporate events when the Compensation Committee deems such adjustments to be necessary in order to preserve the benefits or potential benefits to be made available under the 2016 ESPP. Upon a change in control of Aetna, the expiration date of the offering shall be deemed to have occurred, and all the outstanding purchase rights will be deemed to have been exercised.

The Compensation Committee shall have sole discretion in determining when to make offers and which Aetna subsidiaries shall be eligible to participate in such offerings under the 2016 ESPP. In addition, each offering shall contain such terms and conditions not inconsistent with the 2016 ESPP as the Compensation Committee shall prescribe. The terms of each offering will be communicated to each eligible employee. The offerings made under the 2016 ESPP are subject to applicable tax withholding requirements and may not be assigned or transferred.

No offering may commence under the 2016 ESPP after July 1, 2021. The 2016 ESPP may be amended or terminated at any time by the Board (and in some circumstances, the Compensation Committee), except that no amendment may be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement with which the Compensation Committee has determined it is necessary or desirable to have Aetna comply.

The 2016 ESPP is not subject to any of the provisions of ERISA and is not qualified under Section 401(a) of the Code.

Certain United States Federal Income Tax Consequences

Under Section 423 of the Code, employees will not realize taxable income upon the grant of a purchase right under the 2016 ESPP or when they complete their purchase for cash and receive delivery of the stock which they are eligible to purchase, provided such purchase occurs while they are employed or within three months after termination of employment. If no disposition of such stock is made within two years after the grant date or within one year after the

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III. APPROVAL OF AETNA INC. 2016 EMPLOYEE STOCK PURCHASE PLAN

date of acquisition, any gain or loss that may be realized on the ultimate sale will be treated as long-term capital gain or loss. Notwithstanding the above, if the purchase price of the stock when acquired is less than 100% of the then fair market value, upon a subsequent disposition of the stock by the employee, including a disposition after the two-year and one-year periods referred to above, or the death of the employee while holding such stock, the employee will recognize compensation taxable as ordinary income in an amount equal to the discount at the time of the grant or, if less, the excess of the stock’s value at the time of such disposition or death, as the case may be, over the original purchase price. The amount of ordinary income recognized by the employee will decrease the capital gain or increase the capital loss recognized by the employee on the sale of the stock. The employer is not allowed a deduction for the compensation.

However, if such stock is disposed of within such two-year or one-year periods, the difference between the market value of such stock at the time of purchase and the purchase price will be treated as income taxable to the employee at ordinary income rates in the year in which the disposition occurs, and the employer will be entitled to a deduction from income in the same amount in such year, except to the extent disallowed by other provisions of the Code. The amount of ordinary income recognized by the employee will decrease the capital gain or increase the capital loss recognized by the employee on the sale of the stock.

Participation; Initial Offering

It is not possible to determine at this time the extent to which, if at all, the executive officers named in the 2015 Summary Compensation Table on page 41 will elect to participate in the 2016 ESPP. None of those executive officers participated in the Existing ESPP in 2015. Set forth below is the number of shares purchased under the Existing ESPP in 2015 and the dollar value of the aggregate discount on such shares in 2015, in each case by the person(s) identified in the table.

It is anticipated that the initial offering under the 2016 ESPP, if approved by Aetna’s shareholders, will commence in June 2016 and terminate in December 2016, with a per share purchase price equal to 95% of the fair market value of a share of Common Stock on the termination date of the offering period.

New Plan Benefits

Benefits under the 2016 ESPP depend on employees’ elections to participate in the 2016 ESPP and the fair market value of the Common Stock at various future dates. Therefore, it is not possible to determine future benefits that will be received by participants in the 2016 ESPP. Set forth below is a summary of the benefits with respect to fiscal 2015 pursuant to the Existing ESPP.

Name and Position	Dollar Value of Aggregate Discount in 2015	Number of Shares Purchased in 2015
Mark T. Bertolini Chairman and Chief Executive Officer	$ 0	0
Shawn M. Guertin Executive Vice President, CFO and Chief Enterprise Risk Officer	0	0
Gary W. Loveman, Ph.D. Executive Vice President, Consumer Health and Services	0	0
Karen S. Lynch President	0	0
Francis S. Soistman, Jr. Executive Vice President, Government Services	0	0
Executive Group (8 members)	0	0
Non-Executive Director Group (12 members)	Not applicable	Not applicable
Non-Executive Officer Employee Group	$15,030,245	143,263

Approval of the Aetna Inc. 2016 Employee Stock Purchase Plan requires a majority of the votes cast on the Aetna Inc. 2016 Employee Stock Purchase Plan (which for this proposal includes votes cast “FOR” or “AGAINST” the proposal as well as abstentions) to be “FOR” the Aetna Inc. 2016 Employee Stock Purchase Plan. The Board recommends a vote FOR the approval of the Aetna Inc. 2016 Employee Stock Purchase Plan. If you complete the enclosed proxy card, unless you direct to the contrary on that card, the shares represented by that proxy card will be voted FOR approval of the Aetna Inc. 2016 Employee Stock Purchase Plan.

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IV.	APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION ON A NON-BINDING ADVISORY BASIS

In accordance with Section 14A of the Exchange Act (15 U.S.C. 78n-l) (“Section 14A”), Aetna is providing shareholders with the opportunity to cast a non-binding advisory vote on the fiscal 2015 compensation of our NEOs (sometimes referred to as “say-on-pay”). This vote is not intended to address any specific item of compensation, but rather the overall compensation for our NEOs and our compensation philosophy, policies and practices as disclosed in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement. Accordingly, you may vote on the following resolution at the Annual Meeting:

“Resolved, that the shareholders of Aetna Inc. (“Aetna”) hereby approve, on an advisory basis, the compensation paid to Aetna’s Named Executive Officers, as disclosed in Aetna’s Proxy Statement for the 2016 Annual Meeting of Shareholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the narrative discussion.”

As described in detail under “Compensation Discussion and Analysis” and “Executive Compensation,” our compensation programs are designed to motivate our executives to manage and grow a successful company. If fully earned based on the achievement of performance goals, equity compensation in the form of PSARs and PSUs that are subject to performance-based vesting and SARs and MSUs, the number and/or value of which is determined by our stock price performance, are the largest component of executive compensation. We believe that our compensation program, with its balance of short-term incentives (including cash bonus awards) and long-term incentives (including SARs and PSUs) and share ownership guidelines, rewards sustained performance that is aligned with long-term shareholder interests. Shareholders are encouraged to read the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement, the accompanying compensation tables, and the related narrative disclosure.

This advisory vote is non-binding. The Compensation Committee, which is comprised solely of independent Directors, and the Board value the opinions of all of our shareholders and expect to take into account the outcome of this vote when considering future executive compensation decisions for our NEOs.

The affirmative vote of a majority of the votes cast is required for the non-binding advisory vote on executive compensation to be considered approved. The Board recommends a vote FOR the approval, on an advisory basis, of the proposed resolution on the compensation of Aetna’s Named Executive Officers. If you complete the enclosed proxy card, unless you direct to the contrary on that card, the shares represented by that proxy card will be voted FOR approval, on an advisory basis, of such compensation.

64	AETNA INC. - 2016 Proxy Statement

V.	SHAREHOLDER PROPOSAL

Political Contributions Disclosure

The Comptroller of the State of New York, Thomas P. DiNapoli, trustee of the New York State Common Retirement Fund and the administrative head of the New York State and Local Retirement System, 59 Maiden Lane-30th Floor, New York, NY 10038 (owner of Common Stock valued in excess of $2,000), has advised Aetna that he plans to present the following proposal at the Annual Meeting. The proposal is included in this Proxy Statement pursuant to the rules of the SEC.

RESOLVED, that shareholders of Aetna, Inc. (“Aetna”) request that the Board of Directors amend Aetna’s Political Contributions Policy (the “Policy”) to provide that Aetna will disclose annually all payments it made in the previous calendar year to tax-exempt organizations (other than charitable organizations not permitted to engage in lobbying as a substantial part of their activities) that were used, or that Aetna had reasonable grounds to believe were used, for a political purpose, including the recipient and amount of the payment.

A “political purpose” is (a) lobbying at the federal, state or local level; (b) participation or intervention in any political campaign on behalf of or in opposition to any candidate, or efforts to influence the general public, or any segment thereof, with respect to an election or referendum; (c) directing a communication to the public that refers to, reflects a view on and encourages the recipient to take action with respect to legislation or regulation; or (d) drafting and endorsing model legislation.

Supporting Statement

As long-term Aetna shareholders, we believe it is important that Aetna publicly disclose all direct and indirect political expenditures. Lack of transparency prevents shareholders from evaluating whether funds are used to promote value creation, or to pursue private managerial preferences or activities that are misaligned with Aetna’s strategy or values.

Payments to politically active tax-exempt organizations create special risks for companies. Aetna’s Policy does not commit the company to disclosing any payments publicly,

including payments to tax-exempt organizations used for political purposes. (See http://www.aetna.com/about-aetna-insurance/initiatives/political-action-committee.html) The Policy incorporates by reference Aetna’s Political Contributions and Related Activity Report (the “Report”), which is written by members of Aetna’s management team. We believe this has it backwards: Aetna’s board should decide which payments are disclosed, not members of management.

Aetna’s 2011 Report did disclose a $4,000,000 payment to the US Chamber of Commerce for “voter education.” The Chamber has described its voter education initiative as informing voters about the positions taken by a number of specific Democratic candidates. (http://www.uschamber.com/press/releases/2012/july/us-chamber-launches-new-voter-education-campaign-five-senate-battleground-r; (last visited Nov. 15, 2012)) There is no assurance, however, that Aetna will continue making such disclosure in the absence of a board-level commitment to doing so.

In addition, the 2011 Report did not disclose a $3,000,000 payment Aetna made to the American Action Network (“AAN”), a tax-exempt organization that, in the 2011-2012 election cycle, conducted high profile public advocacy campaigns in support of, and in opposition to, candidates for political office. (Aetna inadvertently disclosed the payment in a state insurance filing in mid-2012). (http://www.opensecrets.org/outsidespending/detail.php?cmte=Amercan+Action+Network)

In our view, funding partisan organizations like the Chamber and AAN may not be in the best interests of Aetna and its shareholders. We are concerned that in committing substantial corporate resources to influence the political process, Aetna may have given insufficient attention to maximizing value in the current regulatory environment. Disclosure of payments to such organizations would enable shareholders to assess the risks they pose.

We urge shareholders to vote for this proposal.

The affirmative vote of a majority of the votes cast is required for approval of the foregoing proposal.

AETNA INC. - 2016 Proxy Statement	65

V. SHAREHOLDER PROPOSAL

Company Response

THE BOARD OF DIRECTORS WILL OPPOSE THIS PROPOSAL IF IT IS INTRODUCED AT THE 2016 ANNUAL MEETING AND RECOMMENDS A VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:

The Company is an active participant in the political process at all levels of government and seeks to promote political interests that are aligned with the business interests of the Company, its shareholders and its members. We agree that transparency and accountability with respect to political expenditures are important. That is why the Company publishes annually its Political Contributions and Related Activity Report. Our 2014 report is available on our website at http://www.aetna.com/about-aetna-insurance/document-library/pac/2014-Aetna-PAC-annual-report.pdf. The 2015 report will become available after it has been reviewed by the Audit Committee.

The Company complies fully with all state and federal laws concerning the disclosure of its political and lobbying activity. In addition, it makes available additional information beyond that required by current laws and regulations. With respect to oversight, the Company’s Audit Committee reviews the Company’s Political Contributions and Related Activity Report prior to publication. In addition, management regularly discusses public policy issues and political activities with our full Board. Given the importance of public policy to the health care industry and our business, our Board will continue to exercise oversight with respect to public policy matters.

We believe that the information currently available to shareholders is easily accessible and understandable and, coupled with the oversight of the Company’s political activities by the Board, is in the best interest of the Company. As a result, we do not believe additional disclosure is warranted at this time.

This identical shareholder proposal was presented to shareholders at our 2015 and 2014 annual meetings and a similar proposal related to political contribution disclosure practices was presented to our shareholders at our 2012 annual meeting. 70.99%, 72.84% and 89.98% of the votes cast at the respective meetings were voted against the proposal, reflecting our shareholders’ agreement that our current disclosure practices meet or exceed their expectations.

For these reasons, the Board opposes this proposal and recommends a vote against the proposal.

If you complete the enclosed proxy card, unless you direct to the contrary on that card, the shares represented by that proxy card will be voted AGAINST the foregoing proposal.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Why Am I Receiving This Proxy Statement?

The Board is providing these proxy materials to you in connection with the solicitation by the Board of proxies to be voted at Aetna’s Annual Meeting of Shareholders that will take place at 9:30 a.m. Eastern time on May 20, 2016, and any adjournments or postponements of the Meeting.

You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement. A notice of the Internet availability of proxy materials or the proxy materials and an enclosed proxy card are being mailed to shareholders beginning on or about April 8, 2016.

Why Did I Receive in the Mail a Notice of the Internet Availability of Proxy Materials?

You received in the mail either a notice of the Internet availability of proxy materials or a printed Proxy Statement and 2015 Annual Report, Financial Report to Shareholders because you owned Aetna common shares at the close of business on March 18, 2016, the RECORD DATE, and that entitles you to vote at the Annual Meeting. The Board is soliciting your proxy to vote at the Annual Meeting or at any later meeting if the Annual Meeting is adjourned or postponed for any reason. Your proxy will authorize specified people (proxies) to vote on your behalf at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the meeting.

This Proxy Statement describes the matters on which Aetna would like you to vote, provides information on those matters, and provides information about Aetna that we must disclose when we solicit your proxy.

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet to many shareholders. We believe that Internet delivery of our proxy materials allows us to provide our shareholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, which we refer to as the “Notice”, to many of our shareholders (including beneficial owners) as of the Record Date. Our shareholders who receive the Notice will have the ability to access the proxy materials on a website referred to in the Notice or request to receive a printed set of the proxy materials. The Notice contains instructions on how to access the proxy materials over the Internet or to request a printed copy. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis by calling Broadridge Financial Solutions, Inc. (“Broadridge”) at 1-800-579-1639. Please note that you may not vote using the Notice. The Notice identifies the items to be voted on at the Annual Meeting and describes how to vote, but you cannot vote by marking the Notice and returning it.

Are the Proxy Materials Available Online?

Yes. As described in more detail in response to the prior question, most shareholders will receive the Proxy Statement online. If you received a paper copy, you can also view these documents on the Internet at www.proxyvote.com.

What Information Is Contained in These Materials?

This Proxy Statement provides you with information about Aetna’s governance structure, our Director nominating process, the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our Directors and our named executive officers, and certain other required information.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

What Proposals Will Be Voted on at the Annual Meeting?

There are five items scheduled to be voted on at the Annual Meeting:

•	Election of the 12 nominees named in this Proxy Statement as Directors of Aetna for the coming year.

•	Approval of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year 2016.
•	Approval of the proposed Aetna Inc. 2016 Employee Stock Purchase Plan.

•	Approval of the Company’s executive compensation on a non-binding advisory basis.

•

Consideration of a shareholder proposal relating to amending Aetna’s political contributions policy to require certain additional disclosure of political contributions, if properly presented at the Annual Meeting.

What Are Aetna’s Voting Recommendations?

The Board recommends that you vote your shares as follows:

•	FOR each of Aetna’s nominees to the Board;

•	FOR the approval of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year 2016;

•	FOR the approval of the proposed Aetna Inc. 2016 Employee Stock Purchase Plan;

•	FOR the approval of the Company’s executive compensation on a non-binding advisory basis; and

•	AGAINST the shareholder proposal.

Which of My Shares Can I Vote?

You may vote all Common Stock that you owned as of the close of business on March 18, 2016, the RECORD DATE. These shares include those (1) held directly in your name as the SHAREHOLDER OF RECORD, including shares purchased through Aetna’s Computershare Investment Plan, and (2) held for you as the BENEFICIAL OWNER through a stockbroker, bank or other holder of record.

What Is the Difference Between Holding Shares as a Shareholder of Record and as a Beneficial Owner?

Many Aetna shareholders hold their shares through a stockbroker, bank or other holder of record rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially:

•

SHAREHOLDER OF RECORD — If your shares are registered directly in your name with Aetna’s transfer agent, Computershare Trust Company, N.A. (the “Transfer Agent”), you are considered the shareholder of record with respect to those shares, and Aetna is sending these proxy materials or the Notice directly to you. As the shareholder of record, you have the right to grant your voting proxy to the persons appointed by Aetna, to vote in person at the Annual Meeting or to grant your voting proxy to your representative. Aetna has enclosed a proxy card for you to use. Any shares held for you under Aetna’s Computershare Investment Plan are included on the enclosed proxy card.

•

BENEFICIAL OWNER — If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the beneficial owner of shares held in “street name,” and these proxy materials or the Notice are being forwarded to you by your broker or other nominee who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or other nominee on how to vote your shares, and you also are invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you bring with you to the Annual Meeting a proxy, executed in your favor, from the shareholder of record. Your broker or other nominee also is obligated to provide you with a voting instruction card for you to use to direct them as to how to vote your shares.

68	AETNA INC. - 2016 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

How Can I Vote My Shares Before the Annual Meeting?

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may vote before the Annual Meeting by granting a proxy to each of Ellen M. Hancock, Richard J. Harrington and Edward J. Ludwig or, for shares you beneficially own, by submitting voting instructions to your broker or other nominee. Shareholders have a choice of voting by using the Internet, by calling a toll-free telephone number within the United States or Puerto Rico, or by completing a proxy or voting instruction card and mailing it in the postage-paid envelope provided. Please refer to the summary instructions below and carefully follow the instructions included on your Notice, your proxy card or, for shares you beneficially own, the voting instruction card provided by your broker or other nominee. Please note that you may not vote using the Notice. The Notice identifies the items to be voted on at the Annual Meeting and describes how to vote, but you cannot vote by marking the Notice and returning it.

VIA THE INTERNET* Go to www.proxyvote.com and follow the instructions

BY MAIL**

Mark, sign, date and return your proxy card, or, for shares held in street name, the voting instruction card provided by your broker or other nominee and mail it back to your broker or other nominee in accordance with their instructions

BY TELEPHONE* Call toll-free on a touchtone telephone 1-800-690-6903 inside the United States or Puerto Rico and follow the instructions	IN PERSON Attend the Annual Meeting in Avon, CT

*You will need to have your proxy card (or the Notice or the e-mail message you receive with instructions on how to vote) in hand when you access the website or call.

The Internet and telephone voting procedures are designed to authenticate shareholders and to allow shareholders to confirm that their instructions have been properly recorded. In order to provide shareholders of record with additional time to vote their shares while still permitting an orderly tabulation of votes, Internet and telephone voting for these shareholders will be available until 11:59 p.m. Eastern time on May 19, 2016.

**If you provide specific voting instructions, your shares will be voted as you instruct. If you sign and date your proxy or voting instruction card but do not provide instructions, your shares will be voted as described under “What If I Return My Proxy Card or Voting Instruction Card But Do Not Provide Voting Instructions?” beginning on page 70.

How Can I Vote the Shares I Hold Through the 401(k) Plan?

We maintain the 401(k) Plan for our employees. Participants in the 401(k) Plan who receive this Proxy Statement in their capacity as participants in the 401(k) Plan will receive voting instruction cards instead of proxy cards. The voting instruction card directs the trustee of the 401(k) Plan to vote the shares shown on the card as indicated on the card. Shares held through the 401(k) Plan may be voted by using the Internet, by calling a toll-free telephone number or by marking, signing and dating the voting instruction card and mailing it to the trustee of the 401(k) Plan in accordance with the trustee’s instructions. Internet and telephone voting of shares held through the 401(k) Plan will be available until 11:59 p.m. Eastern time on May 17, 2016. Shares held through the 401(k) Plan for which no instructions are received will be voted by the trustee of the 401(k) Plan in the same percentage as the shares held through the 401(k) Plan for which the trustee receives voting instructions. You may not vote the shares you hold through the 401(k) Plan at the Annual Meeting.

How Can I Vote the Shares I Acquired Through an Aetna Employee Stock Purchase Plan?

You hold the Common Stock you acquired through any of Aetna’s employee stock purchase plans as the beneficial owner of shares held in street name. You can vote these shares as described above under “How Can I Vote My Shares Before the Annual Meeting?”

AETNA INC. - 2016 Proxy Statement	69

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Can I Change My Vote?

Yes. For shares you hold directly in your name, you may change your vote by (1) signing another proxy card with a later date and delivering it to us before the date of the Annual Meeting, (2) submitting revised votes over the Internet or by telephone before 11:59 p.m. Eastern time on May 19, 2016, or (3) attending the Annual Meeting in person and voting our shares at the Annual Meeting. The last-dated proxy card or Internet or telephone vote will be the only one that counts. Attendance at the Annual Meeting will not cause your previously granted proxy or Internet or telephone vote to be revoked unless you specifically so request. You may revoke your proxy by providing written notice to Aetna’s Corporate Secretary at 151 Farmington Avenue, RW61, Hartford, CT 06156. For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or other nominee in accordance with the instructions you receive from your broker or other nominee and in a manner that allows your broker or other nominee sufficient time to process your new instructions and vote your shares.

Can I Vote at the Annual Meeting?

You may vote your shares at the Annual Meeting if you attend in person. You may vote the shares you hold directly in your name by completing a ballot at the Annual Meeting. You may only vote the shares you hold in street name at the

Annual Meeting if you bring with you to the Annual Meeting a proxy, executed in your favor, from the shareholder of record. You may not vote the shares you hold through the 401(k) Plan at the Annual Meeting.

How Can I Vote on Each Proposal?

In the election of Directors, you may vote FOR or AGAINST or ABSTAIN with respect to each of the Director nominees. For all other proposals, you may vote FOR or AGAINST or ABSTAIN. For a discussion of the votes needed to approve each proposal, see “What Is the Voting Requirement to Approve Each of the Proposals, and How Will Votes Be Counted?” on page 72.

What If I Return My Proxy Card or Voting Instruction Card But Do Not Provide Voting Instructions?

If you sign and date your proxy card with no further instructions, your shares will be voted:

•	FOR the election as Directors of each of the nominees named on pages 14 through 21 of this Proxy Statement;

•	FOR the approval of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year 2016;

•	FOR the approval of the proposed Aetna Inc. 2016 Employee Stock Purchase Plan;
•	FOR the approval of the Company’s executive compensation on a non-binding advisory basis; and

•	AGAINST the shareholder proposal.

If you sign and date your broker voting instruction card with no further instructions, your shares will be voted as described on your broker voting instruction card.

If you sign and date 401(k) Plan voting instruction card with no further instructions, all shares you hold through the 401(k) Plan will be voted by the trustee of the 401(k) Plan in the same percentage as the shares held through the 401(k) Plan for which the trustee receives voting instructions.

What If I Don’t Return My Proxy Card or Voting Instruction Card and Don’t Vote By Internet or Phone?

If you do not return your proxy card and do not vote by Internet or phone, shares that you hold directly in your name (i.e., shares for which you are the shareholder of record) will not be voted at the Annual Meeting. If you do not return your voting instruction card and do not vote by Internet or phone, shares that you beneficially own that are held in the name of a brokerage firm or other nominee may be voted in certain circumstances even if you do not provide the brokerage firm with voting instructions. Under NYSE rules, brokerage firms have the authority to vote shares for which their customers do not provide voting instructions on certain routine matters. The approval of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year 2016 is considered a routine

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matter for which brokerage firms may vote uninstructed shares. The election of Directors; the approval of the proposed Aetna Inc. 2016 Employee Stock Purchase Plan; the approval of the Company’s executive compensation on a non-binding advisory basis; and the shareholder proposal to be voted on at the Annual Meeting are not considered routine under the applicable rules, and therefore brokerage firms may not vote uninstructed shares on any of those proposals. Any uninstructed shares you hold through the 401(k) Plan will be voted by the trustee of the 401(k) Plan in the same percentage as the shares held through the 401(k) Plan for which the trustee receives voting instructions.

What Does It Mean If I Receive More Than One Set of Proxy Materials?

It means your shares are registered differently or are in more than one account. Please provide voting instructions for all of the Notices and proxy and voting instruction cards you receive.

What Should I Do If I Want to Attend the Annual Meeting?

The Annual Meeting will be held at the Avon Old Farms Hotel, in Avon, CT. Directions to the Avon Old Farms Hotel are on page B-1. The Annual Meeting is open to all shareholders as of the RECORD DATE (the close of business on March 18, 2016) or their authorized representatives. Anyone who attends the Annual Meeting must have an admission ticket. Follow the instructions below under “How Can I Obtain an Admission Ticket for the Annual Meeting?” to obtain an admission ticket.

How Can I Obtain an Admission Ticket For the Annual Meeting?

In accordance with Aetna’s security procedures, anyone wishing to attend the Annual Meeting must have an admission ticket issued in his or her name. Admission is limited to:

•	Shareholders at the close of business on March 18, 2016;

•	An authorized proxy holder of a shareholder of record at the close of business on March 18, 2016; or

•	An authorized representative of a shareholder of record who has been designated to present a shareholder proposal.

You must provide evidence of your ownership of shares with your ticket request and follow the requirements for obtaining an admission ticket specified in the “ADMISSION

AND TICKET REQUEST PROCEDURE” on page 77. Aetna’s Corporate Secretary must receive your request for an admission ticket on or before May 13, 2016.

No weapons, cameras, audio or video recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting. Please note that, for security reasons, all bags may be searched, and all persons who attend the Annual Meeting may be required to pass through a metal detector. We will be unable to admit anyone to the Annual Meeting who does not comply with these security procedures. No one will be admitted to the Annual Meeting once the meeting has commenced.

Can I Listen to the Annual Meeting If I Don’t Attend in Person?

Yes. You can listen to the live audio webcast of the Annual Meeting by going to Aetna’s Internet website at www.aetna.com/investor and then clicking on the link to the webcast.

Where Can I Find the Voting Results of the Annual Meeting?

We will publish the voting results of the Annual Meeting in a Current Report on Form 8-K within four business days after the Annual Meeting, and you will be able to find this report on Aetna’s Internet website at www.aetna.com/investor.

What Class of Shares Is Entitled to Be Voted?

Each share of Common Stock outstanding as of the RECORD DATE (the close of business on March 18, 2016) is entitled to one vote at the Annual Meeting. At the close of business on March 18, 2016, 350,528,232 shares of Common Stock were outstanding.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

How Many Shares Must Be Present to Hold the Annual Meeting?

A majority of the shares of Common Stock outstanding as of the RECORD DATE (the close of business on March 18, 2016) must be present in person or by proxy for us to hold the Annual Meeting and transact business. This is referred to as a quorum. Shares subject to broker nonvotes are counted as present for the purpose of determining the presence of a quorum if the broker votes the shares on a routine matter, such as the appointment of the Company’s independent registered public accounting firm. Generally, broker nonvotes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the proposal is not a routine matter, and the broker has not received voting instructions from the beneficial owner of the shares. If you abstain from voting on one or more proposals, your shares will be counted as present for purposes of determining the presence of a quorum even if you abstain on all proposals.

What Is the Voting Requirement to Approve Each of the Proposals, and How Will Votes Be Counted?

Under Pennsylvania corporation law and Aetna’s Articles of Incorporation and By-Laws, the approval of any corporate action taken at the Annual Meeting is based on votes cast. For the proposals that will be considered at the Annual Meeting, other than the proposed approval of the Aetna Inc. 2016 Employee Stock Purchase Plan (the “Plan Proposal”), shareholder approval occurs if the votes cast “for” the proposal exceed the votes cast “against” the proposal. “Votes cast” on these proposals means votes “for” or “against” a particular proposal, whether by proxy or in person. Abstentions and broker nonvotes are not considered “votes cast” on these proposals and therefore have no effect on the outcome. In uncontested elections, Directors are elected by a majority of votes cast. As described in more detail on page 2 under “Director Elections — Majority Voting Standard,” in uncontested elections, Aetna’s Corporate Governance Guidelines require any incumbent Director nominee who receives more “against” votes than “for” votes to promptly submit his or her resignation for consideration by the Nominating Committee and the Board.

The vote necessary to approve the Plan Proposal, including the impact of abstentions and broker nonvotes, is subject to additional NYSE rules. For the Plan Proposal, under NYSE rules, shareholder approval occurs if a majority of votes cast are “for” the Plan Proposal. Under NYSE rules, “votes cast” on the Plan Proposal consist of votes “for” or “against” the Plan Proposal as well as abstentions. As a result, abstentions have the effect of a vote “against” the Plan Proposal. Broker nonvotes are not considered “votes cast” and therefore have no effect on the number of votes cast on the Plan Proposal.

If you are a beneficial owner and do not provide the shareholder of record with voting instructions, your shares may constitute broker nonvotes, as described under “How Many Shares Must Be Present to Hold the Annual Meeting?” above.

Who Will Bear the Cost of Soliciting Votes For the Annual Meeting?

Aetna will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and the Notice, except that you will pay for Internet access if you choose to access these proxy materials over the Internet. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our Directors, officers and employees, none of whom will receive any additional compensation for such solicitation activities. We also have hired Georgeson LLC to assist us in the solicitation of votes for a fee of $22,000 plus reasonable out-of-pocket expenses for these services, which vary from year to year. We also will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to beneficial owners of Common Stock and obtaining their voting instructions.

Does Aetna Allow Shareholders to Choose to View Annual Reports to Shareholders and Proxy Statements Via the Internet?

Yes. Aetna allows shareholders of record to choose to view future annual reports to shareholders and proxy statements via the Internet instead of receiving paper copies of these documents in the mail. The 2016 Aetna Inc. Notice of Annual Meeting and Proxy Statement and 2015 Aetna

Annual Report, Financial Report to Shareholders are available on the Internet at www.proxyvote.com. Under Pennsylvania law, Aetna may provide shareholders who give Aetna their e-mail addresses with electronic notice of its shareholder meetings as described below.

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If you are a shareholder of record, you can choose to view annual reports to shareholders and proxy statements via the Internet and save Aetna the cost of producing and mailing these documents in the future by following the instructions under “How Do I Elect to View Annual Reports to Shareholders and Proxy Statements Via the Internet?” below. If you hold your shares through a stockbroker, bank or other holder of record, check the information provided by that entity for instructions on how to elect to view future notices of shareholder meetings, proxy statements and annual reports via the Internet.

If you are a shareholder of record and choose to receive future notices of shareholder meetings by e-mail and view future annual reports and proxy statements over the Internet, you must supply an e-mail address, and you will receive your notice of the meeting by e-mail when those materials are posted. The notice you receive will include instructions and contain the Internet address for those materials.

Many shareholders who hold their shares through a stockbroker, bank or other holder of record and elect electronic access will receive an e-mail containing the Internet address to access Aetna’s notices of shareholder meetings, proxy statements and annual reports when those materials are posted.

How Do I Elect to View Annual Reports to Shareholders and Proxy Statements Via the Internet?

If you are a shareholder of record and are interested in receiving future notices of shareholder meetings by e-mail and viewing future annual reports and proxy statements on the Internet instead of receiving paper copies of these documents, you may elect this option when voting via the

Internet by going to www.proxyvote.com and following the instructions. You will need to have your proxy card (or the Notice or the e-mail message you receive with instructions on how to vote) in hand when you access the website.

What If I Get More Than One Copy of Aetna’s Annual Report?

The 2015 Aetna Annual Report, Financial Report to Shareholders is being mailed to shareholders in advance of, or together with, this Proxy Statement. If you hold Aetna shares in your own name and received more than one copy of the 2015 Aetna Annual Report, Financial Report to Shareholders at your address and wish to reduce the number of reports you receive and save Aetna the cost of producing and mailing these reports, you should contact Aetna’s Transfer Agent at 1-800-446-2617 to discontinue the mailing of reports on the accounts you select. At least one account at your address must continue to receive an annual report, unless you elect to view future annual reports over the Internet. The mailing of dividend checks, dividend reinvestment statements, proxy materials and special notices will not be affected by your election to discontinue duplicate mailings of annual reports. Registered shareholders may resume the mailing of an annual report to an account by calling Aetna’s Transfer Agent at 1-800-446-2617. If you own shares through a stockbroker, bank or other holder of record and received more than one 2015 Aetna Annual Report, Financial Report to Shareholders, please contact the holder of record to eliminate duplicate mailings.

“Householding” occurs when a single copy of our annual report and proxy statement is sent to any household at which two or more shareholders reside if they appear to be members of the same family. This procedure reduces our printing and mailing costs and fees. Shareholders who participate in householding will continue to receive separate proxy cards, and householding will not affect the mailing of account statements or special notices in any way. In 2016, we began householding for registered shareholders. If you are a registered shareholder, please check the appropriate box on your proxy card or select the householding option when you vote by Internet or phone if you would like to participate in our householding program. A number of brokerage firms have instituted householding for shares held in street name.

What If a Director Nominee Is Unwilling or Unable to Serve?

If for any reason one or more of Aetna’s nominees is not available to be a candidate for Director, the persons named as proxy holders on your proxy card may vote your shares for such other candidate or candidates as may be nominated by the Board, or the Board may reduce the number of Directors to be elected.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

What Happens If Additional Proposals Are Presented at the Meeting?

Other than the election of Directors and the other proposals described in this Proxy Statement, Aetna has not received proper notice of, and is not aware of, any matters to be presented for a vote at the Annual Meeting. If you grant a proxy using your proxy card, the persons named as proxies on your proxy card, or any of them, will have discretion to, and intend to, vote your shares according to their best judgment on any and all additional proposals or other matters properly presented for a vote at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place.

Can I Propose Actions for Consideration at Next Year’s Annual Meeting of Shareholders or Nominate Individuals to Serve as Directors?

Yes. You can submit proposals for consideration at future annual meetings, including Director nominations.

•

SHAREHOLDER PROPOSALS: In order for a shareholder proposal to be considered for inclusion in Aetna’s proxy statement for the 2017 Annual Meeting, the written proposal must be RECEIVED by Aetna’s Corporate Secretary no later than the close of business Eastern time on December 8, 2016. Such proposals must be sent to: Corporate Secretary, Aetna Inc., 151 Farmington Avenue, RW61, Hartford, CT 06156. Such proposals also will need to comply with the SEC’s rules and regulations, namely Rule 14a-8 under the Securities Exchange Act of 1934, as amended, regarding the inclusion of shareholder proposals in Aetna-sponsored proxy materials.

In order for a shareholder proposal to be raised from the floor during the 2017 Annual Meeting instead of being submitted for inclusion in Aetna’s proxy statement, the shareholder’s written notice must be RECEIVED by Aetna’s Corporate Secretary at least 90 calendar days before the date of the 2017 Annual Meeting and must contain the information required by Aetna’s By-Laws. Please note that the 90-day advance notice requirement relates only to matters a shareholder wishes to bring before the 2017 Annual Meeting from the floor. It does not apply to proposals a shareholder wishes to have included in Aetna’s proxy statement; that procedure is explained in the immediately preceding paragraph.

•

NOMINATION OF DIRECTOR CANDIDATES: You may propose Director candidates for consideration by the Nominating Committee. In addition, Aetna’s By-Laws permit shareholders to nominate Directors for consideration at a meeting of shareholders at which one or more Directors are to be elected. In order to nominate a Director candidate at the 2017 Annual Meeting, the shareholder’s written notice must be RECEIVED by Aetna’s Corporate Secretary at least 90 calendar days before the date of the 2017 Annual Meeting and must contain the information required by Aetna’s By-Laws. (Please see “Consideration of Director Nominees-Director Qualifications” on page 11 for a description of qualifications that the Board believes are required for Board nominees.)

•

COPY OF BY-LAW PROVISIONS: You may contact the Corporate Secretary at Aetna’s headquarters, 151 Farmington Avenue, RW61, Hartford, CT 06156, for a copy of the relevant provisions of Aetna’s By-Laws regarding the requirements for making shareholder proposals and nominating Director candidates. You also can visit Aetna’s website at www.aetna.com/governance to review and download a copy of Aetna’s By-Laws.

Can Shareholders Ask Questions at the Annual Meeting?

Yes. You can ask questions regarding each of the items to be voted on when those items are discussed at the Annual Meeting. Shareholders also will have an opportunity to ask questions of general interest at the end of the Annual Meeting.

Who Counts the Votes Cast at the Annual Meeting?

Votes are counted by employees of Broadridge Financial Solutions, Inc. and certified by the judge of election for the Annual Meeting who is an employee of Governance Consulting Services, LLC, an independent consultant of Broadridge Financial Solutions, Inc. The judge will determine the number of shares outstanding and the voting power of each share, determine the shares represented at the Annual Meeting, determine the existence of a quorum, determine the validity of proxies and ballots, count all votes and determine the results of the actions taken at the Annual Meeting.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Is My Vote Confidential?

Yes. The vote of each shareholder is held in confidence from Aetna’s Directors, officers and employees except (a) as necessary to meet applicable legal requirements (including stock exchange listing requirements) and to assert or defend claims for or against Aetna and/or one or more of its consolidated subsidiaries, (b) as necessary to assist in resolving any dispute about the authenticity or accuracy of a proxy card, consent, ballot, authorization or vote, (c) if there is a contested proxy solicitation, (d) if a shareholder makes a written comment on a proxy card or other means of voting or otherwise communicates to management, or (e) as necessary to obtain a quorum.

AETNA INC. - 2016 Proxy Statement	75

ADDITIONAL INFORMATION

Contact Information

If you have questions or need more information about the Annual Meeting, write to:

Office of the Corporate Secretary

Aetna Inc.

151 Farmington Avenue, RW61

Hartford, CT 06156

or email us at shareholderrelations@aetna.com.

For information about your record holdings or Computershare Investment Plan account, call Computershare Trust Company, N.A. at 1-800-446-2617 or access your account via the Internet at www.computershare.com/investor. We also invite you to visit Aetna’s website at www.aetna.com. Website addresses, hyperlinks and QR codes are included for reference only. The information contained on websites referred to and/or linked to in this Proxy Statement (other than Aetna’s website to the extent specifically referred to herein as required by the SEC’s rules) is not part of this proxy solicitation and is not incorporated by reference into this Proxy Statement or any other proxy materials. References to competitors and other companies throughout this Proxy Statement are for illustrative or comparison purposes only and do not indicate that these companies are Aetna’s only competitors or are Aetna’s closest competitors.

Financial Statements

The 2015 Aetna Annual Report, Financial Report to Shareholders (the “Annual Report”) includes the Report of Independent Registered Public Accounting Firm, which includes an opinion on the Company’s consolidated financial statements as of December 31, 2015 and 2014 and for each of the three years in the three-year period ending December 31, 2015, as well as an opinion on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2015. The Annual Report also contains Management’s Discussion and

Analysis of Financial Condition and Results of Operations together with the Consolidated Financial Statements and related Notes as of December 31, 2015 and 2014 and for each of the three years in the three-year period ending December 31, 2015. Other information provided in the Annual Report includes Management’s Report on Internal Control Over Financial Reporting, Selected Financial Data for the most recent five years, Quarterly Financial Data for 2015 and 2014 and a Corporate Performance Graph.

SEC Form 10-K

Shareholders may obtain a copy of Aetna’s 2015 Annual Report on Form 10-K filed with the SEC, including the financial statements and the financial statement schedules, without charge by calling 1-800-237-4273, by visiting Aetna’s website at www.aetna.com or by mailing a written request to Judith H. Jones, Aetna’s Corporate Secretary, at 151 Farmington Avenue, RW61, Hartford, CT 06156.

By order of the Board of Directors,

Judith H. Jones

Vice President and Corporate Secretary

April 8, 2016

76	AETNA INC. - 2016 Proxy Statement

ADMISSION AND TICKET REQUEST PROCEDURE

Admission

Admission is limited to shareholders of record at the close of business on March 18, 2016, or one individual designated as a shareholder’s authorized proxy holder or one representative designated in writing to present a shareholder proposal. In each case, the individual must have an admission ticket and valid government issued photo identification (e.g., a driver’s license or a passport) to be admitted to the Annual Meeting.

Ticket Request Deadline

Ticket requests must include all information specified in the applicable table below and be submitted in writing and received by Aetna on or before May 13, 2016. No requests will be processed after that date.

To Submit a Request

Submit ticket requests by mail to Office of the Corporate Secretary, 151 Farmington Avenue, RW61, Hartford, CT 06156 or by facsimile to 860-293-1361. Ticket requests will not be accepted by telephone or e-mail.

Authorized Proxy Representative

A shareholder may appoint a representative to attend the Annual Meeting and/or vote on his/her behalf. The admission ticket must be requested by the shareholder but will be issued in the name of the authorized representative. Individuals holding admission tickets that are not issued in their name will not be admitted to the Annual Meeting. The shareholder information specified below and a written proxy authorization must accompany the ticket request.

Proponent of a Shareholder Proposal

For the shareholder proposal included in this Proxy Statement, the shareholder sponsor should notify the Company in writing of the individual authorized to present the proposal on behalf of the shareholder at the Annual Meeting. One admission ticket will be issued for the designated representative if the advance registration instructions on this page and page 71 are followed. Shareholder sponsors and their designated representatives must have an admission ticket to be admitted to the Annual Meeting.

Registered Shareholders For ownership verification provide:	Beneficial Holders For ownership verification provide one of the following:	401(k) Holders For ownership verification provide:

Option A

• Name(s) of shareholder(s);

• Address;

• Phone number; and

• Shareholder account number or social security number

Option B

• A copy of your proxy card or notice showing shareholder name and address

Also include:

• Name of authorized proxy representative, if applicable

• Address to which ticket should be mailed

• A copy of your March 2016 brokerage account statement showing Aetna share ownership as of the record date (3/18/16); or

• A letter from your broker, bank or other nominee verifying your record date (3/18/16) ownership; or

• A copy of your brokerage account voting instruction card showing shareholder name and address

Also include:

• Name of authorized proxy representative, if applicable

• Address to which ticket should be mailed and phone number

• Name; • Address; and • Phone number Also include: • Address to which ticket should be mailed

AETNA INC. - 2016 Proxy Statement	77

ANNEX A

Reconciliation of Certain Amounts to the Most Directly

Comparable GAAP Measure

Operating earnings and operating earnings per share exclude from net income attributable to Aetna reported in accordance with GAAP (as defined below) net realized capital gains and losses, amortization of other acquired intangible assets, and other items, if any, that neither relate to the ordinary course of our business nor reflect our underlying business performance. Although the excluded items may recur, management believes that excluding them from net income attributable to Aetna to arrive at operating earnings and operating earnings per share provides a more useful comparison of our underlying business performance from period to period. Net realized capital gains and losses arise from various types of transactions, primarily in the course of managing a portfolio of assets that support the payment of liabilities. Amortization of other acquired intangible assets relates to our acquisition activities, including Coventry Health Care, Inc. (“Coventry”), the InterGlobal Group (“InterGlobal”) and bswift LLC (“bswift”).

These transactions and amortization do not directly relate to the underwriting or servicing of products for our customers and are not directly related to the core performance of our business operations. Operating earnings is the measure reported to our Chief Executive Officer for purposes of assessing financial performance and making operating decisions, such as the allocation of resources among our business segments. Refer to the tables below for a reconciliation of operating earnings and operating earnings per share to the most directly comparable Generally Accepted Accounting Principles (“GAAP”) measure. Non-GAAP financial measures we disclose, such as operating earnings, operating earnings per share, operating revenue, pretax operating margin, adjusted operating earnings per share, adjusted revenue, and SG&A as a % of revenue should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with GAAP.

The following is a reconciliation of operating earnings and operating earnings per share to the most directly comparable GAAP measure for the years ended December 31, 2015 through 2011:

(Millions, except per common share data)			2015	2014	2013	2012	2011
Reconciliation to Net Income Attributable to Aetna
Operating earnings	(A	)	$2,717.1	$2,404.6	$2,241.1	$1,861.9	$2,044.2
Transaction, integration-related and restructuring costs, net of tax			(189.8)	(134.2)	(233.5)	(25.4)	—
Litigation-related proceeds, net of tax			71.3	—	—	—	—
Loss on early extinguishment of long-term debt, net of tax			—	(117.8)	—	(55.2)	—
Pension settlement charge, net of tax			—	(72.5)	—	—	—
Release of litigation-related reserve, net of tax			—	67.0	—	—	—
Charge for changes in life insurance claim payment practices, net of tax			—	—	(35.7)	—	—
Reduction of reserve for anticipated future losses on discontinued products, net of tax			—	—	55.9	—	—
Reversal of allowance and gain on sale of reinsurance recoverable, net of tax			—	—	32.1	—	—
Litigation-related settlement, net of tax			—	—	—	(78.0)	—
Severance and/or facilities charge, net of tax			—	—	—	(24.1)	—
Voluntary early retirement program, net of tax			—	—	—	—	(89.1)
Amortization of other acquired intangible assets, net of tax			(166.0)	(158.2)	(139.5)	(92.3)	(78.5)
Net realized capital (losses) gains , net of tax			(42.4)	51.9	(6.8)	71.0	109.1
Net income attributable to Aetna (GAAP measure)	(B)		$2,390.2	$2,040.8	$1,913.6	$1,657.9	$1,985.7

Operating Earnings Per Share
Weighted-average common shares — diluted	(C)		352.6	359.1	359.2	345.0	380.2

Operating earnings per share	(A)/(C)		$7.71	$6.70	$6.24	$5.40	$5.38

Net income per share attributable to Aetna (GAAP measure)	(B)/(C)		$6.78	$5.68	$5.33	$4.81	$5.22

In order to provide useful information regarding our profitability on a basis comparable to others in the industry,

without regard to financing decisions, income taxes or amortization of other acquired intangible assets (each of

AETNA INC. - 2016 Proxy Statement	A-1

ANNEX A

which may vary for reasons not directly related to the performance of the underlying business), our pretax operating margin is based on operating earnings excluding interest expense and income taxes. Management also uses pretax operating margin to assess our performance, including performance versus competitors.

The following is a reconciliation of Aetna’s pretax operating margin to the most directly comparable GAAP measure for the year ended December 31, 2015:

(Millions)		2015
Reconciliation to Income Before Income Taxes
Operating earnings before income taxes, excluding interest expense	(D)	$5,032.7
Interest expense		(313.5)
Transaction, integration-related and restructuring costs		(273.3)
Litigation-related proceeds		109.6
Amortization of other acquired intangible assets		(255.4)
Net realized capital losses		(64.5)
Income before income taxes (GAAP measure)		$4,235.6

		2015
Reconciliation of Revenue
Operating revenue, excluding net investment income (“adjusted revenue”)		$59,375.0
Net investment income		916.4
Operating revenue (excludes net realized capital losses and other items)	(E)	60,291.4
Litigation-related proceeds		109.6
Net realized capital losses		(64.5)
Total revenue (GAAP measure)	(F)	$60,336.5

Operating Margin
Pretax operating margin	(D)/(E)	8.3%
After-tax net income margin (GAAP measure)	(B)/(F)	4.0%

Under the Annual Bonus Plan (“ABP”), bonus pool funding is determined by the Committee on Compensation and Talent Management using non-GAAP metrics to measure actual performance. The following is a reconciliation of the actual performance metrics used in determining the bonus pool funding to the most directly comparable GAAP measure for the year ended December 31, 2015:

		2015
Operating earnings per share, excluding pension expense (“adjusted operating earnings per share”)		$7.55
Financing component of pension and other postretirement employee benefit plan expense, net of tax		.16
Operating earnings per share		7.71
Transaction, integration-related and restructuring costs, net of tax		(.54)
Litigation-related proceeds, net of tax		.20
Amortization of other acquired intangible assets, net of tax		(.47)
Net realized capital losses, net of tax		(.12)
Net income attributable to Aetna per share (GAAP measure)		$6.78

(Millions)		2015
Operating expenses, excluding incentive compensation expense and other items	(G)	$11,019.7
Incentive compensation expense		406.4
Transaction, integration-related and restructuring costs		223.2
Total operating expenses (GAAP measure)	(H)	$11,649.3

Adjusted operating expense ratio (“SG&A as a % of Revenue”)	(G)/(E)	18.3%
Total operating expense ratio (GAAP measure)	(H)/(F)	19.3%

A-2	AETNA INC. - 2016 Proxy Statement

ANNEX B

Directions to the Avon Old Farms Hotel

Avon Old Farms Hotel is located at 279 Avon Mountain Road, Avon, CT 06001 – 9 miles west of Hartford (approximately 10 minutes) and 16 miles southwest of Bradley International Airport.

•

From Bradley International Airport: Route 20 west to Routes 10 & 202 south (Granby). Follow Routes 10 & 202 south to Route 44 east. Take Route 44 east for eight-tenths of a mile. The Avon Old Farms Hotel is on the right just past the intersection of Route 44 east and Route 10.

•

From Boston: Route 90 (Mass Turnpike) west to I-84 west (Sturbridge). I-84 west through Hartford to Exit 39 (Farmington). Follow Route 4 west one mile to Route 10 north. Travel north on Route 10 for five miles to Jct. Routes 10 & 44. Avon Old Farms Hotel is on the right-hand corner.

•

From Springfield: Route 91 south to Bradley International Airport exit 40, Route 20 west to Routes 10 & 202 south, Granby. Follow Route 10 & 202 south to Route 44 east. Take Route 44 east for eight-tenths of a mile. The Avon Old Farms Hotel is on the right just past the intersection of Route 44 east and Route 10.

•

From New York City/Long Island: Take Interstate 95 north to 287 west to 684 north to I-84 east. Follow I-84 to Exit 39 (Farmington). Follow Route 4 west one mile to Route 10 north. Travel north on Route 10 for five miles to Jct. Routes 10 & 44. Avon Old Farms Hotel is on the right-hand corner.

•

From Eastern Long Island: Take the Deegan Expressway (Route 87) north to Route 287 east to 684 north to I-84. Follow I-84 to Exit 39 (Farmington). Follow Route 4 west one mile to Route 10 north. Travel north on Route 10 for five miles to Jct. Routes 10 & 44. Avon Old Farms Hotel is on the right-hand corner.

•

From Western Long Island: Take the Cross Island Expressway to I-95 north, to Route 8 north to I-84 east. Follow I-84 to Exit 39 (Farmington). Follow Route 4 west one mile to Route 10 north. Travel north on Route 10 for five miles to Jct. Routes 10 & 44. Avon Old Farms Hotel is on the right-hand corner.

•

From Albany: New York Thruway to Mass Pike Route 90 to Route I-91 south. Follow to exit 40 (Bradley International Airport) onto Route 20 west to routes 10 & 202 south (Granby). Follow to Route 44 east. Avon Old Farms Hotel is eight-tenths of a mile on the right, just past the intersection of Routes 44 & 10.

•

From Bridgeport (L.I. Ferry): Follow Route 8 north from Bridgeport to I-84 east. Follow I-84 to Exit 39 (Farmington). Follow Route 4 west one mile to Route 10 north. Travel north on Route 10 for five miles to Jct. Routes 10 & 44. Avon Old Farms Hotel is on the right-hand corner.

•

From New Jersey: Garden State Parkway north to Route 287 east, over the Tappan Zee Bridge, exit 9A to 684 north to I-84 east to Exit 39 (Farmington). Follow Route 4 west one mile to Route 10 north. Travel north on Route 10 for five miles to Jct. Routes 10 & 44. Avon Old Farms Hotel is on the right-hand corner.

•

From Providence: Route 6 west to I-384 west to I-84 west to Exit 39 (Farmington). Follow Route 4 west one mile to Route 10 north. Travel north on Route 10 for five miles to Jct. Routes 10 & 44. Avon Old Farms Hotel is on the right-hand corner.

AETNA INC. - 2016 Proxy Statement	B-1

ANNEX C

AETNA INC.

2016 EMPLOYEE STOCK PURCHASE PLAN

1. Purpose of the Plan. The purpose of the Plan is to provide employment incentive through a capital accumulation opportunity, link employee and shareholder interests, and provide an opportunity for employees of the Company and its Participating Subsidiaries to purchase Common Stock through payroll deductions.

2. Definitions.

“Board” means the Company’s Board of Directors.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Change-in-Control” means the happening of any of the following:

(i) When any “person” as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as used in Sections 13(d) and 14(d), including a “group” as defined in Section 13(d) of the Exchange Act but excluding the Company and any Subsidiary thereof and any employee benefit plan sponsored or maintained by the Company or any Subsidiary (including any trustee of such plan acting as trustee), directly or indirectly, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing 20 percent or more of the combined voting power of the Company’s then outstanding securities;

(ii) When, during any period of 24 consecutive months, the individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason other than death to constitute at least a majority thereof, provided that a Director who was not a Director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such Director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the Directors who then qualified as Incumbent Directors either actually (because they were Directors at the beginning of such 24-month period) or by prior operation of this paragraph (ii); or

(iii) The occurrence of a transaction requiring shareholder approval for the acquisition of the Company by an entity other than the Company or a Subsidiary through purchase of assets, or by merger, or otherwise.

Notwithstanding the foregoing, in no event shall a “Change-in-Control” be deemed to have occurred (i) as a result of the formation of a Holding Company, or (ii) with respect to any Employee, if such Employee is part of a “group”, within the meaning of Section 13(d)(3) of the Exchange Act as in effect on the effective date, which consummates the Change-in-Control transaction. In addition, for purposes of the definition of “Change-in-Control” a person engaged in business as an underwriter of securities shall not be deemed to be the “beneficial owner” of, or to “beneficially own,” any securities acquired through such person’s participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

“Committee” means the Board’s Committee on Compensation and Talent Management or such other committee of the Board designated by the Board to administer the Plan.

“Common Stock” means the common shares, $.01 par value, of the Company.

“Company” means Aetna Inc., a Pennsylvania corporation.

“Compensation” means annual base salary during a Purchase Period and does not include any bonus, severance or overtime payment, disability payment, contributions to an employee benefit plan or other similar payment or contribution.

“Continuous Status as an Employee” means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave, (ii) military leave, (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or

AETNA INC. - 2016 Proxy Statement	C-1

ANNEX C

unless provided otherwise pursuant to Company policy adopted from time to time, or (iv) transfers between locations of the Company or between the Company and its Participating Subsidiaries.

“Employee” means any person, including an officer, who is an employee of the Company or one of its Participating Subsidiaries for tax purposes and who is employed at least twenty-one (21) days prior to the Grant Date of an Offering (or such shorter period as the Company, in its sole discretion, may determine).

“Expiration Date” means the last day of an Offering as designated by the Committee, which, in any event, shall not be more than twenty-seven (27) months after the Grant Date.

“Fair Market Value” shall mean on any date, with respect to a share of Common Stock, the closing price of a share of Common Stock as reported by the Consolidated Tape of New York Stock Exchange Listed Shares on such date, or, if no shares were traded on such Exchange on such date, on the next date on which the Common Stock is traded.

“Holding Company” means an entity that becomes a holding company for the Company or its business as part of any reorganization, merger, consolidation or other transaction, provided that the outstanding shares of common stock of such entity and the combined voting power of the then outstanding voting securities of such entity entitled to vote generally in the election of directors is, immediately after such reorganization, merger, consolidation or other transaction, beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the outstanding shares of common stock and the combined voting power of the outstanding voting securities, respectively, of the Company immediately prior to such reorganization, merger, consolidation or other transaction in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or other transaction, of such outstanding voting stock.

“Grant Date” means the first business day of each Purchase Period of the Plan.

“Offering” means the grant of Purchase Rights under the Plan.

“Participating Subsidiary” means the Subsidiaries that have been designated by the Committee or the Board from time to time in its sole discretion as eligible to participate in one or more Offerings under the Plan; provided however that the Board shall only have the discretion to designate Subsidiaries if the grant of Purchase Rights to such Subsidiary

Employees pursuant to the Plan would not cause the Company to incur material adverse accounting charges.

“Plan” means the Aetna Inc. 2016 Employee Stock Purchase Plan, a plan intended to qualify under Section 423 of the Code, as amended from time to time.

“Purchase Period” means the period of an Offering beginning on the Grant Date and ending on the Expiration Date.

“Purchase Rights” means rights to purchase shares of Common Stock under the Plan on the terms or conditions set forth herein and as determined by the Committee as provided hereunder.

“Subsidiary” means any company in an unbroken chain of companies beginning with (and including) the Company in which each company other than the last company in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

3. Administration of the Plan. The Committee shall administer the Plan. The Committee shall have full power and authority to construe and interpret the Plan and may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. Decisions of the Committee shall be final, conclusive and binding upon all parties, including the Company, its shareholders and its employees.

The Committee may in its sole discretion determine from time to time that the Company shall grant Purchase Rights under an Offering to all of the then eligible Employees, provided, however, that it shall be under no obligation to do so.

4. Participation in the Plan. The individuals who shall be eligible to receive grants of Purchase Rights under an Offering shall be all Employees of the Company or of any Participating Subsidiary who are so employed by the Company or Participating Subsidiary on the Grant Date of such Offering; provided, however, that no individual shall be eligible to effect a purchase under an Offering if immediately thereafter and after giving effect thereto, the aggregate value or voting power of all shares of stock of the Company and any Subsidiary then owned by such individual, either directly or indirectly, within the meaning of the applicable sections of the Code and including all shares of stock with respect to which such individual holds options, would equal or exceed in the aggregate 5% of the total value or combined voting power of all classes of stock of the Company or any Subsidiary.

C-2	AETNA INC. - 2016 Proxy Statement

ANNEX C

5. Stock.

(a) The stock subject to an Offering shall be authorized but unissued shares of Common Stock. Subject to adjustment in accordance with the provisions of Section 11(f) hereof, the total number of shares of Common Stock which may be the subject of Offerings under the Plan shall not exceed in the aggregate 5,000,000 shares.

(b) In the event that any shares of Common Stock, which are the subject of an Offering, are not purchased, such unpurchased shares of Common Stock may again be available for subsequent Offerings.

6. Number of Shares That an Employee May Purchase.

(a) An eligible Employee may elect to purchase through payroll deductions under an Offering a number of whole shares of Common Stock determined by the Committee from time to time.

(b) The number of whole shares of Common Stock that a participating Employee may purchase on the Expiration Date shall be determined by dividing such Employee’s contributions accumulated prior to such Expiration Date and retained in such Employee’s account as of the Expiration Date by the applicable purchase price; provided, however, that such purchase shall be subject to the limitations set forth in this Section 6.

(c) The maximum number of shares that each eligible Employee may purchase under an Offering equals $25,000 divided by the Fair Market Value of a share of Common Stock on the first day of the Offering.

(d) Notwithstanding the foregoing provisions of the Plan, no eligible Employee may elect to purchase under Offerings in any single calendar year a number of whole shares of Common Stock which, together with all other shares in the Company and Subsidiaries which the Employee may be entitled to purchase in such year pursuant to an Offering and under any other employee stock purchase plan, as defined in Section 423 of the Code, has an aggregate Fair Market Value (measured in each case as of the Grant Date) in excess of $25,000.

7.	Participation.

(a) An eligible Employee may become a participant in the Plan by completing a subscription agreement and any other required documents provided by the Company and submitting them in the form and manner designated by the Company.

(b) Unless otherwise determined by the Company, payroll deductions in respect of an Offering shall commence on the first full payroll period beginning on or after the Grant Date of such Offering and shall end on the last payroll period ending prior to the Expiration Date of such Offering, unless such deductions are sooner terminated by the participating Employee as provided in Section 10.

8.	Method of Payment of Contributions.

(a) A participating Employee shall elect to have payroll deductions made on each payday during the Offering in whole percentages from one percent (1%) to, and not exceeding, ten percent (10%) of such participating Employee’s Compensation during the Offering. All payroll deductions made by a participating Employee shall be credited to his or her account under the Plan. A participating Employee may not make any additional payments into such account.

(b) A participating Employee may discontinue his or her participation in the Plan as provided in Section 10.

(c) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 6 hereof, the Company may cause a participant’s payroll deductions to be decreased in respect of an Offering year to zero percent (0%).

9. Exercise of Purchase Rights. Unless a participating Employee withdraws from an Offering or terminates his or her Continuous Status as an Employee as provided in Section 10 prior to the Expiration Date of an Offering, his or her right to purchase whole shares in any Offering will be exercised automatically on each Expiration Date of an Offering, and the maximum number of whole shares subject to the Purchase Right will be purchased at the applicable purchase price with the accumulated contributions in his or her account.

10. Voluntary Withdrawals; Termination of Employment.

(a) A participating Employee may withdraw all but not less than all the contributions credited to his or her account under the Plan at any time prior to the Expiration Date of an Offering by notifying the Company in the form and manner designated by the Company. All of the participating Employee’s contributions credited to his or her account will be paid to him or her not later than sixty (60) days after receipt of his or her notice of withdrawal and his or her Purchase Right for the then current Offering will be automatically terminated, and no further contributions by such Employee for the purchase of Common Stock will be permitted or made during such Offering.

(b) Upon termination of a participating Employee’s Continuous Status as an Employee prior to the

AETNA INC. - 2016 Proxy Statement	C-3

ANNEX C

Expiration Date of an Offering for any reason, whether voluntary or involuntary, including retirement or death, the contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the Employee’s estate, and his or her Purchase Right will be automatically terminated.

(c) A participating Employee’s voluntary withdrawal from an Offering will not have any effect upon his or her eligibility to participate in a succeeding Offering or in any similar plan that may hereafter be adopted by the Company.

11. Terms and Conditions of Offerings.

(a) General:

The Offerings shall be in such form as the Committee shall from time to time approve, and shall contain such terms and conditions as the Committee shall prescribe not inconsistent with the Plan.

(b) Purchase Price:

The purchase price per share of shares covered by Purchase Rights will be established by the Committee for each Offering, but in no event will the purchase price per share of shares covered by Purchase Rights be less than 85% of the lower of (i) the Fair Market Value of a share of Common Stock on the Grant Date and (ii) the Fair Market Value of a share of Common Stock on the Expiration Date.

(c) Term of Offerings:

Each Offering shall commence on the Grant Date and terminate, subject to earlier termination by the Committee, on the Expiration Date.

(d) Employee’s Purchase Directions:

Each Offering shall provide that the participating Employee at the conclusion of the Purchase Period may purchase all of the whole shares which are covered by Purchase Rights purchasable in such Offering with the contributions credited to such Employee’s account unless such Employee shall, in the manner provided for in the Offering, notify the Company as set forth in Section 10 that the Employee does not desire to purchase any of such shares.

(e) Change-in-Control:

Upon a Change-in-Control, the Expiration Date shall be deemed to have occurred immediately prior to such Change-in-Control and, unless an Employee shall have withdrawn from the Offering as provided in Section 10, all then outstanding Purchase Rights shall be deemed to have been exercised on such Expiration Date as provided in Section 9.

(f) Adjustments:

In the event that the Committee shall determine that any stock dividend, stock split, reverse stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar event affects the Common Stock such that an adjustment is required in order to preserve or prevent an enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in its sole discretion, and in such manner as the Committee may deem equitable, adjust any or all of (1) the number and kind of shares which thereafter may be made the subject of Offerings under the Plan, (2) the number and kind of shares subject to outstanding Offerings and (3) the purchase price with respect to any of the foregoing and/or, if deemed appropriate, make provision for a cash payment to a person who has outstanding Purchase Rights; provided, however, that the number of shares subject to any such Purchase Rights shall always be a whole number.

(g) Assignability:

No rights hereunder shall be assignable or transferable.

(h) Employee’s Agreement:

If, at the time of the purchase of shares which are covered by Purchase Rights under an Offering, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any applicable laws or regulations relating to the sale of securities, that the Employee purchasing such shares shall agree that such Employee will purchase such shares for investment and not with any present intention to resell the same, the Employee will, upon the request of the Company, execute and deliver to the Company an agreement to such effect. The Company may also require that a legend setting forth such investment intention be stamped or otherwise written on the certificates for shares purchased pursuant to the Plan or otherwise evidenced on the records with respect to shares purchased pursuant to the Plan, including records relating to uncertificated shares.

C-4	AETNA INC. - 2016 Proxy Statement

ANNEX C

(i) Rights as a Shareholder:

An Employee who has been granted Purchase Rights hereunder shall have no rights as a shareholder with respect to shares covered by such Purchase Rights until the date of the issuance of the shares to the Employee. No adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance. For purposes of the Plan, the Company, in lieu of the issuance of certificates, may utilize a book entry account system for recording ownership of shares of Common Stock, subject to the rules generally applicable to such system.

(j) Interest:

No interest shall accrue on payroll deductions made under or pursuant to the Plan or any Offering hereunder.

12. Term of Plan. No grant of Purchase Rights shall be made after July 1, 2021.

13. Amendments. The Plan is wholly discretionary in nature. As such, the Board may, in its sole discretion, from time to time alter, amend, suspend, or discontinue the Plan or alter or amend any and all Purchase Rights or terminate any Offering; provided, however, that no such action of the Board may, without the approval of the shareholders, make any amendment for which shareholder approval is necessary to comply with any tax or regulatory requirement with which the Committee has determined it is necessary or advisable to have the Company comply. Subject to the limitations in this Section 13 relating to shareholder approval, the Committee may, in its sole discretion, make such amendment or modification to the Plan or any Purchase Rights granted hereunder as is necessary or desirable to comply with, or effectuate administration of, the Plan under the laws, rules or regulations of any foreign jurisdiction, the laws of which may be applicable to the Plan or participants in the Plan.

14. Application of Funds. The proceeds received by the Company from the sale of the Common Stock pursuant to an Offering will be used for general corporate purposes.

15. Governing Law. The Plan and all Offerings shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania without regard to the choice of law rules thereunder.

16. Additional Restrictions of Rule 16b-3. The terms and conditions of Purchase Rights granted hereunder to, and the purchase of shares of Common Stock by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3 thereunder. The Plan shall be deemed to contain, and such Purchase Rights shall contain, and the shares of Common Stock issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by such Rule 16b-3 to qualify for the maximum exemption from such Section 16 with respect to Plan transactions.

AETNA INC. - 2016 Proxy Statement	C-5

The Aetna Way is an expression of why we exist,

what we are trying to achieve and what we believe in.

Everything we do at Aetna starts with our values — a clear, strongly held set of core beliefs that reflect who we are and what you can expect from us.

151 Farmington Avenue

Hartford, Connecticut 06156

Visit our Investor Relations website www.aetna.com/about-us/investor-information.html

Read our 2015 Corporate Social Responsibility Report www.aetna.com/about-aetna-insurance/document- library/corporate-responsibility.pdf

Aetna Mobile Web - shows a streamlined view of Aetna.com. You can buy health insurance or access our most popular tools directly from your mobile phone’s web browser.

www.aetna.com/about-aetna-insurance/sas/mobile/index.html

The Aetna Story: Healthier days for a healthier world

Founded in 1853 in Hartford, Connecticut, Aetna is one of the nation’s leading diversified health care benefits companies. We help people achieve health and financial security by offering a broad range of traditional, voluntary and consumer-directed health insurance products and related services, including medical, pharmacy, dental, behavioral health, group life and disability plans, and medical management capabilities, Medicaid health care management services, workers’ compensation administrative services and health information technology products and services.

We currently serve an estimated 46.5 million people with information and resources to help them make better informed decisions about their health care. Our customers include employer groups, individuals, college students, part-time and hourly workers, health plans, health care providers, governmental units, government-sponsored plans, labor groups and expatriates.

We can and must do better as a health care system, and that’s why we are committed to transforming the health care experience. We are driven to build a healthier world by helping people achieve more healthy days. Helping people on this journey regardless of their stage of life or health status, we are engaging members and enabling them to improve their health and wellness while delivering access to sustainably lower cost health care.

AETNA INC.

151 FARMINGTON AVENUE, RW61

HARTFORD, CT 06156-3215

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 19, 2016. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

If you are calling from the United States or Puerto Rico, use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 19, 2016. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E07041-P73009                         KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

AETNA INC.

The Board of Directors recommends a vote FOR each of the nominees.

1.	Election of Directors

	Nominees:		For	Against	Abstain

	1a.	Fernando Aguirre	☐	☐	☐

	1b.	Mark T. Bertolini	☐	☐	☐

	1c.	Frank M. Clark	☐	☐	☐

	1d.	Betsy Z. Cohen	☐	☐	☐

	1e.	Molly J. Coye, M.D.	☐	☐	☐

	1f.	Roger N. Farah	☐	☐	☐

	1g.	Jeffrey E. Garten	☐	☐	☐

	1h.	Ellen M. Hancock	☐	☐	☐

	1i.	Richard J. Harrington	☐	☐	☐

	1j.	Edward J. Ludwig	☐	☐	☐

	1k.	Joseph P. Newhouse	☐	☐	☐

	1l.	Olympia J. Snowe	☐	☐	☐

The Board of Directors recommends a vote FOR proposals 2, 3 and 4.		For	Against	Abstain

2.	Approval of the Appointment of the Independent Registered Public Accounting Firm	☐	☐	☐

3.	Approval of Aetna Inc. 2016 Employee Stock Purchase Plan	☐	☐	☐

4.	Approval of the Company’s Executive Compensation on a Non-Binding Advisory Basis	☐	☐	☐

The Board of Directors recommends a vote AGAINST proposal 5.

5.	Shareholder Proposal to Require Certain Additional Disclosure of Political Contributions	☐	☐	☐

The proxies may vote in their discretion on any and all other matters that may properly come before the meeting or any adjournment or postponement thereof.

HOUSEHOLDING CONSENT
Please indicate if you consent to receive a single copy of future notices of shareholder meetings, proxy statements and annual reports to shareholders for your household (Please note that each registered shareholder in your household will need to consent to this option.)		☐ Yes	☐ No

NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or other form of entity, please sign in the full name of the entity, by a duly authorized officer. The signer hereby revokes all proxies heretofore given by the signer to vote at the 2016 Annual Meeting of Shareholders of Aetna Inc. and any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

2016 ANNUAL MEETING OF SHAREHOLDERS

OF

AETNA INC.

FRIDAY, MAY 20, 2016, 9:30 AM EASTERN TIME

AVON OLD FARMS HOTEL

279 AVON MOUNTAIN ROAD

AVON, CT 06001

Your vote is important to us. You may vote your proxy by Internet, telephone or mail. Please vote your proxy at your earliest convenience even if you plan to attend the Annual Meeting. Voting instructions appear on the reverse side of this card. Your vote is held in confidence by the Company’s outside tabulator, Broadridge Financial Solutions, Inc.

NOTE: If you plan to attend the meeting, you must follow the admission and ticket request procedure in the 2016 Proxy Statement. Aetna’s Corporate Secretary must receive your written request for an admission ticket on or before May 13, 2016. You must present your admission ticket along with a government-issued photo identification (e.g., a driver’s license or passport) in order to be admitted to the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2016 ANNUAL MEETING: The Aetna Inc. 2016 Notice of Annual Meeting and Proxy Statement and the Aetna Inc. 2015 Annual Report, Financial Report to Shareholders are available at www.proxyvote.com.

E07042-P73009

Proxy – Aetna Inc.

2016 Annual Meeting of Shareholders

THIS PROXY IS SOLICITED ON BEHALF OF AETNA’S BOARD OF DIRECTORS.

The undersigned hereby appoints Ellen M. Hancock, Richard J. Harrington, and Edward J. Ludwig, and each of them, the proxies of the undersigned, with full power of substitution, to vote the shares of the undersigned at the 2016 Annual Meeting of Shareholders of Aetna Inc. to be held on May 20, 2016 and at any adjournment or postponement thereof, and directs said proxies to vote as specified herein on the items specified in this proxy, and in their discretion on any and all other matters that may properly come before the meeting or any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE LISTED IN ITEM 1, FOR ITEMS 2, 3 and 4 AND AGAINST ITEM 5.

If you vote by telephone or the Internet, please DO NOT mail back this Proxy Card.

THANK YOU FOR VOTING

(Items to be voted appear on reverse side of this Proxy Card.)

AETNA INC. ANNUAL MEETING FOR SHAREHOLDERS AS OF MARCH 18, 2016 TO BE HELD ON MAY 20, 2016 Your vote is important. Thank you for voting.
Read the Proxy Statement and have the voting instruction form below in hand. Please note that the telephone and Internet voting turns off at 11:59 p.m. ET on May 19, 2016.
Vote by Internet:	www.proxyvote.com
Vote by Phone:	1-800-454-8683
Vote by Mail:	Use the envelope enclosed

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E07049-P72650

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2016 ANNUAL MEETING. The following materials are available at www.proxyvote.com:
The Aetna Inc. 2016 Notice of Annual Meeting and Proxy Statement and Aetna Inc. 2015 Annual Report, Financial Report to Shareholders.
The Board of Directors recommends a vote FOR each of the nominees.							PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON		☐
1.	Election of Directors
	Nominees:			For	Against	Abstain	The Board of Directors recommends a vote FOR proposals 2, 3 and 4.		For	Against	Abstain
	1a. 1b. 1c. 1d. 1e. 1f. 1g. 1h. 1i. 1j. 1k. 1l.	Fernando Aguirre Mark T. Bertolini Frank M. Clark Betsy Z. Cohen Molly J. Coye, M.D. Roger N. Farah Jeffrey E. Garten Ellen M. Hancock Richard J. Harrington Edward J. Ludwig Joseph P. Newhouse Olympia J. Snowe		☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	2.	Approval of the Appointment of the Independent Registered Public Accounting Firm	☐	☐	☐
							3.	Approval of Aetna Inc. 2016 Employee Stock Purchase Plan	☐	☐	☐
							4.	Approval of the Company’s Executive Compensation on a Non-Binding Advisory Basis	☐	☐	☐
The Board of Directors recommends a vote AGAINST proposal 5.
							5.	Shareholder Proposal to Require Certain Additional Disclosure of Political Contributions	☐	☐	☐

The signer hereby authorizes and directs the record holder of the signer’s shares to authorize and direct Ellen M. Hancock, Richard J. Harrington and Edward J. Ludwig, or any of them, to vote the signer’s shares in their discretion on any and all other matters that may properly come before the meeting or any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX]			Date

AETNA INC. 151 FARMINGTON AVENUE, RW61 HARTFORD, CT 06156-3215	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 17, 2016. Have your Voting Instruction Card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by Aetna in mailing proxy materials, you can consent to receiving all future proxy statements, Voting Instruction Cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

If you are calling from the United States or Puerto Rico, use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 17, 2016. Have your Voting Instruction Card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your Voting Instruction Card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E07043-Z67142             KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

AETNA INC.

The Board of Directors recommends a vote FOR each of the nominees.

1.	Election of Directors
	Nominees:		For	Against	Abstain

	1a.	Fernando Aguirre	☐	☐	☐

	1b.	Mark T. Bertolini	☐	☐	☐

	1c.	Frank M. Clark	☐	☐	☐

	1d.	Betsy Z. Cohen	☐	☐	☐

	1e.	Molly J. Coye, M.D.	☐	☐	☐

	1f.	Roger N. Farah	☐	☐	☐

	1g.	Jeffrey E. Garten	☐	☐	☐

	1h.	Ellen M. Hancock	☐	☐	☐

	1i.	Richard J. Harrington	☐	☐	☐

	1j.	Edward J. Ludwig	☐	☐	☐

	1k.	Joseph P. Newhouse	☐	☐	☐

	1l.	Olympia J. Snowe	☐	☐	☐

The Board of Directors recommends a vote FOR proposals 2, 3 and 4.		For	Against	Abstain

2.	Approval of the Appointment of the Independent Registered Public Accounting Firm	☐	☐	☐

3.	Approval of Aetna Inc. 2016 Employee Stock Purchase Plan	☐	☐	☐

4.	Approval of the Company’s Executive Compensation on a Non-Binding Advisory Basis	☐	☐	☐

The Board of Directors recommends a vote AGAINST proposal 5.

5.	Shareholder Proposal to Require Certain Additional Disclosure of Political Contributions	☐	☐	☐

The signer hereby authorizes and directs the trustee to authorize and direct Ellen M. Hancock, Richard J. Harrington and Edward J. Ludwig, or any of them, to vote the shares held on the signer’s behalf in their discretion on any and all other matters that may properly come before the meeting or any adjournment or postponement thereof.

NOTE: Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or other form of entity, please sign in the full name of the entity, by a duly authorized officer. The signer hereby revokes all voting instructions heretofore given by the signer with respect to the shares represented hereby to be voted at the 2016 Annual Meeting of Shareholders of Aetna Inc. and any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

2016 ANNUAL MEETING OF SHAREHOLDERS

OF

AETNA INC.

FRIDAY, MAY 20, 2016, 9:30 AM EASTERN TIME

AVON OLD FARMS HOTEL

279 AVON MOUNTAIN ROAD

AVON, CT 06001

Your vote is important to us. You may provide voting instructions by Internet, telephone or mail. Please provide your voting instructions at your earliest convenience even if you plan to attend the Annual Meeting. Voting instructions appear on the reverse side of this card. Your individual voting instructions are held in confidence.

NOTE: If you plan to attend the meeting, you must follow the admission and ticket request procedure in the 2016 Proxy Statement. Aetna’s Corporate Secretary must receive your written request for an admission ticket on or before May 13, 2016. You must present your admission ticket along with a government-issued photo identification (e.g., a driver’s license or passport) in order to be admitted to the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2016 ANNUAL MEETING: The Aetna Inc. 2016 Notice of Annual Meeting and Proxy Statement and the Aetna Inc. 2015 Annual Report, Financial Report to Shareholders and message to the 401(k) Plan Participants are available at www.proxyvote.com.

E07044-Z67142

Voting Instructions – Aetna Inc.

2016 Annual Meeting of Shareholders

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF STATE STREET BANK AND TRUST COMPANY

TO: Participants in the Aetna 401(k) Plan:

This Voting Instruction Card constitutes the confidential voting instructions of the participants in the Aetna 401(k) Plan (the “Plan”) who have the right to instruct the trustee under the Plan to vote the shares of common stock of Aetna Inc. held under the Plan on your behalf, in accordance with the terms of the Plan and to vote those shares in accordance with your instructions at the Annual Meeting of Shareholders of Aetna Inc. to be held on May 20, 2016, and at any adjournment or postponement thereof. State Street Bank and Trust Company is the trustee under the Plan. Please indicate by checking the appropriate box how you want these shares to be voted by the trustee and return this card to the trustee in the envelope provided. We would like to remind you that your individual voting instructions are held in the strictest confidence and will not be disclosed to Aetna. If you fail to provide voting instructions to the trustee by 11:59 p.m. Eastern Time on May 17, 2016, by telephone, by Internet, or by completing, signing and returning this card, the trustee will vote the shares held on your behalf in the same manner and proportion as those shares for which the trustee receives proper and timely instructions.

If you vote by telephone or the Internet, please DO NOT mail back this Voting Instruction Card.

THANK YOU FOR VOTING

(Items to be voted appear on reverse side.)